Exhibit 10(a)

                          $275,000,000

                        CREDIT AGREEMENT

                           dated as of

                          July 27, 2000

                              among

                  AIRBORNE FREIGHT CORPORATION,

                           as Borrower

                    The Lenders Listed Herein

                               and

                      WACHOVIA BANK, N.A.,

                     as Administrative Agent

                              with

               U.S. BANK, as Documentation Agent,

        BANK OF AMERICA, N.A., as Syndication Agent, and

          WACHOVIA SECURITIES, INC.,  as Lead Arranger

                        CREDIT AGREEMENT

                        TABLE OF CONTENTS

CREDIT AGREEMENT                                                 5
ARTICLE I. DEFINITIONS                                           5
 SECTION 1.01. DEFINITIONS.                                      5
 SECTION 1.02. ACCOUNTING TERMS AND DETERMINATIONS.             18
 SECTION 1.03. REFERENCES.                                      19
 SECTION 1.04. USE OF DEFINED TERMS.                            19
 SECTION 1.05. TERMINOLOGY.                                     19
ARTICLE II. THE CREDITS                                         19
 SECTION 2.01. COMMITMENTS TO LEND SYNDICATED LOANS.            19
 SECTION 2.02. METHOD OF BORROWING SYNDICATED LOANS.            20
 SECTION 2.03. MONEY MARKET LOANS.                              21
 SECTION 2.04. CONTINUATION AND CONVERSION ELECTIONS.           25
 SECTION 2.05. NOTES.                                           25
 SECTION 2.06. MATURITY OF LOANS.                               26
 SECTION 2.07. INTEREST RATES.                                  26
 SECTION 2.08. FEES.                                            28
 SECTION 2.09.OPTIONAL TERMINATION OR REDUCTION OF COMMITMENTS. 29
 SECTION 2.10. MANDATORY TERMINATION OF COMMITMENTS.            29
 SECTION 2.11. OPTIONAL PREPAYMENTS.                            29
 SECTION 2.12. MANDATORY PREPAYMENTS.                           29
 SECTION 2.13. GENERAL PROVISIONS AS TO PAYMENTS.               30
 SECTION 2.14. COMPUTATION OF INTEREST AND FEES.                31
ARTICLE III. CONDITIONS TO BORROWINGS                           32
 SECTION 3.01. CONDITIONS TO FIRST BORROWING.                   32
 SECTION 3.02. CONDITIONS TO ALL BORROWINGS.                    33
ARTICLE IV. REPRESENTATIONS AND WARRANTIES                      34
 SECTION 4.01. CORPORATE EXISTENCE AND POWER.                   34
 SECTION 4.02.CORPORATE AND GOVERNMENTAL AUTHORIZATION;
              NO CONTRAVENTION.                                 34
 SECTION 4.03. BINDING EFFECT.                                  34
 SECTION 4.04. FINANCIAL INFORMATION; MATERIAL ADVERSE EFFECT.  35
 SECTION 4.05. NO LITIGATION.                                   35
 SECTION 4.06. COMPLIANCE WITH ERISA.                           35
 SECTION 4.07. COMPLIANCE WITH LAWS; PAYMENT OF TAXES.          35
 SECTION 4.08. SUBSIDIARIES.                                    36
 SECTION 4.09. INVESTMENT COMPANY ACT.                          36
 SECTION 4.10. PUBLIC UTILITY HOLDING COMPANY ACT.              36
 SECTION 4.11. OWNERSHIP OF PROPERTY; LIENS.                    36
 SECTION 4.12. NO DEFAULT.                                      36
 SECTION 4.13. FULL DISCLOSURE.                                 36
 SECTION 4.14. ENVIRONMENTAL MATTERS.                           37
 SECTION 4.15. CAPITAL STOCK.                                   37
 SECTION 4.16. MARGIN STOCK.                                    37
 SECTION 4.17. INSOLVENCY.                                      38
 SECTION 4.18. INSURANCE.                                       38
 SECTION 4.19. CITIZENSHIP.                                     38
 SECTION 4.20. STATUS AS AN AIR CARRIER.                        38
ARTICLE V. COVENANTS                                            39
 SECTION 5.01. INFORMATION.                                     39
 SECTION 5.02. INSPECTION OF PROPERTY, BOOKS AND RECORDS.       40
 SECTION 5.03. MAINTENANCE OF EXISTENCE.                        40
 SECTION 5.04. DISSOLUTION.                                     41
 SECTION 5.05. CONSOLIDATIONS, MERGERS AND SALES OF ASSETS.     41
 SECTION 5.06. USE OF PROCEEDS.                                 41
 SECTION 5.07. COMPLIANCE WITH LAWS; PAYMENT OF TAXES.          41
 SECTION 5.08. INSURANCE.                                       42
 SECTION 5.09. CHANGE IN FISCAL YEAR.                           42
 SECTION 5.10. MAINTENANCE OF PROPERTY.                         42
 SECTION 5.11. ENVIRONMENTAL NOTICES.                           42
 SECTION 5.12. ENVIRONMENTAL MATTERS.                           43
 SECTION 5.13. ENVIRONMENTAL RELEASE.                           43
 SECTION 5.14. TRANSACTIONS WITH AFFILIATES.                    43
 SECTION 5.15. RESTRICTED PAYMENTS.                             43
 SECTION 5.16. INVESTMENTS.                                     43
 SECTION 5.17. PRIORITY DEBT.                                   44
 SECTION 5.18.RESTRICTIONS ON ABILITY OF SUBSIDIARIES TO PAY
              DIVIDENDS.                                        45
 SECTION 5.19. FIXED CHARGES COVERAGE.                          45
 SECTION 5.20.RATIO OF CONSOLIDATED DEBT TO CONSOLIDATED TOTAL
    CAPITALIZATION.                                   45
 SECTION 5.21. LIMITATIONS ON ADDITIONAL DEBT.                  45
 SECTION 5.22. MINIMUM CONSOLIDATED TANGIBLE NET WORTH.         45
 SECTION 5.23. MORE RESTRICTIVE AGREEMENTS.                     46
 SECTION 5.24. NEW SUBSIDIARIES.                                46
ARTICLE VI. DEFAULTS                                            46
 SECTION 6.01. EVENTS OF DEFAULT.                               46
 SECTION 6.02. NOTICE OF DEFAULT.                               49
ARTICLE VII. THE AGENT                                          49
 SECTION 7.01. APPOINTMENT; POWERS AND IMMUNITIES.              49
 SECTION 7.02. RELIANCE BY ADMINISTRATIVE AGENT.                50
 SECTION 7.03. DEFAULTS.                                        50
 SECTION 7.04.RIGHTS OF ADMINISTRATIVE AGENT AND ITS AFFILIATES
              AS A LENDER.                                      50
 SECTION 7.05. INDEMNIFICATION.                                 51
 SECTION 7.06. CONSEQUENTIAL DAMAGES.                           51
 SECTION 7.07. PAYEE OF NOTE TREATED AS OWNER.                  51
 SECTION 7.08.NONRELIANCE ON ADMINISTRATIVE AGENT AND OTHER
              LENDERS.                                          52
 SECTION 7.09. FAILURE TO ACT.                                  52
 SECTION 7.10. RESIGNATION OR REMOVAL OF ADMINISTRATIVE AGENT.  52
ARTICLE VIII. CHANGE IN CIRCUMSTANCES; COMPENSATION             53
 SECTION 8.01.BASIS FOR DETERMINING INTEREST RATE INADEQUATE OR
              UNFAIR.                                           53
 SECTION 8.02. ILLEGALITY.                                      53
 SECTION 8.03. INCREASED COST AND REDUCED RETURN.               54
 SECTION 8.04.BASE RATE LOANS SUBSTITUTED FOR EURO-DOLLAR LOANS.55
 SECTION 8.05. COMPENSATION.                                    55
 SECTION 8.06. REPLACEMENT OF LENDERS.                          56
ARTICLE IX. MISCELLANEOUS                                       57
 SECTION 9.01. NOTICES.                                         57
 SECTION 9.02. NO WAIVERS.                                      57
 SECTION 9.03. EXPENSES; DOCUMENTARY TAXES.                     57
 SECTION 9.04. INDEMNIFICATION.                                 57
 SECTION 9.05. SETOFF; SHARING OF SETOFFS.                      58
 SECTION 9.06. AMENDMENTS AND WAIVERS.                          59
 SECTION 9.07. NO MARGIN STOCK COLLATERAL.                      60
 SECTION 9.08. SUCCESSORS AND ASSIGNS.                          60
 SECTION 9.09. CONFIDENTIALITY.                                 63
 SECTION 9.10. REPRESENTATION BY LENDERS.                       64
 SECTION 9.11. OBLIGATIONS SEVERAL.                             64
 SECTION 9.12. GEORGIA LAW.                                     64
 SECTION 9.13. SEVERABILITY.                                    64
 SECTION 9.14. INTEREST.                                        65
 SECTION 9.15. INTERPRETATION.                                  65
 SECTION 9.16. WAIVER OF JURY TRIAL; CONSENT TO JURISDICTION.   66
 SECTION 9.17. COUNTERPARTS.                                    66
 SECTION 9.18. SOURCE OF FUNDS -- ERISA.                        66
 SECTION 9.19. NO BANKRUPTCY PROCEEDINGS.                       66

     EXHIBIT A-1    Form of Syndicated Loan Note

     EXHIBIT A-2    Form of Money Market Loan Note

     EXHIBIT B      Form of Opinion of Counsel for the Borrower

     EXHIBIT C      Form of Opinion of Special Counsel for the
                    Administrative Agent

     EXHIBIT D      Form of Assignment and Acceptance

     EXHIBIT E-1    Form of Notice of Borrowing

     EXHIBIT E-2    Form of Notice of Continuation or
                    Conversion

     EXHIBIT F      Form of Compliance Certificate

     EXHIBIT G      Form of Closing Certificate

     EXHIBIT H      Form of Officer's Certificate

     EXHIBIT I      Form of Money Market Quote Request

     EXHIBIT J      Form of Money Market Quote

     EXHIBIT K      Form of Designation Agreement

     EXHIBIT L      Form of Subsidiary Guaranty

     EXHIBIT M      Form of Contribution Agreement

     EXHIBIT N      Form of Joinder Agreement

     EXHIBIT N      Form of Pledge Agreement

     Schedule 4.08  Subsidiaries

                        CREDIT AGREEMENT

     CREDIT AGREEMENT dated as of July 27, 2000, among AIRBORNE
FREIGHT CORPORATION, the LENDERS listed on the signature pages hereof and WACHOVIA BANK, N.A., as Administrative Agent.

     The parties hereto agree as follows:

                           ARTICLE I.

                           DEFINITIONS

          SECTION 1.01.  Definitions.

     The terms as defined in this Section 1.01 shall, for all
purposes of this Agreement and any amendment hereto (except as herein otherwise expressly provided or unless the context
otherwise requires), have the meanings set forth herein:

     "Adjusted London Interbank Offered Rate" has the meaning set forth in Section 2.07(c).

     "Administrative Agent" means Wachovia Bank, N.A., a national banking association organized under the laws of the United States of America, in its capacity as agent for the Lenders hereunder, and its successors and permitted assigns in such capacity.

     "AFC" means Airborne Freight Corporation, a Delaware
corporation, its successors and permitted assigns.

     "Affiliate" of any relevant Person means (i) any Person that directly, or indirectly through one or more intermediaries,
controls the relevant Person (a "Controlling Person"), (ii) any
Person (other than the relevant Person or a Subsidiary of the relevant Person) which is controlled by or is under common
control with a Controlling Person, or (iii) any Person (other than a Subsidiary of the relevant Person) of which the relevant
Person owns, directly or indirectly, 20% or more of the common stock or equivalent equity interests.  As used herein, the term
"control" means possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

     "Agreement" means this Credit Agreement, together with all amendments and supplements hereto.

     "Amortization" means for any period the sum of all
amortization charges of the Borrower and its Consolidated
Subsidiaries for such period as determined in accordance with
GAAP.

     "Applicable Margin" has the meaning set forth in
Section 2.07(a).

     "Arranger's Letter Agreement" means that certain letter
agreement, dated as of June 6, 2000 between the Borrower and
Wachovia Securities, Inc., as arranger, relating to the structure of the Loans, and certain fees from time to time payable by the
Borrower to Wachovia Securities, Inc., as arranger, and to the
Administrative Agent, together with all amendments and
supplements thereto.

     "Assignee" has the meaning set forth in Section 9.08(c).

     "Assignment and Acceptance" means an Assignment and
Acceptance executed in accordance with Section 9.08(c) in the form attached hereto as Exhibit D.

     "Authority" has the meaning set forth in Section 8.02.

     "Base Rate" means for any Base Rate Loan for any day, the
rate per annum equal to the higher as of such day of (i) the
Prime Rate, or (ii) one-half of one percent above the Federal
Funds Rate.  For purposes of determining the Base Rate for any day, changes in the Prime Rate or the Federal Funds Rate shall be effective on the date of each such change.

     "Base Rate Loan" means a Loan which bears or is to bear
interest at a rate based upon the Base Rate, and is to be made as a Base Rate Loan pursuant to the applicable Notice of Borrowing,
Notice of Continuation or Conversion, Section 2.02(f), or Article
VIII, as applicable.

     "Borrower" means (i) from the Closing Date through the date prior to the Reorganization Effective Date, AFC, and (ii) on and
after the Reorganization Effective Date, the Holding Company.

     "Borrowing" means a borrowing hereunder consisting of Loans made to the Borrower (i) at the same time by all of the Lenders, in the case of a Syndicated Borrowing, or (ii) separately by one or more Lenders, in the case of a Money Market Borrowing, in each case pursuant to Article II.  A Borrowing is a "Money Market
Borrowing" if such Loans are made pursuant to Section 2.03 or a
"Syndicated Borrowing" if such Loans are made pursuant to
Section 2.01.  A Borrowing is a "Base Rate Borrowing" if such
Loans are Base Rate Loans or a "Euro-Dollar Borrowing" if such
Loans are Euro-Dollar Loans.

     "Capital Stock" means any nonredeemable capital stock of the
Borrower or any Consolidated Subsidiary (to the extent issued to a Person other than the Borrower), whether common or preferred.

     "CERCLA" means the Comprehensive Environmental Response
Compensation and Liability Act, 42 U.S.C.  9601 et. seq. and its
implementing regulations and amendments.

     "CERCLIS" means the Comprehensive Environmental Response
Compensation and Liability Inventory System established pursuant to CERCLA.

     "Change of Law" shall have the meaning set forth in
Section 8.02.

     "Citizen" has the meaning set forth in Section 4.19.

     "Closing Certificate" has the meaning set forth in
Section 3.01(e).

     "Closing Date" means July 27, 2000.

     "Code" means the Internal Revenue Code of 1986, as amended, or any successor Federal tax code.

     "Commitment" means, with respect to each Lender, (i) the
amount set forth opposite the name of such Lender on the
signature pages hereof, and (ii) as to any Lender which enters into any Assignment and Acceptance (whether as transferor Lender or as Assignee thereunder), the amount of such Lender's
Commitment after giving effect to such Assignment and Acceptance as set forth in Schedule 1 thereto, in each case as such amount may be reduced from time to time pursuant to Sections  2.09 and
2.10.

     "Compliance Certificate" has the meaning set forth in
Section 5.01(c).

     "Consolidated Debt" means at any date the Debt of the
Borrower and its Consolidated Subsidiaries, determined on a
consolidated basis as of such date.

     "Consolidated Fixed Charges" for any period means the sum of
(i) Consolidated Interest Expense for such period, and (ii)
Consolidated Lease Expense.

     "Consolidated Interest Expense" for any period means
(i) interest, whether expensed or capitalized, in respect of Debt of the Borrower or any of its Consolidated Subsidiaries
outstanding during such period and (ii) all program expenses payable under a Receivables Securitization Program.

     "Consolidated Lease Expense" for any period of determination means the sum of the Borrower's and each of its Consolidated
Subsidiary's obligations for current minimum payments for
operating leases determined in accordance with GAAP on a
consolidated basis.

     "Consolidated Net Income" means, for any period, the Net
Income of the Borrower and its Consolidated Subsidiaries
determined on a consolidated basis, but excluding
(i) extraordinary items and (ii) any equity interests of the
Borrower or any Subsidiary in the unremitted earnings of any
Person that is not a Subsidiary.

     "Consolidated Operating Income" means, for any period, the
Operating Income of the Borrower and its Consolidated
Subsidiaries.

     "Consolidated Subsidiary" means at any date any Subsidiary or other entity the accounts of which, in accordance with GAAP, would be consolidated with those of the Borrower in its
consolidated financial statements as of such date.

     "Consolidated Tangible Net Worth" means, at any time,
Stockholders' Equity, less the sum of the value, as set forth or reflected on the most recent consolidated balance sheet of the
Borrower and its Consolidated Subsidiaries, prepared in
accordance with GAAP, of:

          (A)  Any surplus resulting from any write-up of assets
     subsequent to December 31, 1999;

          (B)  All assets which would be treated as intangible
     assets for balance sheet presentation purposes under GAAP, including without limitation goodwill (whether representing the excess of cost over book value of assets acquired, or
     otherwise), trademarks, tradenames, copyrights, patents and technologies, and unamortized debt discount and expense;

          (C)  To the extent not included in (B) of this
     definition, any amount at which shares of Capital Stock of the Borrower appear as an asset on the balance sheet of the
     Borrower and its Consolidated Subsidiaries;

          (D)  Loans or advances to stockholders, directors,
     officers or employees; and

          (E)  To the extent not included in (B) of this
     definition, deferred expenses.

     "Consolidated Taxes" means, for any period of determination, the sum of the Borrower's and each of its Consolidated
Subsidiaries cash and accrued federal and state income taxes, determined in accordance with GAAP on a consolidated basis.

     "Consolidated Total Tangible Assets" means, at any time, (x)
the total assets of the Borrower and its Consolidated
Subsidiaries, determined on a consolidated basis, as set forth or reflected on the most recent consolidated balance sheet of the
Borrower and its Consolidated Subsidiaries, prepared in
accordance with GAAP, minus (y) all intangible assets of the
Borrower and its Consolidated Subsidiaries, determined on a
consolidated basis, as set forth or reflected on the most recent consolidated balance sheet of the Borrower and its Consolidated
Subsidiaries, prepared in accordance with GAAP.

     "Consolidated Total Capitalization" means, at any time, the sum of (i) Stockholders' Equity, and (ii) Consolidated Debt.

     "Consolidated Total EBITDA" means, for any period of
determination, the EBITDA of Borrower and each of its
Consolidated Subsidiaries.

     "Contributed Receivables" means Receivables which are
contributed to the Receivables Subsidiary as equity Investments therein pursuant to a Receivables Securitization Program.

     "Contribution Agreement" means the certain Contribution
Agreement substantially in the form of Exhibit M by and among the
Borrower and the Borrower's Subsidiaries in existence as of the
Closing Date and created or acquired thereafter from time to time, together with all amendments or supplements thereto.

     "Controlled Group" means all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with the
Borrower, are treated as a single employer under Section 414 of the Code.

     "Debt" of any Person means at any date, without duplication,
(i) all obligations of such Person for borrowed money, (ii) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (iii) all obligations of such
Person to pay the deferred purchase price of property or
services, except trade accounts payable arising in the ordinary course of business, (iv) all obligations of such Person as lessee under capital leases, (v) all obligations of such Person to
reimburse any lender or other Person in respect  of amounts
payable under a lender's acceptance, (vi) all Redeemable
Preferred Stock of such Person (in the event such Person is a corporation), (vii) all obligations of such Person to reimburse any lender or other Person in respect of amounts paid or to be paid under a letter of credit or similar instrument, (viii) all
Debt of others secured by a Lien on any asset of such Person, whether or not such Debt is assumed by such Person, (ix) all obligations of such Person with respect to interest rate
protection agreements, foreign currency exchange agreements or other hedging arrangements (valued as the termination value
thereof computed in accordance with a method approved by the
International Swap Dealers Association and agreed to by such
Person in the applicable hedging agreement, if any), (x) all principal amounts outstanding and owed to parties other than the
Borrower or any Subsidiary under the items described in clause
(a) of the definition of Receivables Program Obligations and
(xi) all Debt of others Guaranteed by such Person.

     "Debt Rating" means at any time whichever is the higher of the rating of the Borrower's senior unsecured, unenhanced debt
(or, if no such debt exists, its issuer credit rating for debt of such type) by Moody's and S&P (as such rating may change from time to time, either pursuant to Section 2.07 or
otherwise) (provided, that in the event of a double or greater split rating, the rating immediately below the highest rating shall apply).

     "Default" means any condition or event which constitutes an
Event of Default or which with the giving of notice or lapse of time or both would, unless cured or waived, become an Event of
Default.

     "Default Rate" means, with respect to any Loan, on any day, the sum of 2% plus the then highest interest rate (including the
Applicable Margin) which may be applicable to any Loans hereunder
(irrespective of whether any such type of Loans are actually outstanding hereunder).

     "Depreciation" means for any period the sum of all
depreciation expenses of the Borrower and its Consolidated
Subsidiaries for such period, as determined in accordance with
GAAP.

     "Designated Lender" means a special purpose corporation
owned and controlled by its Designating Lender that is identified as such on the signature pages hereto next to the caption
"Designated Lender" as well as each special purpose corporation owned and controlled by its Designating Lender that (i) shall have become a  party to this Agreement pursuant to
Section 9.08(h), and (ii) is not otherwise a Lender.

     "Designated Lender Note" means a Money Market Loan Note,
evidencing the obligation of the Borrower to repay Money Market
Loans made by a Designated Lender, and "Designated Lender Notes"
means any all such Money Market Loan Notes to Designated Lenders issued hereunder.

     "Designating Lender" shall mean each Lender that is
identified as such on the signature pages hereto next to the caption "Designating Lender" and immediately below the signature of its Designated Lender as well as each Lender that shall
designate a Designated Lender pursuant to Section 9.08(h).

     "Designation Agreement" means a designation agreement in
substantially the form of Exhibit K attached hereto, entered into by a Lender and a Designated Lender and acknowledged by the
Borrower and the Administrative Agent.

     "Dividends" means for any period the sum of all dividends
and other distributions paid or declared during such period in respect of any Capital Stock and Redeemable Preferred Stock
(other than dividends paid or payable in the form of additional
Capital Stock).

     "Dollars" or "$" means dollars in lawful currency of the
United States of America.

     "Domestic Business Day" means any day except a Saturday,
Sunday or other day on which commercial lenders in Georgia are authorized by law to close.

     "EBITDA" means, as to any Person calculated for each fiscal quarter then ending, and the immediately preceding 3 fiscal
quarters (determined on a consolidated basis and in accordance with GAAP), the sum of (a) Consolidated Net Income, plus (b)
Consolidated Interest Expense (to the extent deducted in
determining Consolidated Net Income), plus (c) Amortization (to the extent deducted in determining Consolidated Net Income), plus
(d) Depreciation (to the extent deducted in determining
Consolidated Net Income), plus (e) consolidated Taxes (to the extent deducted in determining Consolidated Net Income).

     "Environmental Authority" means any foreign, federal, state, local or regional government that exercises any form of
jurisdiction or authority under any Environmental Requirement.

     "Environmental Authorizations" means all licenses, permits, orders, approvals, notices, registrations or other legal
prerequisites for conducting the business of the Borrower or any
Subsidiary required by any Environmental Requirement.

     "Environmental Judgments and Orders" means all judgments,
decrees or orders arising from or in any way associated with any
Environmental Requirements, whether or not entered upon consent, or written agreements with an Environmental Authority or other entity arising from or in any way associated with any
Environmental Requirement, whether or not incorporated in a
judgment, decree or order.

     "Environmental Liabilities" means any liabilities, whether accrued or contingent, arising from and in any way associated with any Environmental Requirements.

     "Environmental Notices" means notice from any Environmental
Authority or by any other person or entity, of possible or
alleged noncompliance with or liability under any Environmental
Requirement, including without limitation any complaints,
citations, demands or requests from any Environmental Authority or from any other person or entity for correction of any
violation of any Environmental Requirement or any investigations concerning any violation of any Environmental Requirement.

     "Environmental Proceedings" means any judicial or
administrative proceedings arising from or in any way associated with any Environmental Requirement.

     "Environmental Releases" means releases as defined in CERCLA or under any applicable state or local environmental law or
regulation.

     "Environmental Requirements" means any legal requirement
relating to health, safety or the environment and applicable to the Borrower, any Subsidiary or the Properties, including but not limited to any such requirement under CERCLA or similar state legislation and all federal, state and local laws, ordinances, regulations, orders, writs, decrees and common law.

     "ERISA" means the Employee Retirement Income Security Act of
1974, as amended from time to time, or any successor law.  Any reference to any provision of ERISA shall also be deemed to be a reference to any successor provision or provisions thereof.

     "Euro-Dollar Business Day" means any Domestic Business Day on which dealings in Dollar deposits are carried out in the
London interbank market.

     "Euro-Dollar Loan" means a Loan which bears or is to bear
interest at a rate based upon the Adjusted London Interbank
Offered Rate, and to be made as a Euro-Dollar Loan pursuant to the applicable Notice of Borrowing or Notice of Continuation or
Conversion.

     "Euro-Dollar Reserve Percentage" has the meaning set forth in Section 2.07(d).

     "Event of Default" has the meaning set forth in
Section 6.01.

     "Excluded Receivables" means all Receivables other than
Purchased Receivables and Contributed Receivables.

     "Excluded Receivables Assets" means (i) all goods of the
Borrower and each of the Subsidiaries held for sale or lease or to be furnished under a contract of service (including raw
materials, work in process, finished goods and materials used or consumed in the manufacture or production thereof), goods that are returned to or repossessed, and all accessions thereto and products thereof and documents therefor (collectively,
"Inventory"), other than returned goods, if any, relating to the sale that gave rise to any Receivables which are included in the
Receivables Program Related Assets ("Related Returned Goods");
(ii) Excluded Receivables; and (iii) any Receivables or other proceeds of Inventory created or arising (x) after an Event of
Default specified in (g) or (h) of Section 6.01 (other than
proceeds of Related Returned Goods), or (y) after termination of purchases under the Receivables Securitization Program Agreement.

     "Facility Fee" has the meaning set forth in Section 2.08(a).

     "Federal Funds Rate" means, for any day, the rate per annum
(rounded upward, if necessary, to the next higher 1/100th of
1%) equal to the weighted average of the rates on overnight
Federal funds transactions with members of the Federal Reserve
System arranged by Federal funds brokers on such day, as
published by the Federal Reserve Bank of New York on the Domestic
Business Day next succeeding such day, provided that (i) if the day for which such rate is to be determined is not a Domestic
Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Domestic Business
Day as so published on the next succeeding Domestic Business Day, and (ii) if such rate is not so published for any day, the
Federal Funds Rate for such day shall be the average rate charged to the Administrative Agent on such day on such transactions, as determined by the Administrative Agent.

     "Fiscal Quarter" means any fiscal quarter of the Borrower.

     "Fiscal Year" means any fiscal year of the Borrower.

     "Fixed Rate Borrowing" means a Euro-Dollar Borrowing or a
Money Market Borrowing, or either or both of them, as the context shall require.

     "Fixed Rate Loans" means Euro-Dollar Loans or Money Market
Loans, or either or both of them, as the context shall require.

     "GAAP" means generally accepted accounting principles
applied on a basis consistent with those which, in accordance with Section 1.02, are to be used in making the calculations for purposes of determining compliance with the terms of this
Agreement.

     "Guarantee" by any Person means any obligation, contingent or otherwise, of such Person directly or indirectly guaranteeing any Debt or other obligation of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such Person (i) to
secure, purchase or pay (or advance or supply funds for the
purchase or payment of) such Debt or other obligation (whether arising by virtue of partnership arrangements, by agreement to keep-well, to purchase assets, goods, securities or services, to provide collateral security, to take-or-pay, or to maintain
financial statement conditions or otherwise) or (ii) entered into for the purpose of assuring in any other manner the obligee of such Debt or other obligation of the payment thereof or to
protect such obligee against loss in respect thereof (in whole or in part), provided that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business.  The term "Guarantee" used as a verb has a
corresponding meaning.

     "Hazardous Materials" includes, without limitation,
(a) solid or hazardous waste, as defined in the Resource
Conservation and Recovery Act of 1980, 42 U.S.C.  6901 et seq.
and its implementing regulations and amendments, or in any
applicable state or local law or regulation, (b) "hazardous
substance", "pollutant", or "contaminant" as defined in CERCLA, or in any applicable state or local law or regulation,
(c) gasoline, or any other petroleum product or by-product,
including, crude oil or any fraction thereof, (d) toxic
substances, as defined in the Toxic Substances Control Act of
1976, or in any applicable state or local law or regulation and
(e) insecticides, fungicides, or rodenticides, as defined in the
Federal Insecticide, Fungicide, and Rodenticide Act of 1975, or
in any applicable state or local law or regulation, as each such
Act, statute or regulation may be amended from time to time.

     "Holding Company" means Airborne Inc., a Delaware
corporation.

     "Holding Subsidiary" means ABX Merger, Inc., a Delaware
corporation.

     "Income Available for Fixed Charges" for any period means
the sum of (i) Consolidated Total EBITDA, and (ii) Consolidated
Lease Expense.

     "Interest Period" means:  (1) with respect to each
Euro-Dollar Borrowing, the period commencing on the date of such
Borrowing and ending on the numerically corresponding day in the first, second, third or sixth month thereafter, as the Borrower may elect in the applicable Notice of Borrowing; provided that:

          (A)  any Interest Period (subject to paragraph
     (c) below) which would otherwise end on a day which is not a
     Euro-Dollar Business Day shall be extended to the next
     succeeding Euro-Dollar Business Day unless such Euro-Dollar
     Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Euro-
     Dollar Business Day;

          (B)  any Interest Period which begins on the last Euro-
     Dollar Business Day of a calendar month (or on a day for
     which there is no numerically corresponding day in the
     appropriate subsequent calendar month) shall, subject to
     paragraph (c) below, end on the last Euro-Dollar Business
     Day of the appropriate subsequent calendar month; and

          (C)  no Interest Period may be selected which begins
     before the Termination Date and would otherwise end after
     the Termination Date;

(2) with respect to each Money Market Borrowing, the period
commencing on the date of such Borrowing and ending on the Stated
Maturity Date or such other date or dates as may be specified in the applicable Money Market Quote; provided that:

          (A)  any Interest Period (subject to clause
     (b) below) which would otherwise end on a day which is not a
     Domestic Business Day shall be extended to the next
     succeeding Domestic Business Day; and

          (B)  no Interest Period may be selected which begins
     before the Termination Date and would otherwise end after
     the Termination Date.

     "Investment" means any investment in any Person, whether by means of (i) purchase or acquisition of all or substantially all of the assets of such Person (or of a division or line of
business of such Person), (ii) purchase or acquisition of
obligations or securities of such Person, (iii) capital
contribution to such Person, (iv) loan or advance to such Person,
(v) making of a time deposit with such Person, (vi) Guarantee or assumption of any obligation of such Person or (vii) by any other means.

     "Lender" means each lender listed on the signature pages
hereof as having a Commitment, and its successors and assigns and the Designated Lenders, if any; provided, however, that the term
"Lender" shall exclude each Designated Lender when used in
reference to a Syndicated Loan, the Commitments or terms relating to the Syndicated Loans (except as noted above) and the
Commitments.

     "Lending Office" means, as to each Lender, (i) its office
located at its address set forth on the signature pages hereof
(or identified on the signature pages hereof as its Lending
Office) and (ii) as to any Lender which enters into any
Assignment and Acceptance (whether as transferor Lender or as
Assignee thereunder), as set forth in Schedule 1 thereto, or in each case such other office as such Lender may hereafter
designate as its Lending Office by notice to the Borrower and the
Administrative Agent.

     "Lien" means, with respect to any asset, any mortgage, deed to secure debt, deed of trust, lien, pledge, charge, security interest, security title, preferential arrangement which has the practical effect of constituting a security interest or
encumbrance, or encumbrance or servitude of any kind in respect of such asset to secure or assure payment of a Debt or a
Guarantee, whether by consensual agreement or by operation of statute or other law, or by any agreement, contingent or
otherwise, to provide any of the foregoing.  For the purposes of this Agreement, the Borrower or any Subsidiary shall be deemed to own subject to a Lien any asset which it has acquired or holds subject to the interest of a vendor or lessor under any
conditional sale agreement, capital lease or other title
retention agreement relating to such asset.

     "Liquidity Lender" means for any Designated Lender, at any date of determination, the collective reference to the financial institutions which at such date are providing liquidity or credit support facilities to or for the account of such Designated
Lender to fund such Designated Lender's obligations hereunder or to support the securities, if any, issued by such Designated
Lender to fund such obligations.

     "Loan" means a Base Rate Loan, Euro-Dollar Loan,  Syndicated
Loan, or Money Market Loan, and "Loans" means Base Rate Loans,
Euro-Dollar Loans, Syndicated Loans, Money Market Loans, or any
or all of them, as the context shall require.

     "Loan Documents" means this Agreement, the Notes, the
Subsidiary Guaranties, the Contribution Agreement, any other document evidencing, relating to or securing the Loans, and any other document or instrument delivered from time to time in
connection with this Agreement, the Notes, the Subsidiary
Guaranties, the Contribution Agreement or the Loans, as such documents and instruments may be amended or supplemented from time to time.

     "London Interbank Offered Rate" has the meaning set forth in
Section 2.07(d).

     "Long Term Debt" means at any date any Consolidated Debt
which matures (or the maturity of which may at the option of the
Borrower or any Consolidated Subsidiary be extended such that it matures) more than one year after such date.

     "Margin Stock" means "margin stock" as defined in
Regulations T, U or X.

     "Material Adverse Effect" means, with respect to any event, act, condition or occurrence of whatever nature (including  any adverse determination in any litigation, arbitration, or
governmental investigation or proceeding), whether singly or in conjunction with any other event or events, act or acts,
condition or conditions, occurrence or occurrences, whether or not related, a material adverse change in, or a material adverse effect upon, any of (a) the financial condition, operations, business, properties or prospects of the Borrower and its
Consolidated Subsidiaries taken as a whole, (b) the rights and remedies of the Administrative Agent or the Lenders under the
Loan Documents, or the ability of the Borrower or any Subsidiary to perform its obligations under the Loan Documents to which it is a party, as applicable, or (c) the legality, validity or
enforceability of any Loan Document.

     "Material Subsidiary" means any Subsidiary, organized and
existing under the laws of any state of the United States, of the
Borrower which, at any time (a) has assets which constitute more than 5% of the Consolidated Total Tangible Assets, (b)
contributed more than 5% of Consolidated Operating Income for the most recent Fiscal Quarter, or (c) Guarantees the Debt of the
Borrower or another Subsidiary.

     "Money Market Borrowing Date" has the meaning specified in
Section 2.03.

     "Money Market Loan" means a Loan made pursuant to the terms and conditions set forth in Section 2.03.

     "Money Market Loan Notes" means the promissory notes of the
Borrower, substantially in the form of Exhibit A-2, evidencing the obligation of the Borrower to repay the Money Market Loans, together with all amendments, consolidations, modifications, renewals and supplements thereto.

     "Money Market Quote" has the meaning specified in
Section 2.03.

     "Money Market Quote Request" has the meaning specified in
Section 2.03(b).

     "Money Market Rate" has the meaning specified in
Section 2.03(c)(ii)(C).

     "Moody's" means Moody's Investor Service, Inc.

     "Multiemployer Plan" shall have the meaning set forth in
Section 4001(a)(3) of ERISA.

     "Net Income" means, as applied to any Person for any period, the aggregate amount of net income of such Person, after taxes, for such period, as determined in accordance with GAAP.

     "Non-Material Subsidiary" means any Subsidiary which is not a Material Subsidiary.

     "Net Proceeds of Capital Stock" means any proceeds received by the Borrower or a Consolidated Subsidiary in respect of the issuance of Capital Stock, after deducting therefrom all
reasonable and customary costs and expenses incurred by the
Borrower or such Consolidated Subsidiary directly in connection with the issuance of such Capital Stock.

     "Notes" means each of the Syndicated Loan Notes or Money
Market Loan Notes, or any or all of them, as the context shall require.

     "Notice of Borrowing" has the meaning set forth in
Section 2.02(a).

     "Notice of Continuation or Conversion" has the meaning set forth in Section 2.04.

     "Notice Lender" has the meaning set forth in Section 8.06.

     "Officer's Certificate" has the meaning set forth in
Section 3.01(f).

     "Operating Income" means for any Person for any period the operating income of such Person as determined in accordance with
GAAP.

     "Participant" has the meaning set forth in Section 9.08(b).

     "PBGC" means the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.

     "Performance Pricing Determination Date" has the meaning set forth in Section 2.07(a).

     "Permitted Acquisition" means the acquisition by the
Borrower of 100% of the issued and outstanding capital stock or other ownership interests of, or all or substantially all of the assets of, a Permitted Target so long as (i) such acquisition is made on a negotiated basis with the approval of the Board of
Directors of the Person to be acquired, (ii) with respect to an acquisition in which the cash consideration to be paid exceeds
10% of Consolidated Tangible Net Worth, prior written notice thereof has been delivered to the Administrative Agent and the
Lenders, and, upon the written request of the Required Lenders or the Administrative Agent, within 15 Business Days prior to such acquisition the Borrower has delivered to the Administrative
Agent and the Lenders a written certification, satisfactory to the Administrative Agent and Required Lenders in all respects, demonstrating the compliance of the Borrower with all of the terms and conditions of this Agreement after giving effect to such acquisition and assuming that such Permitted Target had been a Subsidiary of the Borrower for the immediately preceding 12 months, and (iii) such Permitted Target complies with Section
5.24.

     "Permitted Target" means a corporation, limited liability
company or partnership engaged in a related line of business of the Borrower or its Wholly-Owned Subsidiaries.

     "Person" means an individual, a corporation, a partnership, an unincorporated association, a trust or any other entity or organization, including, but not limited to, a government or political subdivision or an agency or instrumentality thereof.

     "Plan" means at any time an employee pension benefit plan
which is covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Code and is either
(i) maintained by a member of the Controlled Group for employees of any member of the Controlled Group or (ii) maintained pursuant to a collective bargaining agreement or any other arrangement under which more than one employer makes contributions and to which a member of the Controlled Group is then making or accruing an obligation to make contributions or has within the preceding 5 plan years made contributions.

     "Pledge Agreement" means that certain Pledge Agreement from
Holding Company substantially in the form of Exhibit O, together with all amendments or supplements thereto.

     "Pledged Note" means that certain Pledged Note from AFC,
substantially in the form of Annex A attached to Exhibit O,
together with all amendments or supplements thereto.

     "Prime Rate" refers to that interest rate so denominated and set by Wachovia from time to time as an interest rate basis for borrowings.  The Prime Rate is but one of several interest rate bases used by Wachovia.  Wachovia lends at interest rates above and below the Prime Rate.

     "Properties" means all real property owned, leased or
otherwise used or occupied by the Borrower or any Subsidiary, wherever located.

     "Purchase Money Note" means a promissory note evidencing the obligation of the Receivables Subsidiary to pay to the Borrower
or any of its Subsidiaries the purchase price for Purchased
Receivables in connection with the Receivables Securitization
Program, which note shall be repaid from cash available to the
Receivables Subsidiary, other than cash required to be held as reserves pursuant to Receivables Program Documents, amounts paid in respect of interest, principal and other amounts owing under
Receivables Program Documents and amounts paid in connection with the purchase of additional Receivables.

     "Purchased Receivables" means Receivables which are actually purchased pursuant to the Receivables Program Documents, for a purchase price determined pursuant thereto.

     "Quarterly Payment Date means each March 31, June 30,
September 30 and December 31, or, if any such day is not a
Domestic Business Day, the next succeeding Domestic Business Day.

     "Receivables" means all rights of the Borrower or its
Subsidiaries to payment, whether constituting an account, chattel paper, instrument, general intangible or otherwise, arising from the sale of goods or services (including rights under bill and hold arrangements) by the Borrower or its Subsidiary (and
including the right to payment of any interest or finance charges and other obligations with respect thereto).

     "Receivables Program Assets" means (a) all Purchase
Receivables and Contributed Receivables transferred by the
Borrower or its Subsidiaries (including the Receivables
Subsidiary) pursuant to the Receivables Program Documents;
provided, however, that the term "Receivables Program Assets"
shall not include any Excluded Receivables Assets, (b) all
Receivables Program Related Assets, and (c) all collections
(including recoveries) and other proceeds of the assets described in the foregoing clauses (a) and (b).

     "Receivables Program Documents" means (x) a receivables
purchase agreement, pooling and servicing agreement, credit
agreement, agreements to acquire undivided interests or other agreement to transfer, or create a security interest in,
Receivables Program Assets, in each case as amended, modified, supplemented or restated and in effect from time to time entered into by the Borrower and/or its Subsidiaries (including the
Receivables Subsidiary), and (y) each other instrument, agreement and other document entered into by the Borrower or its
Subsidiaries (including the Receivables Subsidiary) relating to the transactions contemplated by the items referred to in clause
(x) above, in each case as amended, modified, supplemented or restated and in effect from time to time.

     "Receivables Program Obligations" means (a) notes, trust
certificates, undivided interests, partnership interests or other interests representing the right to be paid a specified principal amount from the Receivables Program Assets, and (b) related
obligations of the Borrower and/or its Subsidiaries (including, without limitation, rights in respect of interest or yield,
breach of warranty claims and expense reimbursement and indemnity provisions) and other Standard Securitization Undertakings.

     "Receivables Program Related Assets" means, with respect to
Purchased Receivables and Contributed Receivables (but not
Excluded Receivables), (i) rights of the seller or contributor thereof under the documentation governing or relating to such
Receivables, including all contracts pursuant to which any
account party or other party is obligated to make payment on any such Receivable, and all related purchase orders, invoices and other agreements, documents, books, records and other media for the storage of information (including tapes, disks, punch cards, computer programs and databases and related property), (ii) all of the right, title and interest of the seller or contributor thereof in the goods, if any, relating to the sale that gave rise to such Receivable, all other security interests or liens and property subject thereto from time to time purporting to secure payment of such Receivable, whether pursuant to the contract described in clause (i) or otherwise, and all letters of credit, guarantees and other agreements or arrangements of whatever
character from time to time supporting or securing payment of such Receivable, whether pursuant to the contract described in clause (i) or otherwise and (iii) all proceeds of all of the foregoing, including all funds received by any Person in payment of any amounts owed (including invoice prices, finance charges, interest and all other charges, if any) in respect thereof or otherwise applied to repay or discharge any such Receivable
(including insurance payments applied in the ordinary course of business to amounts owed in respect of such Receivable and net proceeds of any sale or other disposition of repossessed goods that were the subject of any such Receivable) or other collateral or property of the account party or other party directly or
indirectly liable for payment of such Receivables, and any
lockboxes or accounts in which such proceeds are deposited,
(iv) all spread accounts and other similar accounts (and any amount on deposit therein) established in connection with the
Receivables Securitization Program and (v) any warranty,
indemnity, dilution and other intercompany claim arising out of
Receivables Program Documents.

     "Receivables Securitization Program" means any transaction or series of transactions that may be entered into by the
Borrower and its Subsidiaries pursuant to which the Borrower and/or its Subsidiaries may sell, convey or otherwise transfer to the Receivables Subsidiary and (in the case of a transfer by the
Receivables Subsidiary) any other Person, or may grant a security interest in, any Receivables Program Assets (whether now existing or arising in the future); provided that:

          (A)  no portion of the indebtedness or any other
     obligations (contingent or otherwise) of a Receivables
     Subsidiary or Special Purpose Vehicle (i) is guaranteed by the Borrower or its Subsidiaries (other than the Receivables
     Subsidiary and excluding guarantees of obligations pursuant to Standard Securitization Undertakings), (ii) is recourse to or obligates the Borrower or its Subsidiaries (other than the Receivables Subsidiary) for payment other than pursuant to Standard Securitization Undertakings or (iii) subjects
     any property or asset of the Borrower or its Subsidiaries
     (other than the Receivables Subsidiary), directly or
     indirectly, contingently or otherwise, to the satisfaction of obligations incurred in such transactions, other than
     pursuant to Standard Securitization Undertakings,

          (B)  the Borrower and its Subsidiaries (other than the
     Receivables Subsidiary) do not have any obligation to
     maintain or preserve the financial condition of a
     Receivables Subsidiary or a Special Purpose Vehicle or cause such entity to achieve certain levels of operating results;
     and

          (C)  the scheduled maturity of any Receivables Program
     Obligations of the type described in clause (a) of the
     definition of "Receivables Program Obligations" is no
     earlier than the Termination Date.

     "Receivables Subsidiary" means a special purpose corporation that is a wholly owned subsidiary of the Borrower, created for the sole purpose of, and whose only business shall be,
acquisition of the Receivables Program Assets pursuant to the
Receivables Securitization Program and those activities
incidental to the Receivables Securitization Program.

     "Redeemable Preferred Stock" of any Person means any
preferred stock issued by such Person which is at any time prior to the Termination Date either (i) mandatorily redeemable (by sinking fund or similar payments or otherwise) or (ii) redeemable at the option of the holder thereof.

     "Refunding Loan" means a new Syndicated Loan made on the day on which an outstanding Syndicated Loan is maturing or a Base
Rate Borrowing is being converted to a Fixed Rate Borrowing, if and to the extent that the proceeds thereof are used for the purpose of paying such maturing Loan or Loan being converted, excluding any difference between the amount of such maturing Loan or Loan being converted and any greater amount being borrowed on such day and actually either being made available to the Borrower pursuant to Section 2.02(c) or remitted to the Administrative
Agent as provided in Section 2.13, in each case as contemplated in Section 2.02(d).

     "Register" has the meaning set forth in Section 9.08(c).

     "Regulation T" means Regulation T of the Board of Governors of the Federal Reserve System, as in effect from time to time, together with all official rulings and interpretations issued thereunder.

     "Regulation U" means Regulation U of the Board of Governors of the Federal Reserve System, as in effect from time to time, together with all official rulings and interpretations issued thereunder.

     "Regulation X" means Regulation X of the Board of Governors of the Federal Reserve System, as in effect from time to time, together with all official rulings and interpretations issued thereunder.

     "Related Fund" means, with respect to any Lender that is a fund that invests in lender loans, any other fund that invests in lender loans and is advised or managed by the same investment advisor as such Lender.

     "Reorganization" means a corporate restructuring of AFC as follows: (i) the merger of Holding Subsidiary into AFC, with AFC being the surviving entity; and (ii) effective at the time of such merger, the conversion of each common share of the AFC into one common share of Holding Company.

     "Reorganization Effective Date" means the date on which the following conditions have been satisfied: (i) no Default or Event of Default shall have occurred and be continuing; (ii) the
Reorganization shall have become effective on or before January
15, 2001, time being of the essence; (iii) AFC, the Holding
Company and the Administrative Agent shall have executed and delivered the Joinder Agreement in the form attached to this
Agreement as Exhibit N, and the Holding Company shall have
executed and delivered Notes replacing the Notes issued by AFC on the Closing Date, whereby the Holding Company assumes and becomes liable for and obligated with respect to the Loans, all interest thereon, all fees owing under the terms of this Agreement, and all other obligations owed by the Borrower to the Administrative
Agent and the Lenders under this Agreement, the Pledge Agreement accompanied by the Pledged Note and the other Loan Documents from time to time, and whereby the Holding Company obtains the rights of AFC as the Borrower under this Agreement and the other Loan
Documents; (iv) AFC shall have executed and delivered to the
Administrative Agent a Subsidiary Guaranty and become a party to the Contribution Agreement as a guarantor thereunder; and (v) AFC shall have executed and delivered to the Holding Company the
Pledged Note; (vi) counsel to AFC and the Holding Company shall have delivered a favorable opinion in favor of the Administrative
Agent and the Lenders opining (A) that the Reorganization shall have become effective, (B) that the Holding Company's Notes, the
Pledge Agreement, the Joinder Agreement, and AFC's Subsidiary
Guaranty and the Pledged Note have been duly authorized, executed and delivered, and are the valid, binding and enforceable
obligations, respectively, of the Holding Company and AFC, and
(C) as to such other matters set forth in the form of opinion set forth on Exhibit B to this Agreement with respect to the
foregoing and any other matters reasonably requested by the
Administrative Agent with respect thereto.

     "Replacement Lender" has the meaning set forth in Section
8.06.

     "Reported Net Income" means, for any period, the Net Income of the Borrower and its Consolidated Subsidiaries determined on a consolidated basis.

     "Required Lenders" means at any time Lenders having at least
51% of the aggregate amount of the Commitments or, if the
Commitments are no longer in effect, Lenders holding at least 51%
of the aggregate outstanding principal amount of the sum of the
(i) Syndicated Loans and (ii) Money Market Loans.

     "Restricted Payment" means (i) any dividend or other
distribution on any shares of the Borrower's Capital Stock
(except dividends payable solely in shares of its Capital
Stock) or (ii) any payment on account of the purchase,
redemption, retirement or acquisition of (a) any shares of the
Borrower's Capital Stock (except shares acquired upon the
conversion thereof into other shares of its Capital Stock) or
(b) any option, warrant or other right to acquire shares of the
Borrower's Capital Stock.

     "S&P" means Standard & Poor's Ratings Group, a division of
McGraw-Hill, Inc.

     "Share Repurchase Adjustments" means amounts not exceeding
$40,000,000 in the aggregate charged against Stockholders' Equity solely during the period from March 31, 2000, through and
including December 31, 2000, as a result of actual repurchases by the Borrower of its capital stock.

     "Special Purpose Vehicle" means a trust, partnership or
other special purpose Person established by the Borrower to
implement the Receivables Securitization Program.

     "Standard Securitization Undertakings" means
representations, warranties, covenants and indemnities entered into by the Borrower or its Subsidiaries (other than the
Receivables Subsidiary) that are reasonably customary in accounts receivable securitization transactions, as reasonably determined in good faith by the Administrative Agent.

     "Stated Maturity Date" has the meaning set forth in Section
2.03(b)(ii).

     "Stockholders' Equity" means, at any time, the shareholders'
equity of the Borrower and its Consolidated Subsidiaries, as set
forth or reflected on the most recent consolidated balance sheet of the Borrower and its Consolidated Subsidiaries prepared in accordance with GAAP, but excluding any Redeemable Preferred
Stock of the Borrower or any of its Consolidated Subsidiaries.
Shareholders' equity generally would include, but not be limited to (i) the par or stated value of all outstanding Capital Stock,
(ii) capital surplus, (iii) retained earnings, and (iv) various deductions such as (A) purchases of treasury stock, (B) valuation allowances, (C) receivables due from an employee stock ownership plan, (D) employee stock ownership plan debt guarantees, and
(E) translation adjustments for foreign currency transactions.

     "Subsidiary" means any corporation or other entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions who are at the time directly or indirectly owned by the Borrower.

     "Subsidiary Guaranties" means any one or more or all, as the context shall require or permit, of those certain Subsidiary
Guaranties, substantially in the form of Exhibit L, executed and delivered by AFC and AFC's other Subsidiaries in existence on the
Closing Date and created or acquired thereafter from time to time in favor of the Administrative Agent, for the ratable benefit of the Lenders, together with all amendments and supplements
thereto.

     "Syndicated Loans" means Base Rate Loans or Euro-Dollar
Loans made pursuant to the terms and conditions set forth in
Section 2.01.

     "Syndicated Loan Notes" means the promissory notes of the
Borrower, substantially in the form of Exhibit A-1, evidencing the obligation of the Borrower to repay Syndicated Loans,
together with all amendments, consolidations, modifications, renewals and supplements thereto.

     "Taxes" has the meaning set forth in Section 2.13(c).

     "Termination Date" means whichever is applicable of (i) June
30, 2005, (ii) the date the Commitments are terminated pursuant to Section 6.01 following the occurrence of an Event of Default, or (iii) the date the Borrower terminates the Commitments
entirely pursuant to Section 2.09.

     "Third Parties" means all lessees, sublessees, licensees and other users of the Properties, excluding those users of the
Properties in the ordinary course of the Borrower's business and on a temporary basis.

     "Transferee" has the meaning set forth in Section 9.08(d).

     "Unfunded Vested Liabilities" means, with respect to any
Plan at any time, the amount (if any) by which (i) the present value of all vested nonforfeitable benefits under such Plan
exceeds (ii) the fair market value of all Plan assets allocable to such benefits, all determined as of the then most recent
valuation date for such Plan, but only to the extent that such excess represents a potential liability of a member of the
Controlled Group to the PBGC or the Plan under Title IV of ERISA.

     "U.S.C." means the United States Code as is in effect from time to time.

     "Unused Commitment" means at any date, with respect to any
Lender, an amount equal to its Commitment less the aggregate outstanding principal amount of its Syndicated Loans and its
Money Market Loans.

     "Wachovia" means Wachovia Bank, N.A., a national banking
association, and its successors.

     "Wholly Owned Subsidiary" means any Subsidiary all of the
shares of capital stock or other ownership interests of which
(except directors' qualifying shares) are at the time directly or indirectly owned by the Borrower.

          SECTION 1.02.  Accounting Terms and Determinations.

     Unless otherwise specified herein, all terms of an
accounting character used herein shall be interpreted, all
accounting determinations hereunder shall be made, and all
financial statements required to be delivered hereunder shall be prepared, in accordance with GAAP, applied on a basis consistent
(except for changes concurred in by the Borrower's independent public accountants or otherwise required by a change in
GAAP) with the most recent audited consolidated financial
statements of the Borrower and its Consolidated Subsidiaries delivered to the Lenders unless with respect to any such change concurred in by the Borrower's independent public accountants or required by GAAP, in determining compliance with any of the
provisions of this Agreement or any of the other Loan Documents:
(i) the Borrower shall have objected to determining such
compliance on such basis at the time of delivery of such
financial statements, or (ii) the Required Lenders shall so
object in writing within 30 days after the delivery of such
financial statements, in either of which events such calculations shall be made on a basis consistent with those used in the
preparation of the latest financial statements as to which such objection shall not have been made (which, if objection is made in respect of the first financial statements delivered under
Section 5.01 hereof, shall mean the financial statements referred to in Section 4.04).

          SECTION 1.03.  References.

     Unless otherwise indicated, references in this Agreement to
"Articles", "Exhibits", "Schedules", "Sections " and other
Subdivisions are references to articles, exhibits, schedules,
Sections  and other subdivisions hereof.

          SECTION 1.04.  Use of Defined Terms.

     All terms defined in this Agreement shall have the same
defined meanings when used in any of the other Loan Documents, unless otherwise defined therein or unless the context shall require otherwise.

          SECTION 1.05.  Terminology.

     All personal pronouns used in this Agreement, whether used in the masculine, feminine or neuter gender, shall include all other genders; the singular shall include the plural, and the plural shall include the singular.  Titles of Articles and
Sections  in this Agreement are for convenience only, and neither limit nor amplify the provisions of this Agreement.

                           ARTICLE II.

                           THE CREDITS

          SECTION 2.01.  Commitments to Lend Syndicated Loans.

     Each Lender severally agrees, on the terms and conditions
set forth herein, to make Syndicated Loans to the Borrower from time to time before the Termination Date; provided that,

               (i)  immediately after each such Syndicated Loan is made, the aggregate outstanding principal amount of Syndicated Loans by such Lender shall not exceed the amount of its Commitment, and

(ii) the aggregate outstanding principal amount of all Syndicated
Loans and Money Market Loans shall not exceed the aggregate
amount of the Commitments.
Each Syndicated Borrowing under this Section shall be in an
aggregate principal amount of (i) as to Base Rate Loans,
$1,000,000 or any larger integral multiple of $500,000, and (ii)
as to Euro-Dollar Loans, $5,000,000 or any larger integral
multiple of $1,000,000 (except that in either case any such
Syndicated Borrowing may be in the aggregate amount of the Unused
Commitments) and shall be made from the several Lenders ratably in proportion to their respective Commitments.  Within the
foregoing limits, the Borrower may borrow under this Section, repay or, to the extent permitted by Section 2.09, prepay
Syndicated Loans and reborrow under this Section at any time before the Termination Date.

          SECTION 2.02.  Method of Borrowing Syndicated Loans.

          (a)  The Borrower shall give the Administrative Agent notice (a
"Notice of Borrowing"), which shall be substantially in the form of Exhibit E-1, prior to (i) 12:00 noon (Atlanta, Georgia
time) on the same Domestic Business Day of each Base Rate
Borrowing, and (ii) 12:00 noon (Atlanta, Georgia time) at least
3 Euro-Dollar Business Days before each Euro-Dollar Borrowing, specifying:

               (i)  the date of such Borrowing, which shall be a Domestic
     Business Day in the case of a Base Rate Borrowing or a
     Euro-Dollar Business Day in the case of a Euro-Dollar Borrowing,

(ii) the aggregate amount of such Borrowing,
(iii)     whether the Syndicated Loans comprising such Borrowing
are to be Base Rate Loans or Euro-Dollar Loans, and
(iv) in the case of a Euro-Dollar Borrowing, the duration of the
Interest Period applicable thereto, subject to the provisions of the definition of Interest Period.
          (b)  Upon receipt of a Notice of Borrowing, the Administrative
Agent shall promptly notify each Lender of the contents thereof and of such Lender's ratable share of such Syndicated Borrowing and such Notice of Borrowing, once received by the Administrative
Agent, shall not thereafter be revocable by the Borrower.

(c)  Not later than 2:00 P.M. (Atlanta, Georgia time) on the date of each Syndicated Borrowing, each Lender shall (except as
provided in paragraph (d) of this Section) make available its ratable share of such Syndicated Borrowing, in Federal or other funds immediately available in Atlanta, Georgia, to the
Administrative Agent at its address determined pursuant to
Section 9.01.  Unless the Administrative Agent determines that any applicable condition specified in Article III has not been satisfied, the Administrative Agent will make the funds so
received from the Lenders available to the Borrower at the
Administrative Agent's aforesaid address.  Unless the
Administrative Agent receives notice from a Lender, at the
Administrative Agent's address referred to in or specified
pursuant to Section 9.01, no later than 4:00 P.M. (local time at such address) on the Domestic Business Day before the date of a
Syndicated Borrowing stating that such Lender will not make a
Syndicated Loan in connection with such Syndicated Borrowing, the
Administrative Agent shall be entitled to assume that such Lender will make a Syndicated Loan in connection with such Syndicated
Borrowing and, in reliance on such assumption, the Administrative
Agent may (but shall not be obligated to) make available such
Lender's ratable share of such Syndicated Borrowing to the
Borrower for the account of such Lender.  If the Administrative
Agent makes such Lender's ratable share available to the Borrower and such Lender does not in fact make its ratable share of such
Syndicated Borrowing available on such date, the Administrative
Agent shall be entitled to recover such Lender's ratable share from either (but not both) (x) such Lender, together with
interest thereon for each day during the period from the date of such Syndicated Borrowing until such sum shall be paid in full at a rate per annum equal to the overnight Federal funds to cover such amount for each such day during such period, or (y) the
Borrower (and for such purpose shall be entitled, after notice to the Borrower, to charge such amount to any account of the
Borrower maintained with the Administrative Agent), together with interest thereon for each day during the period from the date of such Syndicated Borrowing until such sum shall be paid in full at a rate per annum equal to the Base Rate or Adjusted LIBO Rate, whichever is in effect for such Loan, plus the Applicable Margin;
provided that (i) any such payment by the Borrower of such
Lender's ratable share and interest thereon shall be without prejudice to any rights that the Borrower may have against such
Lender and (ii) until such Lender has paid its ratable share of such Syndicated Borrowing, together with interest pursuant to the foregoing, it will have no interest in or rights with respect to such Syndicated Borrowing for any purpose hereunder.  If the
Administrative Agent does not exercise its option to advance funds for the account of such Lender, it shall forthwith notify the Borrower of such decision.
(d)  If any Lender makes a new Syndicated Loan hereunder on a day on which the Borrower is to repay all or any part of an
outstanding Syndicated Loan from such Lender, such Lender shall apply the proceeds of its new Syndicated Loan to make such
repayment as a Refunding Loan and only an amount equal to the difference (if any) between the amount being borrowed and the amount of such Refunding Loan shall be made available by such
Lender to the Administrative Agent as provided in paragraph
(c) of this Section, or remitted by the Borrower to the
Administrative Agent as provided in Section 2.13, as the case may
be.
(e)  Notwithstanding anything to the contrary contained in this
Agreement, no Fixed Rate Borrowing may be made if there shall have occurred a Default or an Event of Default, which Default or
Event of Default shall not have been cured or waived, and all
Refunding Loans shall be made as Base Rate Loans (but shall bear interest at the Default Rate, if applicable).
(f)  In the event that a Notice of Borrowing fails to specify whether the Syndicated Loans comprising such Syndicated Borrowing are to be Base Rate Loans or Euro-Dollar Loans, such Syndicated
Loans shall be made as Base Rate Loans.  If the Borrower is
otherwise entitled under this Agreement to repay any Syndicated
Loans maturing at the end of an Interest Period applicable
thereto with the proceeds of a new Borrowing, and the Borrower fails to repay such Syndicated Loans using its own moneys and fails to give a Notice of Borrowing in connection with such new
Syndicated Borrowing, a new Syndicated Borrowing shall be deemed to be made on the date such Syndicated Loans mature in an amount equal to the principal amount of the Syndicated Loans so
maturing, and the Syndicated Loans comprising such new Syndicated
Borrowing shall be Base Rate Loans.
(g)  Notwithstanding anything to the contrary contained herein, there shall not be more than 12 Interest Periods outstanding at any given time.
          SECTION 2.03.  Money Market Loans.

          (a)  In addition to making Syndicated Borrowings, the Borrower may, as set forth in this Section 2.03, at any time the
Borrower's Debt Rating is greater than or equal to BBB or Baa2, request the Lenders to make offers to make Money Market
Borrowings available to the Borrower.  The Lenders may, but shall have no obligation to, make such offers, and the Borrower may, but shall have no obligation to, accept any such offers in the manner set forth in this Section 2.03, provided that:

(i)  the number of interest rates applicable to Money Market
Loans which may be outstanding at any given time is subject to the provisions of Section 2.02(g);

(ii) the aggregate principal amount of all Money Market Loans, together with the aggregate principal amount of all Syndicated
Loans, at any one time outstanding shall not exceed the aggregate amount of the Commitments of all of the Lenders at such time, and the aggregate principal amount of all Money Market Loans at any one time outstanding shall not exceed 50% of the aggregate amount of the Commitments of all of the Lenders at such time; and
(iii)     the Money Market Loans of any Lender will be deemed to
be usage of the Commitments for the purpose of calculating
availability pursuant to Section 2.01(ii) and 2.03(a)(ii) and fees pursuant to Section 2.08, but will not reduce such Lender's obligation to lend its pro rata share of the remaining Unused
Commitment.
          (b)  When the Borrower wishes to request offers to make Money
Market Loans, it shall give the Administrative Agent (which shall promptly notify the Lenders) notice substantially in the form of
Exhibit I hereto (a "Money Market Quote Request") so as to be received no later than 12:00 noon (Atlanta, Georgia time) at least 1 Domestic Business Day prior to the date of the Money
Market Borrowing proposed therein (or such other time and date as the Borrower and the Administrative Agent, with the consent of the Required Lenders, may agree), specifying:

(i)  the proposed date of such Money Market Borrowing, which shall be a Euro-Dollar Business Day (the "Money Market Borrowing
Date");

(ii) the maturity date (or dates) (each a "Stated Maturity
Date") for repayment of each Money Market Loan to be made as part of such Money Market Borrowing (which Stated Maturity Date shall be that date occurring not less than 7 days but not more than 180 days from the date of such Money Market Borrowing); provided that the Stated Maturity Date for any Money Market Loan may not extend beyond the Termination Date (as in effect on the date of such
Money Market Quote Request); and
(iii)     the aggregate amount of principal to be requested by
the Borrower as a result of such Money Market Borrowing, which shall be at least $5,000,000 (and in larger integral multiples of
$1,000,000) but shall not cause the limits specified in
Section 2.03(a) to be violated.
The Borrower may request offers to make Money Market Loans having up to 3 different Stated Maturity Dates in a single Money Market
Quote Request.  Except as otherwise provided in the immediately preceding sentence, after the first Money Market Quote Request has been given hereunder, no additional Money Market Quote
Request may be given until at least 4 Domestic Business Days after all prior Money Market Quote Requests have been fully
processed by the Administrative Agent, the Lenders and the
Borrower pursuant to this Section 2.03.

          (c)  (i)    Each Lender may, but shall have no obligation to,
submit a response containing an offer to make a Money Market Loan substantially in the form of Exhibit J hereto (a "Money Market
Quote") in response to any Money Market Quote Request; provided that, if the Borrower's request under Section 2.03(b) specified more than 1 Stated Maturity Date, such Lender may, but shall have no obligation to, make a single submission containing a separate offer for each such Stated Maturity Date and each such separate offer shall be deemed to be a separate Money Market Quote.  Each
Money Market Quote must be submitted to the Administrative Agent not later than 10:00 A.M. (Atlanta, Georgia time) on the Money
Market Borrowing Date; provided that any Money Market Quote
submitted by Wachovia may be submitted, and may only be
submitted, if Wachovia notifies the Borrower of the terms of the offer contained therein not later than 9:45 A.M. (Atlanta,
Georgia time) on the Money Market Borrowing Date (or 15 minutes prior to the time that the other Lenders are required to have submitted their respective Money Market Quotes).  Subject to
Section 6.01, any Money Market Quote so made shall be irrevocable except with the written consent of the Administrative Agent given on the instructions of the Borrower.

     (ii) Each Money Market Quote shall specify:

          (A)  the proposed Money Market Borrowing Date and the
     Stated Maturity Date therefor;

          (B)  the principal amounts of the Money Market Loan
     which the quoting Lender is willing to make for the
     applicable Money Market Quote, which principal amounts
     (x) may be greater than or less than the Commitment of the quoting Lender, (y) shall be at least $5,000,000 or a larger integral multiple of $1,000,000, and (z) may not exceed the principal amount of the Money Market Borrowing for which
     offers were requested;

          (C)  the rate of interest per annum (rounded upwards,
     if necessary, to the nearest 1/100th of 1%) offered for each such Money Market Loan (such amounts being hereinafter
     referred to as the "Money Market Rate"); and

          (D)  the identity of the quoting Lender.

          Unless otherwise agreed by the Administrative Agent and
the Borrower, no Money Market Quote shall contain qualifying, conditional or similar language or propose terms other than or in addition to those set forth in the applicable Money Market Quote
Request (other than setting forth the principal amounts of the
Money Market Loan which the quoting Lender is willing to make for the applicable Interest Period) and, in particular, no Money
Market Quote may be conditioned upon acceptance by the Borrower of all (or some specified minimum) of the principal amount of the
Money Market Loan for which such Money Market Quote is being made.

          (d)  The Administrative Agent shall as promptly as practicable after the Money Market Quote is submitted (but in any event not later than 10:30 A.M. (Atlanta, Georgia time)) on the Money
Market Borrowing Date, notify the Borrower of the terms (i) of any Money Market Quote submitted by a Lender that is in
accordance with Section 2.03(c) and (ii) of any Money Market
Quote that amends, modifies or is otherwise inconsistent with a previous Money Market Quote submitted by such Lender with respect to the same Money Market Quote Request.  Any such subsequent
Money Market Quote shall be disregarded by the Administrative
Agent unless such subsequent Money Market Quote is submitted solely to correct a manifest error in such former Money Market
Quote.  The Administrative Agent's notice to the Borrower shall specify (A) the principal amounts of the Money Market Borrowing for which offers have been received and (B) the respective
principal amounts and Money Market Rates so offered by each
Lender (identifying the Lender that made each Money Market
Quote).

(e)  Not later than 11:00 A.M. (Atlanta, Georgia time) on the
Money Market Borrowing Date, the Borrower shall notify the
Administrative Agent of its acceptance or nonacceptance of the offers so notified to it pursuant to Section 2.03(d) and the
Administrative Agent shall promptly notify each Lender which submitted an offer.  In the case of acceptance, such notice shall specify the aggregate principal amount of offers (for each Stated
Maturity Date) that are accepted.  The Borrower may accept any
Money Market Quote in whole or in part; provided that:
(i)  the aggregate principal amount of each Money Market
Borrowing may not exceed the applicable amount set forth in the related Money Market Quote Request;

(ii) the aggregate principal amount of each Money Market Loan comprising a Money Market Borrowing shall be at least $5,000,000
(and in larger integral multiples of $1,000,000) but shall not cause the limits specified in Section 2.03(a) to be violated;
(iii)     acceptance of offers may only be made in ascending
order of Money Market Rates; and
(iv) the Borrower may not accept any offer where the
Administrative Agent has advised the Borrower that such offer fails to comply with Section 2.03(c)(ii) or otherwise fails to comply with the requirements of this Agreement (including without limitation, Section 2.03(a)).
If offers are made by 2 or more Lenders with the same Money
Market Rates for a greater aggregate principal amount than the amount in respect of which offers are accepted for the related
Stated Maturity Date, the principal amount of Money Market Loans in respect of which such offers are accepted shall be allocated by the Borrower among such Lenders as nearly as possible in
proportion to the aggregate principal amount of such offers, rounded to the nearest $1,000,000.  Determinations by the
Borrower of the amounts of Money Market Loans shall be conclusive in the absence of manifest error.

(f)  Any Lender whose offer to make any Money Market Loan has been accepted shall, not later than 12:00 noon (Atlanta, Georgia time) on the Money Market Borrowing Date, make the amount of such
Money Market Loan allocated to it available to the Administrative
Agent at its address referred to in Section 9.01 in immediately available funds.  The amount so received by the Administrative
Agent shall, subject to the terms and conditions of this
Agreement, be made available to the Borrower on such date by depositing the same, in immediately available funds, not later than 4:00 P.M. (Atlanta, Georgia time), in an account of such
Borrower maintained with Wachovia.

(g)  After any Money Market Loan has been funded, the
Administrative Agent shall notify the Lenders of the aggregate principal amount of the Money Market Quotes received and the highest and lowest rates included in such Money Market Quotes.
(h)  Money Market Loans by Designated Lenders.  For any Lender
which is a Designating Lender, any Money Market Loan to be made by such Lender may from time to time be made by its Designated
Lender in such Designated Lender's sole discretion, and nothing herein shall constitute a commitment to make Money Market Loans by such Designated Lender; provided, that if any Designated
Lender elects not to, or fails to, make any such Money Market
Loan that has been accepted by the Borrower in accordance with the foregoing, its Designating Lender hereby agrees that it shall make such Money Market Loan pursuant to the terms hereof.
          SECTION 2.04.  Continuation and Conversion Elections.

     By delivering a notice (a "Notice of Continuation or
Conversion"), which shall be substantially in the form of
Exhibit E-2, to the Administrative Agent on or before 12:00 noon,
Atlanta, Georgia time, on a Domestic Business Day (or Euro-Dollar
Business Day, in the case of Euro-Dollar Loans outstanding), the
Borrower may from time to time irrevocably elect, by notice on the same Domestic Business Day, in the case of Base Rate Loans, or 3 Euro-Dollar Business Days, in the case of Euro-Dollar Loans, that all, or any portion in an aggregate principal amount of
$5,000,000 or any larger integral multiple of $1,000,000 be,
(i) in the case of Base Rate Loans, converted into Euro-Dollar
Loans or, (ii) in the case of Euro-Dollar Loans, converted into
Base Rate Loans or continued as Euro-Dollar Loans (in the absence of delivery of a Notice of Continuation or Conversion with
respect to any Euro-Dollar Loan at least 3 Euro-Dollar Business
Days before the last day of the then current Interest Period with respect thereto, such Euro-Dollar Loan shall, on such last day, automatically convert to a Base Rate Loan); provided, however, that (x) each such conversion or continuation shall be pro rated among the applicable outstanding Loans of all Lenders that have made such Loans, and (y) no portion of the outstanding principal amount of any Loans may be continued as, or be converted into
Euro-Dollar Loans when any Event of  Default has occurred and is continuing.

          SECTION 2.05.  Notes.

          (a)  The Syndicated Loans of each Lender shall be evidenced by a single Syndicated Loan Note payable to the order of such Lender for the account of its Lending Office in an amount equal to the original principal amount of such Lender's Commitment.

(b)  The Money Market Loans made by any Lender to the Borrower shall be evidenced by a single Money Market Loan Note payable to the order of such Lender for the account of its Lending Office in an amount equal to the original principal amount of the aggregate
Commitments.
(c)  Upon receipt of each Lender's Notes pursuant to
Section 3.01, the Administrative Agent shall deliver such Notes to such Lender.  Each Lender shall record, and prior to any
transfer of its Notes shall endorse on the schedules forming a part thereof appropriate notations to evidence the date, amount and maturity of, and effective interest rate for, each Loan made by it, the date and amount of each payment of principal made by the Borrower with respect thereto, and such schedules of each such Lender's Notes shall constitute rebuttable presumptive
evidence of the respective principal amounts owing and unpaid on such Lender's Notes; provided that the failure of any Lender to make, or any error in making, any such recordation or endorsement shall not affect the obligation of the Borrower hereunder or under the Notes or the ability of any Lender to assign its Notes.
Each Lender is hereby irrevocably authorized by the Borrower so to endorse its Notes and to attach to and make a part of any Note a continuation of any such schedule as and when required.
          SECTION 2.06.  Maturity of Loans.

(a)  Each Fixed Rate Loan included in any Borrowing shall mature, and the principal amount thereof shall be due and payable, on the last day of the Interest Period applicable to such Borrowing.

(b)  Notwithstanding the foregoing, the outstanding principal amount of the Loans, if any, together with all accrued but unpaid interest thereon, if any, shall be due and payable on the
Termination Date.
          SECTION 2.07.  Interest Rates.

(a)  "Applicable Margin" means either (i) 0.00% for Base Rate
Loans, or (ii) the Euro-Dollar percentage determined on each
Performance Pricing Determination Date by reference to the table set forth below; provided, that if there is no Debt Rating or if the Borrower's senior unsecured, unenhanced debt rating by S&P is
BB or lower or by Moody is Ba2 or lower, the Euro-Dollar
percentage shall be based upon Level V of the table below.

                  Level I   Level    Level   Level   Level V
                              II      III     IV
    Debt Rating    A-        BBB +   BBB     BBB -   BBB -
                     or       or      or      or       or
                   A3        Baa1    Baa2    Baa3    Baa3
    Euro-Dollar    0.500%   0.600%  0.700%  0.875%    1.000%

     In determining the amounts to be paid by the Borrower
pursuant to Sections  2.07(a), and 2.08(a), the Borrower and the
Lenders shall refer to the Borrower's Debt Rating from time to time.  For purposes hereof, "Performance Pricing Determination
Date" shall mean each date on which the Debt Rating changes.
Each change in interest and fees as a result of a change in Debt
Rating shall be effective only for Loans (including Refunding
Loans) which are made on or after the relevant Performance
Pricing Determination Date.  All determinations hereunder shall be made by the Administrative Agent unless the Required Lenders shall object to any such determination. The Borrower shall
promptly notify the Administrative Agent of any change in the
Debt Rating.

(b)  Each Base Rate Loan shall bear interest on the outstanding principal amount thereof, for each day from the date such Loan is made until it becomes due, at a rate per annum equal to the Base
Rate for such day plus the Applicable Margin.  Such interest shall be payable on each Quarterly Payment Date while such Base
Rate Loan is outstanding and on the date such Base Rate Loan is converted to a Euro-Dollar Loan.  Any overdue principal of and, to the extent permitted by applicable law, overdue interest on any Base Rate Loan shall bear interest, payable on demand, for each day until paid at a rate per annum equal to the Default
Rate.

(c)  Each Euro-Dollar Loan shall bear interest on the outstanding principal amount thereof, for the Interest Period applicable thereto, at a rate per annum equal to the sum of the Applicable
Margin plus the applicable Adjusted London Interbank Offered Rate for such Interest Period.  Such interest shall be payable for each Interest Period on the last day thereof and, if such
Interest Period is longer than 3 months, at intervals of 3 months after the first day thereof.  Any overdue principal of and, to the extent permitted by law, overdue interest on any Euro-Dollar
Loan shall bear interest, payable on demand, for each day until paid at a rate per annum equal to the Default Rate.
     The "Adjusted London Interbank Offered Rate" applicable to any Interest Period means a rate per annum  equal to the quotient obtained (rounded upwards, if necessary, to the next higher
1/100th of 1%) by dividing (i) the applicable London Interbank
Offered Rate for such Interest Period by (ii) 1.00 minus the
Euro-Dollar Reserve Percentage.

     The "London Interbank Offered Rate" applicable to any
Euro-Dollar Loan means for the Interest Period of such
Euro-Dollar Loan, the rate per annum determined on the basis of the offered rate for deposits in Dollars of amounts equal or comparable to the principal amount of such Euro-Dollar Loan
offered for a term comparable to such Interest Period, which rates appear on Telerate Page 3750 effective as of 11:00 A.M.,
London time, 2 Euro-Dollar Business Days prior to the first day of such Interest Period, provided that if no such offered rates appear on such page, the "London Interbank Offered Rate" for such
Interest Period will be the arithmetic average (rounded upward, if necessary, to the next higher 1/100th of 1%) of rates quoted by not less than 2 major lenders in New York City, selected by the Administrative Agent, at approximately 10:00 A.M., New York
City time, 2 Euro-Dollar Business Days prior to the first day of such Interest Period, for deposits in Dollars offered by leading
European banks for a period comparable to such Interest Period in an amount comparable to the principal amount of such Euro-Dollar
Loan.

     "Euro-Dollar Reserve Percentage" means for any day that
percentage (expressed as a decimal) which is in effect on such day, as prescribed by the Board of Governors of the Federal
Reserve System (or any successor) for determining the maximum reserve requirement for a member lender of the Federal Reserve
System in respect of "Eurocurrency liabilities" (or in respect of any other category of liabilities which includes deposits by reference to which the interest rate on Euro-Dollar Loans is determined or any category of extensions of credit or other
assets which includes loans by a non-United States office of any
Lender to United States residents).  The Adjusted London
Interbank Offered Rate shall be adjusted automatically on and as of the effective date of any change in the Euro-Dollar Reserve
Percentage.

          (d)  Each Money Market Loan shall bear interest on the
outstanding principal amount thereof, for each day from the date such Money Market Loan is made until it becomes due, at a rate per annum equal to the applicable Money Market Rate set forth in the relevant Money Market Quote.  Such interest shall be payable on the Stated Maturity Date thereof, and, if the Stated Maturity
Date occurs more than 90 days after the date of the relevant
Money Market Loan, at intervals of 90 days after the first day thereof. Any overdue principal of and, to the extent permitted by law, overdue interest on any Money Market Loan shall bear
interest, payable on demand, for each day until paid at a rate per annum equal to the Default Rate.

(e)  The Administrative Agent shall determine each interest rate applicable to the Loans hereunder.  The Administrative Agent shall give prompt notice to the Borrower and the Lenders by
telecopier of each rate of interest so determined, and its
determination thereof shall be conclusive in the absence of
manifest error.
(f)  After the occurrence and during the continuance of an Event of Default, the principal amount of the Loans (and, to the extent permitted by applicable law, all accrued interest thereon) may, at the election of the Required Lenders, bear interest at the
Default Rate.
          SECTION 2.08.  Fees.

(a)  The Borrower shall pay to the Administrative Agent for the ratable account of each Lender a facility fee (the "Facility
Fee") on the maximum amount of the aggregate Commitments in
effect for any relevant period, irrespective of usage, calculated at a rate per annum equal to the percentage determined on each
Performance Pricing Determination Date by reference to the table set forth below and the Debt Rating for the quarterly or annual period ending immediately prior to such Performance Pricing
Determination Date; provided, that if there is no Debt Rating or if the Borrower's senior unsecured, unenhanced debt rating by S&P is BB or lower or by Moody is Ba2 or lower, the Facility Fee shall be based upon Level V of the table below.  The Facility Fee shall accrue at all times from and including the Closing Date to but excluding the Termination Date and shall be payable, in
arrears, on each Quarterly Payment Date and on the Termination
Date.

                  Level I   Level    Level   Level   Level V
                              II      III     IV
                     A -     BBB +    BBB    BBB -   BBB -
    Debt Rating      or       or      or      or       or
                     A3      Baa1     Baa2    Baa3   Baa3

    Facility Fee   0.125%   0.150%  0.175%  0.250%    0.375%

     (b)  On the Closing Date, the Borrower shall pay to the
Administrative Agent, for the account of each Lender, a fully-
paid, non-refundable upfront fee as agreed upon among the
Borrower, the Administrative Agent and the Lenders prior to the
Closing Date.

     (c)  The Borrower shall pay to the Administrative Agent, for the account and sole benefit of the Administrative Agent, such fees and other amounts at such times as set forth in the
Arranger's Letter Agreement.

          SECTION 2.09.  Optional Termination or Reduction of Commitments.

     The Borrower may, upon at least 3 Domestic Business Days'
notice to the Administrative Agent, terminate at any time, or proportionately reduce the Unused Commitments from time to time by an aggregate amount of at least $5,000,000 or any larger
integral multiple of $1,000,000.  If the Commitments are
terminated in their entirety, all accrued fees (as provided under
Section 2.08) shall be due and payable on the effective date of such termination.

          SECTION 2.10.  Mandatory Termination of Commitments.

     The Commitments shall terminate on the Termination Date and any Loans then outstanding (together with accrued interest
thereon) shall be due and payable on such date.

          SECTION 2.11.  Optional Prepayments.

          (a)  The Borrower may, upon at least 1 Domestic Business Days'
notice to the Administrative Agent, prepay any Base Rate
Borrowing in whole at any time, or from time to time in part in amounts aggregating at least $1,000,000 with additional
increments of $500,000 (or any lesser amount equal to the
outstanding balance of such Borrowing), by paying the principal amount to be prepaid together with accrued interest thereon to the date of prepayment.  Each such optional prepayment shall be applied to prepay ratably the Base Rate Loans of the several
Lenders included in such Base Rate Borrowing.

(b)  Subject to any payments required pursuant to the terms of
Article VIII for such Fixed Rate Loan, upon 3 Domestic Business
Day's prior written notice, the Borrower may prepay in minimum amounts of $1,000,000 with additional increments of $1,000,000
(or any lesser amount equal to the outstanding balance of such
Loan) all or any portion of the principal amount of any Fixed
Rate Loan prior to the maturity thereof.
(c)  Upon receipt of a notice of prepayment pursuant to this
Section 2.11, the Administrative Agent shall promptly notify each
Lender of the contents thereof and of such Lender's ratable share of such prepayment and such notice, once received by the
Administrative Agent, shall not thereafter be revocable by the
Borrower.
          SECTION 2.12.  Mandatory Prepayments.

     On each date on which the conditions set forth in clauses
(i) or (ii) of Section 2.01 are not satisfied (including, without limitation, by reason of the reduction of the Commitments
pursuant to Section 2.09), the Borrower shall repay or prepay such principal amount of the outstanding Loans, if any (together with interest accrued thereon and any amount due under
Section 8.05(a)), as may be necessary so that after such payment the aggregate unpaid principal amount of the Loans does not
exceed the aggregate amount of the Commitments as then reduced.
Each such payment or prepayment shall be applied ratably to the
Loans of the Lenders outstanding on the date of payment or
prepayment in the following order of priority:(i) first, to Base
Rate Loans; (ii) secondly, to Euro-Dollar Loans; and
(iii) lastly, to Money Market Loans.

          SECTION 2.13.  General Provisions as to Payments.

          (a)  The Borrower shall make each payment of principal of, and interest on, the Loans and of fees hereunder,  without any
setoff, counterclaim or any deduction whatsoever, not later than
11:00 A.M. (Atlanta, Georgia time) on the date when due, in
Federal or other funds  immediately available in Atlanta,
Georgia, to the Administrative Agent at its address referred to in Section 9.01.  The Administrative Agent will promptly
distribute to each Lender its ratable share of each such payment received by the Administrative Agent for the account of the
Lenders.

(b)  Whenever any payment of principal of, or interest on, the
Base Rate Loans, Money Market Loans or of fees hereunder shall be due on a day which is not a Domestic Business Day, the date for payment thereof shall be extended to the next succeeding Domestic
Business Day.  Whenever any payment of principal of or interest on, the Euro-Dollar Loans shall be due on a day which is not a
Euro-Dollar Business Day, the date for payment thereof shall be extended to the next succeeding Euro-Dollar Business Day unless such Euro-Dollar Business Day falls in another calendar month, in which case the date for payment thereof shall be the next
preceding Euro-Dollar Business Day.
(c)  All payments of principal, interest and fees and all other amounts to be made by the Borrower pursuant to this Agreement with respect to any Loan or fee relating thereto shall be paid without deduction for, and free from, any tax, imposts, levies, duties, deductions, or withholdings of any nature now or at
anytime hereafter imposed by any governmental authority or by any taxing authority thereof or therein excluding in the case of each
Lender, taxes imposed on or measured by its net income, and
franchise taxes imposed on it, by the jurisdiction under the laws of which such Lender is organized or any political subdivision thereof and, in the case of each Lender, taxes imposed on its income, and franchise taxes imposed on it, by the jurisdiction of such Lender's applicable Lending Office or any political
subdivision thereof (all such non-excluded taxes, imposts,
levies, duties, deductions or withholdings of any nature being
"Taxes").  In the event that the Borrower is required by
applicable law to make any such withholding or deduction of Taxes with respect to any Loan or fee or other amount, the Borrower shall pay such deduction or withholding to the applicable taxing authority, shall promptly furnish to any Lender in respect of which such deduction or withholding is made all receipts and other documents evidencing such payment and shall pay to such
Lender additional amounts as may be necessary in order that the amount received by such Lender after the required withholding or other payment shall equal the amount such Lender would have
received had no such withholding or other payment been made.  If no withholding or deduction of Taxes are payable in respect to any Loan or fee relating thereto, the Borrower shall furnish any
Lender, at such Lender's request, a certificate from each
applicable taxing authority or an opinion of counsel acceptable to such Lender, in either case stating that such payments are exempt from or not subject to withholding or deduction of Taxes.
If the Borrower fails to provide such original or certified copy of a receipt evidencing payment of Taxes or certificate(s) or opinion of counsel of exemption, the Borrower hereby agrees to compensate such Lender for, and indemnify them with respect to, the tax consequences of the Borrower's failure to provide
evidence of tax payments or tax exemption.
     Each Lender that is organized under the laws of a
jurisdiction other than the United States of America or any state thereof or the District of Columbia (each a "Non-U.S. Lender")
agrees to furnish to the Borrower and the Administrative Agent on the date of this Agreement, if a signatory hereto, or within 10
Domestic Business Days after it becomes a Lender hereunder, two
(2) copies of either (i) U.S. Internal Revenue Service Form 4224 or U. S. Internal Revenue Service Form 1001 for the year 2000, or
(ii) thereafter, U.S. Internal Revenue Service Form W-8ECI or
U.S. Internal Revenue Service Form W-8BEN, or (iii) any successor forms thereto (wherein such Non-U.S. Lender claims entitlement to complete exemption from or a reduced rate of U.S. federal
withholding tax on interest paid by the Borrower hereunder) and to provide to the Borrower and the Administrative Agent a new
Form 4224 or Form 1001, or U.S. Internal Revenue Service Form W-
8ECI or U.S. Internal Revenue Service Form W-8BEN, or any
successor forms thereto if any previously delivered form is found to be incomplete or incorrect in any material respect or upon the obsolescence of any previously delivered form; provided that if any Lender complies with the requirements of this paragraph on the Closing Date or at such time as such Lender becomes a party to this Agreement, but is unable at any time thereafter, for any reason, to establish such exemption, or to file such forms, the
Borrower shall nonetheless remain obligated under the terms of the immediately preceding paragraph with respect to such Lender.

     Notwithstanding the foregoing, in the event the Borrower is required to pay any Lender amounts pursuant to this Section 2.13, the Borrower may give notice to such Lender (with copies to the
Administrative Agent) that it wishes to seek one or more
assignees (which may be one or more of the other Lenders) to assume the Commitment of such Lender and to purchase such
Lender's outstanding Loans and Notes for an amount equal to the sum of the outstanding unpaid principal of and accrued interest on such Loans and Notes, plus all other fees and amounts due to such Lender hereunder, in each case, to the date such Loans,
Notes and interest are purchased.  Upon such sale or prepayment, each such Lender shall have no further commitment or other
obligation to the Borrower hereunder or under any Note.

     In the event any Lender receives a refund of any Taxes paid by the Borrower pursuant to this Section 2.13(c), it will pay to the Borrower the amount of such refund promptly upon receipt thereof; provided that if at any time thereafter it is required to return such refund, the Borrower shall promptly repay to it the amount of such refund.

     Without prejudice to the survival of any other agreement of the Borrower hereunder, the agreements and obligations of the
Borrower and the Lenders contained in this Section 2.13(c) shall be applicable with respect to any Participant, Assignee or other
Transferee, and any calculations required by such provisions
(i) shall be made based upon the circumstances of such
Participant, Assignee or other Transferee, and (ii) constitute a continuing agreement and shall survive the termination of this
Agreement and the payment in full or cancellation of the Notes.

          SECTION 2.14.  Computation of Interest and Fees.

     Interest on Base Rate Loans shall be computed on the basis of a year of 365 or 366 days, as applicable, and paid for the actual number of days elapsed (including the first day but
excluding the last day).  Interest on Euro-Dollar Loans and Money
Market Loans shall be computed on the basis of a year of 360 days and paid for the actual number of days elapsed, calculated as to each Interest Period from and including the first day thereof to but excluding the last day thereof.  Commitment fees and any other fees payable hereunder shall be computed on the basis of a year of 360 days and paid for the actual number of days elapsed
(including the first day but excluding the last day).

                          ARTICLE III.

                    CONDITIONS TO BORROWINGS

          SECTION 3.01.  Conditions to First Borrowing.

     The obligation of each Lender to make a Loan on the occasion of the first Borrowing is subject to the satisfaction of the conditions set forth in Section 3.02 and receipt by the
Administrative Agent of the following (as to the documents
described in paragraphs (a), (c), (d) and (e) below, in
sufficient number of counterparts for delivery of a counterpart to each Lender and retention of one counterpart by the
Administrative Agent):

          (a)  from each of the parties hereto of either (i) a duly
executed counterpart of this Agreement signed by such party or
(ii) a facsimile transmission of such executed counterpart (with the original to be sent to the Administrative Agent by overnight courier);

(b)  a duly executed Syndicated Loan Note and a duly executed
Money Market Loan Note for the account of each Lender complying with the provisions of Section 2.05;
(c)  an opinion letter (together with any opinions of local
counsel relied on therein) of Riddell Williams, P.S., counsel for the Borrower, dated as of the Closing Date, substantially in the form of Exhibit B and covering such additional matters relating to the transactions contemplated hereby as the Administrative
Agent or any Lender may reasonably request;
(d)  an opinion of Jones, Day, Reavis & Pogue, special counsel for the Administrative Agent, dated as of the Closing Date,
substantially in the form of Exhibit C and covering such
additional matters relating to the transactions contemplated hereby as the Administrative Agent may reasonably request;
(e)  a certificate (the "Closing Certificate") substantially in the form of Exhibit G), dated as of the Closing Date, signed by a principal financial officer of the Borrower, to the effect that
(i) no Default has occurred and is continuing on the date of the first Borrowing and (ii) the representations and warranties of the Borrower contained in Article IV are true on and as of the date of the first Borrowing hereunder;
(f)  all documents which the Administrative Agent or any Lender may reasonably request relating to the existence of the Borrower, the corporate authority for and the validity of this Agreement and the Notes, and any other matters relevant hereto, all in form and substance satisfactory to the Administrative Agent,
including, without limitation, a certificate of the Borrower substantially in the form of Exhibit H (the "Officer's
Certificate"), signed by the Secretary or an Assistant Secretary of the Borrower, certifying as to the names, true signatures and incumbency of the officer or officers of the Borrower authorized to execute and deliver the Loan Documents, and certified copies of the following items: (i) the Borrower's Certificate of
Incorporation, (ii) the Borrower's Bylaws, (iii) a certificate of the Secretary of State of the State of Delaware as to the good standing of the Borrower as a Delaware corporation, and (iv) the action taken by the Board of Directors of the Borrower
authorizing the Borrower's execution, delivery and performance of this Agreement, the Notes and the other Loan Documents to which the Borrower is a party;
(g)  duly executed Subsidiary Guaranties from each of the
Borrower's Material Subsidiaries in existence on the Closing Date
(as disclosed on Schedule 4.08);
(h)  a duly executed Contribution Agreement by the Borrower and each of the Borrower's Material Subsidiaries in existence on the
Closing Date (as disclosed on Schedule 4.08);
(i)  a Notice of Borrowing or notification pursuant to
Section 2.03(e) of acceptance of one or more Money Market Quotes, as applicable;
(j)  execution and delivery of a written termination agreement with respect to that certain Credit Agreement dated as of
November 19, 1993, between Wachovia, as agent, and AFC; and
(k)  receipt of  the fees described in Section 2.08(b) and (c).
     In addition, if the Borrower desires funding of a Fixed Rate
Loan on the Closing Date, the Administrative Agent shall have received, the requisite number of days prior to the Closing Date, a funding indemnification letter satisfactory to it, pursuant to which (i) the Administrative Agent and the Borrower shall have agreed upon the interest rate, amount of Borrowing and Interest
Period for such Fixed Rate Loan , and (ii) the Borrower shall indemnify the Lenders from any loss or expense arising from the failure to close on the anticipated Closing Date identified in such letter or the failure to borrow such Fixed Rate Loan on such date.

          SECTION 3.02.  Conditions to All Borrowings.

     The obligation of each Lender to make a Syndicated Loan on the occasion of each Borrowing is subject to the satisfaction of the following conditions:

(a)  receipt by the Administrative Agent of a Notice of Borrowing or notification pursuant to Section 2.03(e) of acceptance of one or more Money Market Quotes, as applicable.

(b)  the fact that, immediately before and after such Borrowing, no Default shall have occurred and be continuing;
(c)  the fact that the representations and warranties of the
Borrower contained in Article IV of this Agreement shall be true on and as of the date of such Borrowing (except to the extent any such representation or warranty is expressly made as of a prior date); and
(d)  the fact that, immediately after such Borrowing, the
conditions set forth in clauses (i) and (ii) of Section 2.01 shall have been satisfied.
     Each Syndicated Borrowing, each Money Market Borrowing and each Notice of Continuation or Conversion hereunder shall be deemed to be a representation and warranty by the Borrower on the date of such Borrowing as to the truth and accuracy of the facts specified in paragraphs (b), (c) and (d) of this Section;
provided, that if such Borrowing is a Syndicated Borrowing which consists solely of a Refunding Loan then, (i) if such Borrowing is a Euro-Dollar Borrowing or such Notice of Continuation or
Conversion is to a Euro-Dollar Loan, such Borrowing or Notice of
Continuation or Conversion shall be deemed to be such a
representation and warranty by the Borrower only as to the
matters set forth in paragraphs (b) and (d) above, and (ii) if such Borrowing is a Base Rate borrowing, or such Notice of
Continuation or Conversions is to a Base Rate Loan, such
Borrowing or Notice of Continuation or Conversion shall be deemed to be a representation and warranty by the Borrower only as to the matters set forth in paragraph (d) above.

                           ARTICLE IV.

                 REPRESENTATIONS AND WARRANTIES

     The Borrower represents and warrants that:

          SECTION 4.01.  Corporate Existence and Power.

     The Borrower is a corporation duly organized, validly
existing and in good standing under the laws of the jurisdiction of its incorporation, is duly qualified to transact business in every jurisdiction where, by the nature of its business, such qualification is necessary, and has all corporate powers and all governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted, except where such failure to be so qualified or to possess such licenses, authorizations, consents or approvals could not reasonably be expected to have or cause a Material Adverse Effect.

SECTION 4.02.  Corporate and Governmental Authorization; No
Contravention.

     The execution, delivery and performance by the Borrower of this Agreement, the Notes and the other Loan Documents (i) are within the Borrower's corporate powers, (ii) have been duly
authorized by all necessary corporate action, (iii) require no action by or in respect of or filing with, any governmental body, agency or official, (iv) do not contravene, or constitute a
default under, any provision of applicable law or regulation or of the certificate of incorporation or by-laws of the Borrower or of any agreement, judgment, injunction, order, decree or other instrument binding upon the Borrower or any of its Subsidiaries, and (v) do not result in the creation or imposition of any Lien on any asset of the Borrower or any of its Subsidiaries.

          SECTION 4.03.  Binding Effect.

     This Agreement constitutes a valid and binding agreement of the Borrower enforceable in accordance with its terms, and the
Notes and the other Loan Documents, when executed and delivered in accordance with this Agreement, will constitute valid and binding obligations of the Borrower enforceable in accordance with their respective terms, provided that the enforceability hereof and thereof is subject in each case to general principles of equity and to bankruptcy, insolvency and similar laws
affecting the enforcement of creditors' rights generally.

SECTION 4.04.  Financial Information; Material Adverse Effect.

          (a)  The consolidated balance sheet of the Borrower and its
Consolidated Subsidiaries as of December 31, 1999 and the related consolidated statements of income, shareholders' equity and cash flows for the Fiscal Year then ended, reported on by Deloitte &
Touche LLP, copies of which have been delivered to each of the
Lenders, and the unaudited consolidated financial statements of the Borrower for the interim period ended March 31, 2000, copies of which have been delivered to each of the Lenders, fairly
present, in conformity with GAAP, the consolidated financial position of the Borrower and its Consolidated Subsidiaries as of
such dates and their consolidated results of operations and cash flows for such periods stated.

(b)  Since December 31, 1999 there has been no event, act,
condition or occurrence having a Material Adverse Effect.
          SECTION 4.05.  No Litigation.

     There is no action, suit or proceeding pending, or to the
knowledge of the Borrower threatened, against or affecting the
Borrower or any of its Subsidiaries before any court or
arbitrator or any governmental body, agency or official which could reasonably be expected to have or cause a Material Adverse
Effect or which in any manner draws into question the validity of or could impair the ability of the Borrower to perform its
obligations under, this Agreement, the Notes or any of the other
Loan Documents.

          SECTION 4.06.  Compliance with ERISA.

(a)  The Borrower and each member of the Controlled Group have fulfilled their obligations under the minimum funding standards of ERISA and the Code with respect to each Plan and are in
compliance in all material respects with the presently applicable provisions of ERISA and the Code, and have not incurred any
liability to the PBGC or a Plan under Title IV of ERISA.

(b)  Neither the Borrower nor any member of the Controlled Group has incurred any withdrawal liability with respect to any
Multiemployer Plan under Title IV of ERISA, and no such liability is expected to be incurred.
          SECTION 4.07.  Compliance with Laws; Payment of Taxes.

     The Borrower and its Subsidiaries are in compliance with all applicable laws, regulations and similar requirements of
governmental authorities, except where such compliance is being contested in good faith through appropriate proceedings or where non-compliance could not reasonably be expected to have or cause a Material Adverse Effect.  There have been filed on behalf of the Borrower and its Subsidiaries all Federal, state and local income, excise, property and other tax returns which are required to be filed by them and all taxes due pursuant to such returns or pursuant to any assessment received by or on behalf of the
Borrower or any Subsidiary have been paid except where such
failure to file or pay could not reasonably be expected to have or cause a Material Adverse Effect.  The charges, accruals and reserves on the books of the Borrower and its Subsidiaries in respect of taxes or other governmental charges are, in the
opinion of the Borrower, adequate.  United States income tax returns of the Borrower and its Subsidiaries have been examined and closed through the Fiscal Year ended December 31, 1994.

          SECTION 4.08.  Subsidiaries.

     Each of the Borrower's (i) Subsidiaries is a corporation
duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, is duly qualified to transact business in every jurisdiction where, by the nature of its business, such qualification is necessary, and has all
corporate powers and all governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted, except where such failure to be so qualified or to possess such licenses, authorizations, consents or approvals could not reasonably be expected to have or cause a Material
Adverse Effect, and (ii) Material Subsidiaries has executed and delivered a Subsidiary Guaranty.  The Borrower has no
Subsidiaries except for those Subsidiaries listed on Schedule
4.08, which accurately sets forth each such Subsidiary's complete name and jurisdiction of incorporation, and which Subsidiary is a
Material Subsidiary.

          SECTION 4.09.  Investment Company Act.

     Neither the Borrower nor any of its Subsidiaries is an
"investment company" within the meaning of the Investment Company
Act of 1940, as amended.

          SECTION 4.10.  Public Utility Holding Company Act.

     Neither the Borrower nor any of its Subsidiaries is a
"holding company", or a "subsidiary company" of a "holding
company", or an "affiliate" of a "holding company" or of a
"subsidiary company" of a "holding company", as such terms are defined in the Public Utility Holding Company Act of 1935, as
amended.

          SECTION 4.11.  Ownership of Property; Liens.

     Each of the Borrower and its Consolidated Subsidiaries has
title to its properties sufficient for the conduct of its
business, and none of such property is subject to any Lien except as permitted in Section 5.17.

          SECTION 4.12.  No Default.

     Neither the Borrower nor any of its Consolidated
Subsidiaries is in default under or with respect to any
agreement, instrument or undertaking to which it is a party or by which it or any of its property is bound which could have or cause a Material Adverse Effect.  No Default or Event of Default
has occurred and is continuing.

          SECTION 4.13.  Full Disclosure.

     All information heretofore furnished by the Borrower to the
Administrative Agent or any Lender for purposes of or in
connection with this Agreement or any transaction contemplated hereby is, and all such information hereafter furnished by the
Borrower to the Administrative Agent or any Lender will be, true, accurate and complete in every material respect or based on
reasonable estimates on the date as of which such information is stated or certified.  The Borrower has disclosed to the Lenders in writing any and all facts which could reasonably be expected to have or cause a Material Adverse Effect.

          SECTION 4.14.  Environmental Matters.

(a)  Neither the Borrower nor any Subsidiary is subject to any
Environmental Liability which could have or cause a Material
Adverse Effect and neither the Borrower nor any Subsidiary has been designated as a potentially responsible party under CERCLA or under any state statute similar to CERCLA.  To the best of the
Borrower's knowledge, after due inquiry, none of the Properties has been identified on any current or proposed (i) National
Priorities List under 40 C.F.R.  300, (ii) CERCLIS list or
(iii) any list arising from a state statute similar to CERCLA.

(b)  No Hazardous Materials have been or are being used,
produced, manufactured, processed, treated, recycled, generated, stored, disposed of, managed or otherwise handled at, or shipped or transported to or from the Properties or are otherwise present at, on, in or under the Properties, or, to the best of the
knowledge of the Borrower, at or from any adjacent site or
facility, except for Hazardous Materials used, produced,
transported, manufactured, processed, treated, recycled,
generated, stored, disposed of, managed, or otherwise handled in the ordinary course of business in material compliance with all applicable Environmental Requirements.
(c)  The Borrower, and each of its Subsidiaries and Affiliates, has procured all Environmental Authorizations reasonably
necessary for the conduct of its business, and is in material compliance with all Environmental Requirements in connection with the operation of the Properties and the Borrower's, and each of its Subsidiary's businesses.
          SECTION 4.15.  Capital Stock.

     All Capital Stock, debentures, bonds, notes and all other
securities of the Borrower and its Subsidiaries presently issued and outstanding are validly and properly issued in accordance with all applicable laws, including, but not limited to, the
"Blue Sky" laws of all applicable states and the federal
securities laws.  The issued shares of Capital Stock of the
Borrower's Wholly Owned Subsidiaries are owned by the Borrower free and clear of any Lien or adverse claim.  At least a majority of the issued shares of capital stock of each of the Borrower's other Subsidiaries (other than Wholly Owned Subsidiaries) is owned by the Borrower free and clear of any Lien or adverse
claim.

          SECTION 4.16.  Margin Stock.

     Neither the Borrower nor any of its Subsidiaries is engaged principally, or as one of its important activities, in the
business of purchasing or carrying any Margin Stock, and no part of the proceeds of any Loan will be used to purchase or carry any
Margin Stock or to extend credit to others for the purpose of purchasing or carrying any Margin Stock, or be used for any
purpose which violates, or which is inconsistent with, the
provisions of Regulation T, U or X.

          SECTION 4.17.  Insolvency.

     After giving effect to (A) the execution and delivery of the
Loan Documents and the making of the Loans under this Agreement, and (B) upon the Reorganization Effective Date, the
Reorganization: (i) the Borrower will not (x) be "insolvent,"
within the meaning of such term as used in O.C.G.A.  18-2-22 or as defined in  101 of the "Bankruptcy Code", or Section 2 of either the "UFTA" or the "UFCA", or as defined or used in any
"Other Applicable Law" (as those terms are defined below), or
(y) be unable to pay its debts generally as such debts become due within the meaning of Section 548 of the Bankruptcy Code,
Section 4 of the UFTA or Section 6 of the UFCA, or (z) have an unreasonably small capital to engage in any business or
transaction, whether current or contemplated, within the meaning of Section 548 of the Bankruptcy Code, Section 4 of the UFTA or
Section 5 of the UFCA; and (ii) the obligations of the Borrower under the Loan Documents and with respect to the Loans will not be rendered avoidable under any Other Applicable Law. For
purposes of this Section 4.17, "Bankruptcy Code" means Title 11 of the United States Code, "UFTA" means the Uniform Fraudulent
Transfer Act, "UFCA" means the Uniform Fraudulent Conveyance Act, and "Other Applicable Law" means any other applicable law
pertaining to fraudulent transfers or acts voidable by creditors, in each case as such law may be amended from time to time.

          SECTION 4.18.  Insurance.

     The Borrower and each of its Subsidiaries has (either in the name of the Borrower or in such Subsidiary's own name), with financially sound and reputable insurance companies, insurance in at least such amounts and against at least such risks (including on all its property, and public liability and worker's
compensation) as are usually insured against in the same general area by companies of established repute engaged in the same or similar business.

          SECTION 4.19.  Citizenship.

     The Borrower is a citizen of the United States, as defined in 49 U.S.C. Section 40102(a)(15) (a "Citizen").  Each other
Subsidiary that must be a Citizen in order to conduct its
business as currently conducted is a Citizen.  Neither the
Borrower nor any such other Subsidiary is a Person constituting a national or citizen of any foreign country as designated in any applicable law or regulation or a national or a citizen of any foreign country designated in the Foreign Assets Control
Regulations or in the Cuban Assets Control Regulations of the
United States Treasury Department, 31 C.F.R., Chapter V, as
amended.

          SECTION 4.20.  Status as an Air Carrier.

     Each Subsidiary that must be so authorized in order to
conduct its business as currently conducted, (i) is authorized to engage in all cargo domestic air service under certificates
issued pursuant to 49 U.S.C. Section 41103 and 49 U.S.C. Section
41102(a), respectively, and (ii) is the holder of a valid and effective operating certificate issued by the Federal Aviation
Administration pursuant to Part 121 of the Federal Aviation
Regulations.  Such certificates are in full force and effect and are adequate for the conduct of the business of the Borrower and its Subsidiaries as now conducted.  There are no actions,
proceedings or investigations pending or, to the knowledge of any of its officers, threatened (or any basis therefor known to the
Borrower) to amend, modify, suspend or revoke any such
certificate in whole or in part), which would have any material adverse effect on any such certificate or any of the operations of the Borrower or its Subsidiaries.

                           ARTICLE V.

                            COVENANTS

     The Borrower agrees that, so long as any Lender has any
Commitment hereunder or any amount payable hereunder or under any
Note remains unpaid:

          SECTION 5.01.  Information.

     The Borrower will deliver to each of the Lenders:

(a)  as soon as available and in any event within 90 days after the end of each Fiscal Year, a consolidated balance sheet of the
Borrower and its Consolidated Subsidiaries as of the end of such
Fiscal Year and the related consolidated statements of income, shareholders' equity and cash flows for such Fiscal Year, setting forth in each case in comparative form the figures for the
previous fiscal year, all certified by Deloitte & Touche LLP or other independent public accountants of nationally recognized standing, with such certification to be free of exceptions and qualifications not acceptable to the Required Lenders;

(b)  as soon as available and in any event within 45 days after the end of each of the first 3 Fiscal Quarters of each Fiscal
Year, a consolidated balance sheet of the Borrower and its
Consolidated Subsidiaries as of the end of such Fiscal Quarter and the related statement of income and statement of cash flows for such Fiscal Quarter and for the portion of the Fiscal Year ended at the end of such Fiscal Quarter, setting forth in each case in comparative form the figures for the previous Fiscal
Year, all certified (subject to normal year-end adjustments) as to fairness of presentation, GAAP and consistency by the chief financial officer or the chief accounting officer of the
Borrower;
(c)  simultaneously with the delivery of each set of financial statements referred to in paragraphs (a) and (b) above, a
certificate, substantially in the form of Exhibit F (a
"Compliance Certificate"), of the chief financial officer or the chief accounting officer of the Borrower (i) setting forth in reasonable detail the calculations required to establish whether the Borrower was in compliance with the requirements of
Sections 5.16, 5.17, 5.19, 5.20 and 5.22, inclusive on the date of such financial statements; (ii) stating whether any Default exists on the date of such certificate and, if any Default then exists, setting forth the details thereof and the action which the Borrower is taking or proposes to take with respect thereto;
and (iii) setting forth the Debt Rating  as of the most recent
Performance Pricing Determination Date and the Applicable Margin
for Base Rate Loans and Euro-Dollar Loans in effect as a result thereof;
(d)  simultaneously with the delivery of each set of annual
financial statements referred to in paragraph (a) above, a
statement of the firm of independent public accountants which reported on such statements to the effect that nothing has come to their attention to cause them to believe that any Default existed on the date of such financial statements;
(e)  within 5 Domestic Business Days after the Borrower becomes aware of the occurrence of any Default, a certificate of the chief financial officer or the chief accounting officer of the
Borrower setting forth the details thereof and the action, if any, which the Borrower is taking or proposes to take with
respect thereto;
(f)  promptly upon the mailing thereof to the shareholders of the
Borrower generally, copies of all financial statements, reports and proxy statements so mailed;
(g)  promptly upon the filing thereof, copies of all registration statements (other than the exhibits thereto and any registration statements on Form S-8 or its equivalent) and annual, quarterly or monthly reports which the Borrower shall have filed with the
Securities and Exchange Commission;
(h)  if and when any member of the Controlled Group (i) gives or is required to give notice to the PBGC of any "reportable event"
(as defined in Section 4043 of ERISA) with respect to any Plan which might constitute grounds for a termination of such Plan under Title IV of ERISA, or knows that the plan administrator of any Plan has given or is required to give notice of any such reportable event, a copy of the notice of such reportable event given or required to be given to the PBGC; (ii) receives notice of complete or partial withdrawal liability under Title IV of
ERISA, a copy of such notice; or (iii) receives notice from the
PBGC under Title IV of ERISA of an intent to terminate or appoint a trustee to administer any Plan, a copy of such notice; and

(i)   from time to time such additional information regarding the financial position or business of the Borrower and its
Subsidiaries as the Administrative Agent, at the request of any
Lender, may reasonably request.
          SECTION 5.02.  Inspection of Property, Books and Records.

     The Borrower will (i) keep, and cause each Subsidiary to
keep, proper books of record and account in which, when
consolidated, full, true and correct entries in conformity with
GAAP shall be made of all dealings and transactions in relation to its business and activities; and (ii) upon reasonable notice to the Borrower, permit, and cause each Subsidiary to permit, representatives of any Lender at such Lender's expense prior to the occurrence of a Default and at the Borrower's expense after the occurrence of a Default to visit and inspect any of their respective properties, to examine and make abstracts from any of their respective books and records and to  discuss their
respective affairs, finances and accounts with their respective officers, employees and independent public accountants.  The
Borrower agrees to cooperate and assist in such visits and
inspections, in each case at such reasonable times and as often as may reasonably be desired.

          SECTION 5.03.  Maintenance of Existence.

     The Borrower shall, and shall cause each Subsidiary to,
maintain its corporate existence and carry on its business in substantially the same manner and in substantially the same
fields as such business is now carried on and maintained.

          SECTION 5.04.  Dissolution.

     Neither the Borrower nor any of its Subsidiaries shall
suffer or permit dissolution or liquidation either in whole or in part or redeem or retire any shares of its own stock or that of any Subsidiary, except (i) through corporate reorganization to the extent permitted by Section 5.05, or (ii) through payment of
Restricted Payments permitted under Section 5.15.

          SECTION 5.05.  Consolidations, Mergers and Sales of Assets.

     The Borrower will not, nor will it permit any Subsidiary to, consolidate or merge with or into, or sell, lease or otherwise transfer all or any substantial part of its assets to, any other
Person, or discontinue or eliminate any business line or segment, provided that (a) the Borrower may merge with another Person if
(i) such Person was organized under the laws of the United States of America or one of its states, (ii) the Borrower is the
corporation surviving such merger and (iii) immediately after giving effect to such merger, no Default shall have occurred and be continuing, (b) Subsidiaries of the Borrower may merge with one another, and (c) the foregoing limitation on the sale, lease or other transfer of assets and on the discontinuation or
elimination of a business line or segment shall not prohibit
(1) the sale of Receivables pursuant to the Receivables
Securitization Program, or (2) the transfer from AFC to Holding
Company or any Material Subsidiary of the capital stock of any
Subsidiary, or (3) during any Fiscal Quarter, a transfer of
assets or the discontinuance or elimination of a business line or segment (in a single transaction or in a series of related
transactions) unless the aggregate assets to be so transferred or utilized in a business line or segment to be so discontinued, when combined with all other assets transferred, and all other assets utilized in all other business lines or segments
discontinued, during such Fiscal Quarter and the immediately preceding 3 Fiscal Quarters constituted more than 15% of
Consolidated Total Tangible Assets at the end of the most recent
Fiscal Year immediately preceding such Fiscal Quarter.

          SECTION 5.06.  Use of Proceeds.

The proceeds of the Loans shall be used by the Borrower for
general corporate purposes and Permitted Acquisitions; provided, however, no portion of the proceeds of the Loans may be used by the Borrower or any Subsidiary (i) in connection with, whether directly or indirectly, any tender offer for, or other
acquisition of, stock of any corporation with a view towards obtaining control of such other corporation, unless such tender offer or other acquisition is to be made on a negotiated basis with the approval of the Board of Directors of the Person to be acquired, and the provisions of Section 5.16 would not be
violated, (ii) directly or indirectly, for the purpose, whether immediate, incidental or ultimate, of purchasing or carrying any
Margin Stock, or (iii) for any purpose in violation of any
applicable law or regulation.

          SECTION 5.07.  Compliance with Laws; Payment of Taxes.

     (a)  The Borrower will, and will cause each of its
Subsidiaries and each member of the Controlled Group to, comply with applicable laws (including but not limited to ERISA),
regulations and similar requirements of governmental authorities
(including but not limited to PBGC), except where the necessity of such compliance is being contested in good faith through
appropriate proceedings diligently pursued or where the failure to so comply could not reasonably be expected to have or cause a
Material Adverse Effect.  The Borrower will, and will cause each of its Subsidiaries to, pay promptly when due all taxes,
assessments, governmental charges, claims for labor, supplies, rent and other obligations which, if unpaid, might become a lien against the property of the Borrower or any Subsidiary, except liabilities being contested in good faith and against which the
Borrower will set up reserves in accordance with GAAP.

     (b)  The Borrower shall not permit the aggregate complete or partial withdrawal liability under Title IV of ERISA with respect to Multiemployer Plans incurred by the Borrower and members of the Controlled Group to exceed $10,000,000 at any time.  For purposes of this Section 5.07(b), the amount of withdrawal
liability of the Borrower and members of the Controlled Group at any date shall be the aggregate present value of the amount
claimed to have been incurred less any portion thereof which the
Borrower and members of the Controlled Group have paid or as to which the Borrower reasonably believes, after appropriate
consideration of possible adjustments arising under Sections
4219 and 4221 of ERISA, it and members of the Controlled Group will have no liability, provided that the Borrower shall obtain prompt written advice from independent actuarial consultants supporting such determination.  The Borrower agrees to deliver, along with the financial statements delivered under Section
5.01(a), the most current statements of the withdrawal
liabilities of the Borrower and members of the Controlled Group from each Multiemployer Plan, if any.

          SECTION 5.08.  Insurance.

     The Borrower will maintain, and will cause each of its
Subsidiaries to maintain (either in the name of the Borrower or in such Subsidiary's own name), with financially sound and
reputable insurance companies,  insurance on all its property in at least such amounts and against at least such risks (including on all its property, and public liability and worker's
compensation) as are usually insured against in the same general area by companies of established repute engaged in the same or similar business.

          SECTION 5.09.  Change in Fiscal Year.

     The Borrower will not change its Fiscal Year without the
consent of the Required Lenders.

          SECTION 5.10.  Maintenance of Property.

     The Borrower shall, and shall cause each Subsidiary to,
maintain all of its properties and assets in good condition, repair and working order, ordinary wear and tear excepted.

          SECTION 5.11.  Environmental Notices.

     The Borrower shall furnish to the Lenders and the
Administrative Agent prompt written notice of all material
Environmental Liabilities, pending, threatened or anticipated
Environmental Proceedings, Environmental Notices, Environmental
Judgments and Orders, and Environmental Releases at, on, in,
under or in any way affecting the Properties or any adjacent property, and all facts, events, or conditions that could lead to any of the foregoing.

          SECTION 5.12.  Environmental Matters.

     The Borrower and its Subsidiaries will not, and will not
permit any Third Party to, use, produce, manufacture, process, treat, recycle, generate, store, dispose of, manage at, or
otherwise handle, or ship or transport to or from the Properties any Hazardous Materials except for Hazardous Materials used, produced, manufactured, processed, treated, transported,
recycled, generated, stored, disposed, managed, or otherwise handled in the ordinary course of business in material compliance with all applicable Environmental Requirements.

          SECTION 5.13.  Environmental Release.

     The Borrower agrees that upon the occurrence of a material
Environmental Release at or on any of the Properties it will act immediately to investigate the extent of, and to take appropriate remedial action to eliminate, such Environmental Release, whether or not ordered or otherwise directed to do so by any
Environmental Authority.

          SECTION 5.14.  Transactions with Affiliates.

     Neither the Borrower nor any of its Subsidiaries shall enter into, or be a party to, any transaction with any Affiliate of the
Borrower or such Subsidiary (which Affiliate is not the Borrower or a Wholly Owned Subsidiary), except as permitted by law and in the ordinary course of business and pursuant to reasonable terms, and are no less favorable to Borrower or such Subsidiary than would be obtained in a comparable arm's length transaction with a
Person which is not an Affiliate.

          SECTION 5.15.  Restricted Payments.

      The Borrower may make Restricted Payments so long as after giving effect to the payment of any such Restricted Payments, no
Default shall be in existence or be created thereby.

          SECTION 5.16.  Investments.

     Neither the Borrower nor any of its Subsidiaries shall make
Investments in any Person except (i) loans or advances to
employees not exceeding $1,000,000 in the aggregate principal amount outstanding at any time, in each case made in the ordinary course of business and consistent with practices existing on the
Closing Date; (ii) Investments by the Borrower in Material
Subsidiaries and in the Receivables Subsidiary; (iii) Investments
by the Receivables Subsidiary in the Special Purpose Vehicle,
consistent with Standard Securitization Undertakings, (iv) loans and advances to the Receivables Subsidiary evidenced by a
Purchase Money Note; (v) deposits required by government agencies or public utilities, (vi) Investments in direct obligations of the United States Government maturing within one year,
(vii) Investments in certificates of deposit issued by a
commercial lender whose credit is satisfactory to the
Administrative Agent, (viii) Investments in commercial paper rated A1 or the equivalent thereof by S&P or P1 or the equivalent thereof by Moody's and in either case maturing within 6 months after the date of acquisition, (ix) Investments in tender bonds the payment of the principal of and interest on which is fully supported by a letter of credit issued by a United States bank whose long-term certificates of deposit are rated at least AA or the equivalent thereof by S&P and Aa or the equivalent thereof by
Moody's, (x) other Investments which do not at any time exceed an aggregate amount outstanding equal to 7.5% of Consolidated
Tangible Net Worth, and (xi) Permitted Acquisitions; provided, however, immediately after giving effect to the making of any
Investment, no Default shall have occurred and be continuing.

          SECTION 5.17.  Priority Debt.

     Neither the Borrower nor any Subsidiary will create, assume or suffer to exist any Lien on any asset now owned or hereafter acquired by it, and the Borrower shall not permit any Subsidiary to incur any Debt, except:

          (a)  Liens existing on the date of this Agreement securing Debt outstanding on the date of this Agreement in an aggregate
principal amount not exceeding $20,000,000;

(b)  any Lien existing on any specific fixed asset of any
corporation at the time such corporation becomes a Subsidiary and not created in contemplation of such event;
(c)  any Lien on any specific fixed asset securing Debt incurred or assumed for the purpose of financing all or any part of the cost of acquiring or constructing such asset, provided that such
Lien attaches to such asset concurrently with or within 18 months after the acquisition or completion of construction thereof;
(d)  any Lien on any specific fixed asset of any corporation existing at the time such corporation is merged or consolidated with or into the Borrower or a Subsidiary and not created in contemplation of such event;
(e)  any Lien existing on any specific fixed asset prior to the acquisition thereof by the Borrower or a Subsidiary and not
created in contemplation of such acquisition;
(f)  Liens securing Debt owing by any Subsidiary to the Borrower;
(g)  any Lien arising out of the refinancing, extension, renewal or refunding of any Debt secured by any Lien permitted by any of the foregoing paragraphs of this Section, provided that (i) such
Debt is not secured by any additional assets, and (ii) the amount of such Debt secured by any such Lien is not increased;
(h)  Liens incidental to the conduct of its business or the
ownership of its assets which (i) do not secure Debt and (ii) do not in the aggregate materially detract from the value of its assets or materially impair the use thereof in the operation of its business;
(i)  any Lien on Margin Stock;
(j)  Debt owing to the Borrower or another Subsidiary;
(k)  Liens on Receivables Program Assets pursuant to a
Receivables Securitization Program;
(l)  Receivables Program Obligations; and
(m)  Liens not otherwise permitted by the foregoing paragraphs of this Section securing Debt (other than indebtedness represented by the Notes), and Debt of Subsidiaries not otherwise permitted by paragraph (j), in an aggregate principal amount at any time outstanding not to exceed 12.50% of Consolidated Total Tangible
Assets.
          SECTION 5.18.  Restrictions on Ability of Subsidiaries to Pay
Dividends.

     The Borrower shall not permit any Subsidiary to, directly or indirectly, create or otherwise cause or suffer to exist or
become effective any encumbrance or restriction on the ability of any such Subsidiary to (i) pay any dividends or make any other distributions on its Capital Stock or any other interest or
(ii) make or repay any loans or advances to the Borrower or the parent of such Subsidiary.

          SECTION 5.19.  Fixed Charges Coverage.

     At the end of each Fiscal Quarter, commencing with the
Fiscal Quarter ending June 30, 2000, the ratio of Income
Available for Fixed Charges to Consolidated Fixed Charges for the
Fiscal Quarter just ended and the immediately preceding 3 Fiscal
Quarters shall at all times be greater than 2.75 to 1.0.

          SECTION 5.20.  Ratio of Consolidated Debt to Consolidated Total
Capitalization.

     The ratio of Consolidated Debt to Consolidated Total
Capitalization shall at all times be less than 0.50 to 1.0.

          SECTION 5.21.  Limitations on Additional Debt.

     In addition to the requirements set forth in Section 5.17(m)
of this Agreement, neither the Borrower nor any Subsidiary shall
(i) issue any Long Term Debt as a part of a single offering or transaction in an aggregate amount equal to or exceeding
$275,000,000, or (ii) on and after the Reorganization Effective
Date, issue or refinance any such Long Term Debt unless the
Holding Company is the issuer or has assumed such Long Term Debt, or (iii) issue any Long-Term Debt rated Ba2 or BB or lower by
Moody's or S&P, respectively, or rated equivalently by some other rating agency or authority.

          SECTION 5.22.  Minimum Consolidated Tangible Net Worth.

     Consolidated Tangible Net Worth will at no time be less than
$715,000,000 (minus Share Repurchase Adjustments, if any) plus the sum of (i) 50% of the cumulative Reported Net Income of the
Borrower and its Consolidated Subsidiaries during any period after March 31, 2000 (taken as one accounting period), calculated quarterly at the end of each Fiscal Quarter but excluding from such calculations of Reported Net Income for purposes of this clause (i), any Fiscal Quarter in which the Reported Net Income of the Borrower and its Consolidated Subsidiaries is negative, and (ii) 100% of the cumulative Net Proceeds of Capital Stock received during any period after March 31, 2000, calculated
quarterly at the end of each Fiscal Quarter.

          SECTION 5.23.  More Restrictive Agreements.

     The Borrower will not become a party to any other credit
facility or other agreement relating to the incurrence of Debt exceeding $10,000,000 in the aggregate which provides for
representations, warranties, covenants, events of default or other provisions which are more restrictive against the Borrower and its Subsidiaries than the representations, warranties,
covenants, events of default and other provisions contained in this Agreement without (i) the Administrative Agent's and the
Required Lenders' prior written consent, or (ii) if requested by the Administrative Agent and the Required Lenders, executing and delivering an amendment to this Agreement and, if necessary, to the other Loan Documents, in order to provide the same more
restrictive representations, warranties, covenants or events of default and other provisions against the Borrowers and their
Subsidiaries in favor of the Administrative Agent and the
Lenders, as may be requested.

          SECTION 5.24.  New Material Subsidiaries.

     The Borrower shall cause all Subsidiaries which become
Material Subsidiaries (whether at the time of or after creation or acquisition of such Subsidiaries) to execute and deliver to the Administrative Agent Subsidiary Guaranties within 10 Business
Days of such Subsidiaries becoming Material Subsidiaries, along with an opinion of counsel and secretaries' certificates with respect to such Subsidiary Guaranties in the forms and as
described in Section 3.01(c) and (f), and a joinder agreement satisfactory to the Administrative Agent whereby such Material
Subsidiaries become parties to the Contribution Agreement as
Contributing Parties. If at any time the Subsidiaries that have complied with the first sentence of this Section 5.24 fail to have either (a) assets which constitute at least 85% of the
Consolidated Total Tangible Assets, or (b) contributed at least
85% of Consolidated Operating Income for the most recent Fiscal
Quarter, then, in the event of such failure, the Borrower shall cause any existing Non-Material Subsidiaries to comply with this
Section 5.24 to the extent necessary to remedy such failure
within 10 Business Days of its occurrence.

     ARTICLE VI.
                            DEFAULTS

          SECTION 6.01.  Events of Default.

     If one or more of the following events ("Events of
Default") shall have occurred and be continuing:

(a)  the Borrower shall fail to pay when due any principal of any
Loan or shall fail to pay any interest on any Loan within 5
Domestic Business Days after such interest shall become due, or shall fail to pay any fee or other amount payable hereunder
within 5 Domestic Business Days after such fee or other amount becomes due; or

(b)  the Borrower shall fail to observe or perform any covenant contained in Sections  5.01(e),  5.02(ii), 5.03 through 5.06, inclusive, Sections  5.15 or 5.16, or Sections 5.18 through 5.22, inclusive; or
(c)  the Borrower shall fail to observe or perform any covenant or agreement contained or incorporated by reference in this
Agreement (other than those covered by paragraph (a) or
(b) above) and such failure shall not have been cured within 30 days after the earlier to occur of (i) written notice thereof has been given to the Borrower by the Administrative Agent at the request of any Lender or (ii) the Borrower otherwise becomes aware of any such failure; or
(d)  any representation, warranty, certification or statement made by the Borrower in Article IV of this Agreement or in any certificate, financial statement or other document delivered pursuant to this Agreement shall prove to have been incorrect or misleading in any material respect when made (or deemed made); or
(e)  the Borrower or any Subsidiary shall fail to make any
payment in respect of Debt in an aggregate amount exceeding
$5,000,000 outstanding (other than the Notes) when due or within any applicable grace period; or
(f)  any event or condition shall occur which results in the acceleration of the maturity of Debt outstanding of the Borrower or any Subsidiary in an aggregate amount exceeding $5,000,000 outstanding (including, without limitation, any required
mandatory prepayment or "put" of such Debt to the Borrower or any
Subsidiary) or enables (or, with the giving of notice or lapse of time or both, would enable) the holders of such Debt or
commitment or any Person acting on such holders' behalf to
accelerate the maturity thereof or terminate any such commitment
(including, without limitation, any required mandatory prepayment or "put" of such Debt to the Borrower or any Subsidiary); or
(g)  the Borrower or any Subsidiary shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any
bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver,
liquidator, custodian or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall fail generally, or shall admit in writing its inability, to pay its debts as they become due, or shall take any corporate action to authorize any of the foregoing; or
(h)  an involuntary case or other proceeding shall be commenced against the Borrower or any Subsidiary seeking liquidation,
reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of 60 days; or an order for relief shall be entered against the Borrower or any Subsidiary under the federal
bankruptcy laws as now or hereafter in effect; or
(i)  the Borrower or any member of the Controlled Group shall fail to pay when due any material amount which it shall have become liable to pay to the PBGC or to a Plan under Title IV of
ERISA; or notice of intent to terminate a Plan or Plans shall be filed under Title IV of ERISA by the Borrower, any member of the
Controlled Group, any plan administrator or any combination of the foregoing and the same could reasonably be expected to have or cause a Material Adverse Effect; or the PBGC shall institute proceedings under Title IV of ERISA to terminate or to cause a trustee to be appointed to administer any such Plan or Plans or a proceeding shall be instituted by a fiduciary of any such Plan or
Plans to enforce Section 515 or 4219(c)(5) of ERISA and such proceeding shall not have been dismissed within 30 days
thereafter; or a condition shall exist by reason of which the
PBGC would be entitled to obtain a decree adjudicating that any such Plan or Plans must be terminated and the same could
reasonably be expected to have or cause a Material Adverse
Effect; or
(j)  one or more judgments or orders for the payment of money in an aggregate amount in excess of $10,000,000 shall be rendered against the Borrower or any Subsidiary and such judgment or order shall continue unsatisfied and unstayed for a period of 30 days;
or
(k)  a federal tax lien shall be filed against the Borrower or any Subsidiary under Section 6323 of the Code or a lien of the
PBGC shall be filed against the Borrower or any Subsidiary under
Section 4068 of ERISA and in either case such lien shall remain undischarged for a period of 25 days after the date of filing; or
(l)  (i) any Person or two or more Persons acting in concert shall have acquired beneficial ownership (within the meaning of
Rule 13d-3 of the Securities and Exchange Commission under the
Securities Exchange Act of 1934) of 20% or more of the
outstanding shares of the voting stock of the Borrower; or
(ii) as of any date a majority of the Board of Directors of the
Borrower consists of individuals who were not either
(A) directors of the Borrower as of the corresponding date of the previous year, (B) selected or nominated to become directors by the Board of Directors of the Borrower of which a majority
consisted of individuals described in clause (A), or (C) selected or nominated to become directors by the Board of Directors of the
Borrower of which a majority consisted of individuals described in clause (A) and individuals described in clause (B); or
(m)  on and after the Reorganization Effective Date, the Holding
Company ceases to own 100% of the outstanding capital stock of
AFC; or

(n)  the occurrence of any event, act, occurrence, or condition which the Required Lenders determine either does or has a
reasonable probability of causing a Material Adverse Effect.
then, and in every such event, (i) the Administrative Agent
shall, if requested by the Required Lenders, by notice to the
Borrower terminate the Commitments and they shall thereupon
terminate, (ii) any Lender may terminate its obligation to fund a
Money Market Loan in connection with any relevant Money Market
Quote, and (iii) the Administrative Agent shall, if requested by the Required Lenders, by notice to the Borrower declare the Notes
(together with accrued interest thereon), and all other amounts payable hereunder and under the other Loan Documents, to be, and the Notes (together with accrued interest thereon), and all other amounts payable hereunder and under the other Loan Documents shall thereupon become, immediately due and payable without
presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower together with interest at the Default Rate accruing on the principal amount thereof from and after the date of such Event of Default; provided that if any
Event of Default specified in paragraph (g) or (h) above occurs with respect to the Borrower, without any notice to the Borrower or any other act by the Administrative Agent or the Lenders, the
Commitments shall thereupon terminate and the Notes (together with accrued interest thereon) and all other amounts payable hereunder and under the other Loan Documents shall automatically and without notice become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower together with interest thereon at the Default Rate accruing on the principal amount thereof from and after the date of such Event of Default.
Notwithstanding the foregoing, the Administrative Agent shall have available to it all other remedies at law or equity, and shall exercise any one or all of them at the request of the
Required Lenders.

          SECTION 6.02.  Notice of Default.

     The Administrative Agent shall give notice to the Borrower of any Default under Section 6.01(c) promptly upon being
requested to do so by any Lender and shall thereupon notify all the Lenders thereof.

                          ARTICLE VII.

                            THE AGENT

          SECTION 7.01.  Appointment; Powers and Immunities.

     Each Lender hereby irrevocably appoints and authorizes the
Administrative Agent to act as its agent hereunder and under the other Loan Documents with such powers as are specifically
delegated to the Administrative Agent by the terms hereof and thereof, together with such other powers as are reasonably
incidental thereto.  The Administrative Agent: (a) shall have no duties or responsibilities except as expressly set forth in this
Agreement and the other Loan Documents, and shall not by reason of this Agreement or any other Loan Document be a trustee for any
Lender; (b) shall not be responsible to the Lenders for any
recitals, statements, representations or warranties contained in this Agreement or any other Loan Document, or in any certificate or other document referred to or provided for in, or received by any Lender under, this Agreement or any other Loan Document, or for the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document or any other document referred to or provided for herein or therein or for any failure by the Borrower to perform any of its obligations hereunder or thereunder; (c) shall not be required to initiate or conduct any litigation or collection proceedings hereunder or under any other Loan Document except to the extent requested by the Required Lenders, and then only on terms and conditions
satisfactory to the Administrative Agent, and (d) shall not be responsible for any action taken or omitted to be taken by it hereunder or under any other Loan Document or any other document or instrument referred to or provided for herein or therein or in connection herewith or therewith, except for its own gross
negligence or willful misconduct.  The Administrative Agent may employ agents and attorneys-in-fact and shall not be responsible for the negligence or misconduct of any such agents  or
attorneys-in-fact selected by it with reasonable care.  The
provisions of this Article VII are solely for the benefit of the
Administrative Agent and the Lenders, and the Borrower shall not have any rights as a third party beneficiary of any of the
provisions hereof.  In performing its functions and duties under this Agreement and under the other Loan Documents, the
Administrative Agent shall act solely as agent of the Lenders and does not assume and shall not be deemed to have assumed any
obligation towards or relationship of agency or trust with or for the Borrower.  The duties of the Administrative Agent shall be ministerial and administrative in nature, and the Administrative
Agent shall not have by reason of this Agreement or any other
Loan Document a fiduciary relationship in respect of any Lender.

          SECTION 7.02.  Reliance by Administrative Agent.

     The Administrative Agent shall be entitled to rely upon any certification, notice or other communication (including any
thereof by telephone, telecopier, telegram or cable) believed by it to be genuine and correct and to have been signed or sent by or on behalf of the proper Person or Persons, and upon advice and statements of legal counsel, independent accountants or other experts selected by the Administrative Agent.  As to any matters not expressly provided for by this Agreement or any other Loan
Document, the Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder and thereunder in accordance with instructions signed by the Required
Lenders, and such instructions of the Required Lenders in any action taken or failure to act pursuant thereto shall be binding on all of the Lenders.

          SECTION 7.03.  Defaults.

     The Administrative Agent shall not be deemed to have
knowledge of the occurrence of a Default or an Event of Default
(other than the nonpayment of principal of or interest on the
Loans) unless the Administrative Agent has received notice from a
Lender or the Borrower specifying such Default or Event of
Default and stating that such notice is a "Notice of Default".
In the event that the Administrative Agent receives such a notice of the occurrence of a Default or an Event of Default, the
Administrative Agent shall give prompt notice thereof to the
Lenders.  The Administrative Agent shall give each Lender prompt notice of each nonpayment of principal of or interest on the
Loans whether or not it has received any notice of the occurrence of such nonpayment.  The Administrative Agent shall (subject to
Section 9.06) take such action hereunder with respect to such
Default or Event of Default as shall be directed by the Required
Lenders, provided that, unless and until the Administrative Agent shall have received such directions, the Administrative Agent may
(but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of
Default as it shall deem advisable in the best interests of the
Lenders.

SECTION 7.04.  Rights of Administrative Agent and its Affiliates
as a Lender.

     With respect to the Loans made by the Administrative Agent and any Affiliate of the Administrative Agent, Wachovia in its
capacity as a Lender hereunder and any Affiliate of the
Administrative Agent or such Affiliate in its capacity as a
Lender hereunder shall have the same rights and powers hereunder as any other Lender and may exercise the same as though Wachovia were not acting as the Administrative Agent, and the term
"Lender" or "Lenders" shall, unless the context otherwise
indicates, include Wachovia in its individual capacity and any
Affiliate of the Administrative Agent in its individual capacity.
The Administrative Agent and any Affiliate of the Administrative
Agent may (without having to account therefor to any
Lender) accept deposits from, lend money to and generally engage in any kind of banking, trust or other business with the Borrower
(and any of the Borrower's Affiliates) as if Wachovia were not acting as the Administrative Agent, and the Administrative Agent
and any Affiliate of the Administrative Agent may accept fees and other consideration from the Borrower (in addition to any agency fees and arrangement fees heretofore agreed to between the
Borrower and the Administrative Agent) for services in connection with this Agreement or any other Loan Document or otherwise
without having to account for the same to the Lenders.

          SECTION 7.05.  Indemnification.

     Each Lender severally agrees to indemnify the Administrative
Agent, to the extent the Administrative Agent shall not have been reimbursed by the Borrower, ratably in accordance with its
Commitment, for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses
(including, without limitation, counsel fees and
disbursements) or disbursements of any kind and nature whatsoever which may be imposed on, incurred by or asserted against the
Administrative Agent in any way relating to or arising out of this Agreement or any other Loan Document or any other documents contemplated by or referred to herein or therein or the
transactions contemplated hereby or thereby (excluding, unless an
Event of Default has occurred and is continuing, the normal
administrative costs and expenses incident to the performance of its agency duties hereunder) or the enforcement of any of the terms hereof or thereof or any such other documents; provided that no Lender shall be liable for any of the foregoing to the extent they arise from the gross negligence or willful misconduct of the Administrative Agent; and provided further that no
Designated Lender shall be liable for any payment under this
Section 7.05 so long as, and to the extent that, its Designating
Lender makes such payments.  If any indemnity furnished to the
Administrative Agent for any purpose shall, in the opinion of the
Administrative Agent, be insufficient or become impaired, the
Administrative Agent may call for additional indemnity and cease, or not commence, to do the acts indemnified against until such additional indemnity is furnished.

          SECTION 7.06.  Consequential Damages.

     THE AGENT SHALL NOT BE RESPONSIBLE OR LIABLE TO ANY LENDER,
THE BORROWER OR ANY OTHER PERSON OR ENTITY FOR ANY PUNITIVE,
EXEMPLARY OR CONSEQUENTIAL DAMAGES WHICH MAY BE ALLEGED AS A
RESULT OF THIS AGREEMENT, THE OTHER LOAN DOCUMENTS OR ANY OF THE
TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

          SECTION 7.07.  Payee of Note Treated as Owner.

     The Administrative Agent may deem and treat each Person in whose name a Loan is registered as the owner thereof for all purposes hereof unless and until a written notice of the
assignment or transfer thereof shall have been filed with the
Administrative Agent and the provisions of Section 9.08(c) have been satisfied.  Any requests, authority or consent of any Person who at the time of making such request or giving such authority or consent is the holder of any Note shall be  conclusive and binding on any subsequent holder, transferee or assignee of that
Note or of any Note or Notes issued in exchange therefor or
replacement thereof.

SECTION 7.08.  Nonreliance on Administrative Agent and Other
Lenders.

     Each Lender agrees that it has, independently and without
reliance on the Administrative Agent or any other Lender, and based on such documents and information as it has deemed
appropriate, made its own credit analysis of the Borrower and decision to enter into this Agreement and that it will,
independently and without reliance upon the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own analysis and decisions in taking or not taking action under this Agreement or any of the other Loan Documents.  The
Administrative Agent shall not be required to keep itself (or any
Lender) informed as to the performance or observance by the
Borrower of this Agreement or any of the other Loan Documents or any other document referred to or provided for herein or therein or to inspect the properties or books of the Borrower or any other Person.  Except for notices, reports and other documents and information expressly required to be furnished to the Lenders by the Administrative Agent hereunder or under the other Loan
Documents, the Administrative Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the affairs, financial condition or
business of the Borrower or any other Person (or any of their
Affiliates) which may come into the possession of the
Administrative Agent.

          SECTION 7.09.  Failure to Act.

     Except for action expressly required of the Administrative
Agent hereunder or under the other Loan Documents, the
Administrative Agent shall in all cases be fully justified in failing or refusing to act hereunder and thereunder unless it shall receive further assurances to its satisfaction by the
Lenders of their indemnification obligations under Section 7.05 against any and all liability and expense which may be incurred by the Administrative Agent by reason of taking, continuing to take, or failing to take any such action.

          SECTION 7.10.  Resignation or Removal of Administrative Agent.

     Subject to the appointment and acceptance of a successor
Administrative Agent as provided below, the Administrative Agent may resign at any time by giving notice thereof to the Lenders and the Borrower and the Administrative Agent may be removed at any time with or without cause by the Required Lenders.  Upon any such resignation or removal, the Required Lenders shall have the right to appoint a successor Administrative Agent.  If no
successor Administrative Agent shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent's notice of resignation or the Required Lenders' removal of the retiring
Administrative Agent, then the retiring Administrative Agent may, on behalf of the Lenders, appoint a successor  Administrative
Agent.  Any successor Administrative Agent shall be a lender which has a combined capital and surplus of at least
$500,000,000.  Upon the acceptance of any appointment as
Administrative Agent hereunder by a successor Administrative
Agent, such successor Administrative Agent shall thereupon
succeed to and become vested with all the rights, powers,
privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder.  After any retiring
Administrative Agent's resignation or removal hereunder as
Administrative Agent, the provisions of this Article VII shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the
Administrative Agent hereunder.

          SECTION 7.11.  Additional Agents.

     Notwithstanding the fact that US Bank and Bank of America,
N.A. are listed as Documentation Agent and Syndication Agent (the
"Additional Agents"), respectively, on the cover page to this
Agreement, the parties to this Agreement agree that the
Additional Agents shall have no duties, obligations, or
liabilities under this Agreement in any capacity except as
"Lenders."

                          ARTICLE VIII.

              CHANGE IN CIRCUMSTANCES; COMPENSATION

SECTION 8.01.  Basis for Determining Interest Rate Inadequate or
Unfair.

     If on or prior to the first day of any Interest Period:

(a)  the Administrative Agent determines that deposits in Dollars
(in the applicable amounts) are not being offered in the relevant market for such Interest Period, or

(b)  the Required Lenders advise the Administrative Agent that the London Interbank Offered Rate as determined by the
Administrative Agent will not adequately and fairly reflect the cost to such Lenders of funding Euro-Dollar Loans for such
Interest Period,
the Administrative Agent shall forthwith give notice thereof to the Borrower and the Lenders, whereupon until the Administrative
Agent notifies the Borrower that the circumstances giving rise to such suspension no longer exist, the obligations of the Lenders to make Euro-Dollar Loans, or to permit continuations or
conversions into Euro-Dollar Loans, shall be suspended.  Unless the Borrower notifies the Administrative Agent at least 2
Domestic Business Days before the date of any Borrowing of Euro-
Dollar Loans for which a Notice of Borrowing has previously been given, or continuation or conversion into Euro-Dollar Loans for which a Notice of Continuation or Conversion has previously been given, that it elects not to borrow or so continue or convert on such date, such Borrowing shall instead be made as a Base Rate
Borrowing, or such Euro-Dollar Loan shall be converted to a Base
Rate Loan.

          SECTION 8.02.  Illegality.

     If, after the date hereof, the adoption of any applicable
law, rule or regulation, or any change therein or any existing or future law, rule or regulation, or any change in the
interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof (any such agency being referred to as an "Authority" and any such event being referred to as a "Change  of Law"), or compliance by any Lender (or its
Lending Office) with any request or directive (whether or not having the force of law) of any Authority shall make it unlawful or impossible for any Lender (or its Lending Office) to make, maintain or fund its Euro-Dollar Loans and such Lender shall so notify the Administrative Agent, the Administrative Agent shall forthwith give notice thereof to the other Lenders and the
Borrower, whereupon until such Lender notifies the Borrower and the Administrative Agent that the circumstances giving rise to such suspension no longer exist, the obligation of such Lender to make or permit continuations or conversions of Euro-Dollar Loans shall be suspended.  Before giving any notice to the
Administrative Agent pursuant to this Section, such Lender shall designate a different Lending Office if such designation will avoid the need for giving such notice and will not, in the
judgment of such Lender, be otherwise disadvantageous to such
Lender.  If such Lender shall determine that it may not lawfully continue to maintain and fund any of its outstanding Euro-Dollar
Loans to maturity, and shall so specify in such notice, the
Borrower shall immediately prepay in full the then outstanding principal amount of each Euro-Dollar Loan of such Lender,
together with accrued interest thereon and any amount due such
Lender pursuant to Section 8.05(a).  Concurrently with prepaying each such Euro-Dollar Loan, the Borrower shall borrow a Base Rate
Loan in an equal principal amount from such Lender (on which interest and principal shall be payable contemporaneously with the related Euro-Dollar Loans of the other Lenders), and such
Lender shall make such a Base Rate Loan.

          SECTION 8.03.  Increased Cost and Reduced Return.

          (a)  If after the date hereof, a Change of Law or compliance by any Lender (or its Lending Office) with any request or directive
(whether or not having the force of law) of any Authority:

     (i)  shall impose, modify or deem applicable any reserve, special deposit or similar requirement (including, without limitation, any such requirement imposed by the Board of Governors of the
     Federal Reserve System, but excluding any such requirement included in an applicable Euro-Dollar Reserve Percentage) against assets of, deposits with or for the account of, or credit
     extended by, any Lender (or its Lending Office); or

(ii) shall impose on any Lender (or its Lending Office) or on the
United States market for the London interbank market any other condition affecting its Euro-Dollar Loans, its Notes or its
obligation to make Euro-Dollar Loans;
and the result of any of the foregoing is to increase the cost to such Lender (or its Lending Office) of making or maintaining any
Loan, or to reduce the amount of any sum received or receivable by such Lender (or its Lending Office) under this Agreement or under its Notes with respect thereto, by an amount deemed by such
Lender to be material, then, within 15 days after demand by such
Lender (with a copy to the Administrative Agent), the Borrower shall pay to such Lender such additional amount or amounts as will compensate such Lender for such increased cost or reduction.

(b)  If any Lender shall have determined that after the date hereof the adoption of any applicable law, rule or regulation regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof, or compliance by any Lender (or its Lending Office) with any request or directive regarding capital adequacy (whether or not having the force of law) of any Authority, has or would have the effect of reducing the rate of return on such Lender's capital as a consequence of its obligations hereunder to a level below that which such Lender could have achieved but for such adoption, change or compliance
(taking into consideration such Lender's policies with respect to capital adequacy) by an amount deemed by such Lender to be
material, then from time to time, within 15 days after demand by such Lender, the Borrower shall pay to such Lender such
additional amount or amounts as will compensate such Lender for such reduction.

(c)  Each Lender will promptly notify the Borrower and the
Administrative Agent of any event of which it has knowledge, occurring after the date hereof, which will entitle such Lender to compensation pursuant to this Section and will designate a different Lending Office if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the judgment of such Lender, be otherwise disadvantageous to such
Lender.  A certificate of any Lender claiming compensation under this Section and setting forth the additional amount or  amounts to be paid to it hereunder shall be conclusive in the absence of manifest error.  In determining such amount, such Lender may use any reasonable averaging and attribution methods.
(d)  The provisions of this Section 8.03 shall be applicable with respect to any Participant, Assignee or other Transferee, and any calculations required by such provisions shall be made based upon the circumstances of such Participant, Assignee or other
Transferee.
SECTION 8.04.  Base Rate Loans Substituted for Euro-Dollar Loans.

     If (i) the obligation of any Lender to make or maintain Euro-
Dollar Loans has been suspended pursuant to Section 8.02 or
(ii) any Lender has demanded compensation under Section 8.03, and the Borrower shall, by at least 5 Euro-Dollar Business Days'
prior notice to such Lender through the Administrative Agent, have elected that the provisions of this Section shall apply to such Lender, then, unless and until such Lender notifies the
Borrower that the circumstances giving rise to such suspension or demand for compensation no longer apply:

          (a)  all Loans which would otherwise be made by such Lender as, or permitted to be continued as or converted into Euro-Dollar
Loans, shall be instead be made or converted into Base Rate
Loans, and

(b)  after each of its Euro-Dollar Loans has been repaid, all payments of principal which would otherwise be applied to repay such Euro-Dollar Loans shall be applied to repay its Base Rate
Loans instead.
          SECTION 8.05.  Compensation.

     Upon the request of any Lender, delivered to the Borrower
and the Administrative Agent, the Borrower shall pay to such
Lender such amount or amounts as shall compensate such Lender for any loss, cost or expense incurred by such Lender as a result of:

(a)  any payment or prepayment (pursuant to Section 2.11, 2.13,
6.01, 8.02 or otherwise) of a Fixed Rate Loan on a date other than the last day of an Interest Period for such Loan; or

(b)  any failure by the Borrower to prepay a Fixed Rate Loan on the date for such prepayment specified in the relevant notice of prepayment hereunder; or
(c)  any failure by the Borrower to borrow a Fixed Rate Loan on the date for the Fixed Rate Borrowing of which such Fixed Rate
Loan is a part specified in the applicable Notice of Borrowing delivered pursuant to Section 2.02 or notification of acceptance of Money Market Quotes pursuant to Section 2.03(e);
such compensation to include, without limitation, an amount equal to the excess, if any, of (x) the amount of interest which would have accrued on the amount so paid or prepaid or not prepaid or borrowed for the period from the date of such payment, prepayment or failure to prepay or borrow to the last day of the then
current Interest Period for such Fixed Rate Loan (or, in the case of a failure to prepay or borrow, the Interest Period for such
Fixed Rate Loan which would have commenced on the date of such failure to prepay or borrow) at the applicable rate of interest for such Fixed Rate Loan provided for herein over (y) the amount of interest (as reasonably determined by such Lender) such Lender would have paid on deposits in Dollars of comparable amounts having terms comparable to such period placed with it by leading lenders in the London interbank market (if such Fixed Rate Loan is a Euro-Dollar Loan).

          SECTION 8.06.  Replacement of Lenders.

     If any Lender (a "Notice Lender") makes demand for amounts owed under Section 8.03 (other than due to any change in the
Eurodollar Reserve Percentage), or gives notice under
Section 8.02 that it can no longer participate in Euro-Dollar
Loans, then in each case the Borrower shall have the right, if no
Default or Event of Default exists, and subject to the terms and conditions set forth in Section 9.08(c), to designate an assignee
(a "Replacement Lender") to purchase the Notice Lender's share of outstanding Syndicated Loans, Money Market Loans and all other obligations hereunder and to assume the Notice Lender's
obligations to the Borrower under this Agreement; provided, that, any Replacement Lender must be reasonably acceptable to the
Administrative Agent and the Required Lenders (and, in any event, may not be an Affiliate of the Borrower).  Subject to the
foregoing, the Notice Lender agrees to assign without recourse to the Replacement Lender its share of outstanding Syndicated Loans and Money Market Loans and its Commitment, and to delegate to the
Replacement Lender its obligations to the Borrower under this
Agreement and its future obligations to the Administrative Agent under this Agreement.  Upon such sale and delegation by the
Notice Lender and the purchase and assumption by the Replacement
Lender, and compliance with the provisions of Section 9.08(c), the Notice Lender shall cease to be a "Lender" hereunder and the
Replacement Lender shall become a "Lender" under this Agreement;
provided, however, that any Notice Lender shall continue to be entitled to the indemnification provisions contained elsewhere herein.

                           ARTICLE IX.

                          MISCELLANEOUS

          SECTION 9.01.  Notices.

     All notices, requests and other communications to any party hereunder shall be in writing (including telecopier or similar writing) and shall be given to such party at its address or
telecopier number set forth on the signature pages hereof or such other address or telecopier number as such party may hereafter specify for the purpose by notice to each other party.  Each such notice, request or other communication shall be effective (i) if given by telecopier, when such telecopy is transmitted to the telecopier number specified in this Section and the confirmation is received, (ii) if given by mail, 72 hours after such
communication is deposited in the mails with first class postage prepaid, addressed as aforesaid or (iii) if given by any other means, when delivered at the address specified in this Section;
provided that notices to the Administrative Agent under Article
II or Article VIII shall not be effective until received.

          SECTION 9.02.  No Waivers.

     No failure or delay by the Administrative Agent or any
Lender in exercising any right, power or privilege hereunder or under any Note or other Loan Document shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.  The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

          SECTION 9.03.  Expenses; Documentary Taxes.

     The Borrower shall pay (i) all out-of-pocket expenses of the
Administrative Agent, including fees and disbursements of special counsel for the Lenders and the Administrative Agent, in
connection with the preparation of this Agreement and the other
Loan Documents, any waiver or consent hereunder or thereunder or any amendment hereof or thereof or any Default or alleged Default hereunder or thereunder and (ii) if a Default occurs, all
out-of-pocket expenses incurred by the Administrative Agent and the Lenders, including fees and disbursements of counsel, in connection with such Default and collection and other enforcement proceedings resulting therefrom, including out-of-pocket expenses incurred in enforcing this Agreement and the other Loan
Documents.  The Borrower shall indemnify the Administrative Agent and each Lender against any transfer taxes, documentary taxes, assessments or charges made by any Authority by reason of the execution and delivery of this Agreement or the other Loan
Documents.

          SECTION 9.04.  Indemnification.

     The Borrower shall indemnify the Administrative Agent, the
Lenders and each Affiliate thereof and their respective
directors, officers, employees and agents from, and hold each of them harmless against, any and all losses, liabilities, claims or damages to which any of them may become subject, insofar as such losses, liabilities, claims or damages arise out of or result from any actual or proposed use by the Borrower of the proceeds of any extension of credit by any Lender hereunder or breach by the Borrower of this Agreement or any other Loan Document or from any investigation, litigation (including, without limitation, any actions taken by the Administrative Agent or any of the Lenders to enforce this Agreement or any of the other Loan Documents) or other proceeding (including, without limitation, any threatened investigation or proceeding) relating to the foregoing, and the
Borrower shall reimburse the Administrative Agent and each
Lender, and each Affiliate thereof and their respective
directors, officers, employees and agents, upon demand for any expenses (including, without limitation, legal fees) incurred in connection with any such investigation or proceeding; but
excluding any such losses, liabilities, claims, damages or
expenses incurred by reason of the gross negligence or willful misconduct of the Person to be indemnified.

          SECTION 9.05.  Setoff; Sharing of Setoffs.

(a)  The Borrower hereby grants to the Administrative Agent and each Lender a lien for all indebtedness and obligations owing to them from the Borrower upon all deposits or deposit accounts, of any kind, or any interest in any deposits or deposit accounts thereof, now or hereafter pledged, mortgaged, transferred or assigned to the Administrative Agent or any such Lender or
otherwise in the possession or control of the Administrative
Agent or any such Lender for any purpose for the account or
benefit of the Borrower and including any balance of any deposit account or of any credit of the Borrower with the Administrative
Agent or any such Lender, whether now existing or hereafter
established hereby authorizing the Administrative Agent and each
Lender at any time or times with or without prior notice to apply such balances or any part thereof to such of the indebtedness and obligations owing by the Borrower to the Lenders and/or the
Administrative Agent then past due and in such amounts as they may elect, and whether or not the collateral, if any, or the responsibility of other Persons primarily, secondarily or
otherwise liable may be deemed adequate.  For the purposes of this paragraph, all remittances and property shall be deemed to be in the possession of the Administrative Agent or any such
Lender as soon as the same may be put in transit to it by mail or carrier or by other bailee.

(b)  Each Lender agrees that if it shall, by exercising any right of setoff or counterclaim or resort to collateral security or otherwise, receive payment of a proportion of the aggregate
amount of principal and interest owing with respect to the Note held by it which is greater than the proportion received by any other Lender in respect of the aggregate amount of all principal and interest owing with respect to the Note held by such other
Lender, the Lender receiving such proportionately greater payment shall purchase such participations in the Notes held by the other
Lenders owing to such other Lenders, and such other adjustments shall be made, as may be required so that all such payments of principal and interest with respect to the Notes held by the
Lenders owing to such other Lenders shall be shared by the
Lenders pro rata; provided that (i) nothing in this Section shall impair the right of any Lender to exercise any right of setoff or counterclaim it may have and to apply the amount subject to such exercise to the payment of indebtedness of the Borrower other than its indebtedness under the Notes, and (ii) if all or  any portion of such payment received by the purchasing Lender is thereafter recovered from such purchasing Lender, such purchase from each other Lender shall be rescinded and such other Lender shall repay to the purchasing Lender the purchase price of such participation to the extent of such recovery together with an amount equal to such other Lender's ratable share (according to the proportion of (x) the amount of such other Lender's required repayment to (y) the total amount so recovered from the
purchasing Lender) of any interest or other amount paid or
payable by the purchasing Lender in respect of the total amount so recovered.  The Borrower agrees, to the fullest extent it may effectively do so under applicable law, that any holder of a participation in a Note, whether or not acquired pursuant to the foregoing arrangements, may exercise rights of setoff or
counterclaim and other rights with respect to such participation as fully as if such holder of a participation were a direct
creditor of the Borrower in the amount of such participation.
          SECTION 9.06.  Amendments and Waivers.

(a)  Any provision of this Agreement, the Notes or any other Loan
Documents may be amended or waived if, but only if, such
amendment or waiver is in writing and is signed by the Borrower and the Required Lenders (and, if the rights or duties of the
Administrative Agent are affected thereby, by the Administrative
Agent); provided that, no such amendment or waiver shall, unless signed by all Lenders, (i) change the Commitment of any Lender or subject any Lender to any additional obligation, (ii) reduce the principal of or the rate of interest on any Loan or any fees
(other than fees payable to the Administrative Agent) hereunder,
(iii) change the date fixed for any payment of principal of or interest on any Loan or any fees hereunder, (iv) reduce the
amount of principal, interest or fees due on any date fixed for the payment thereof, (v) change the percentage of the Commitments or of the aggregate unpaid principal amount of the Notes, or the percentage of Lenders, which shall be required for the Lenders or any of them to take any action under this Section or any other provision of this Agreement, (vi) change the manner of
application of any payments made under this Agreement or the
Notes, (vii) release or substitute all or any substantial part of the collateral (if any) held as security for the Loans, or
(viii) release any Guarantee given to support payment of the
Loans.

(b)  The Borrower will not solicit, request or negotiate for or with respect to any proposed waiver or amendment of any of the provisions of this Agreement unless each Lender shall be informed thereof by the Borrower and shall be afforded an opportunity of considering the same and shall be supplied by the Borrower with sufficient information to enable it to make an informed decision with respect thereto.  Executed or true and correct copies of any waiver or consent effected pursuant to the provisions of this
Agreement shall be delivered by the Borrower to each Lender
forthwith following the date on which the same shall have been executed and delivered by the requisite percentage of Lenders.
The Borrower will not, directly or indirectly, pay or cause to be paid any remuneration, whether by way of supplemental or
additional interest, fee or otherwise, to any Lender (in its capacity as such) as consideration for or as an inducement to the entering into by such Lender of any waiver or amendment of any of the terms and provisions of this Agreement unless such
remuneration is concurrently paid, on the same terms, ratably to all such Lenders.
(c)       The Designated Lender hereby appoints Designating
Lender as Designated Lender's agent and attorney in fact and grants to the Designating Lender an irrevocable power of
attorney, coupled with an interest, to receive payments made for the benefit of the Designated Lender under this Agreement, to deliver and receive all communications and notices under this
Agreement and other Loan Documents and to exercise on the
Designated Lender's behalf all rights to vote and to grant and make approvals, waivers, consent of amendments to or under this
Agreement or other Loan Documents.  Any document executed by such agent on the Designated Lender's behalf in connection with this
Agreement or other Loan Documents shall be binding on the
Designated Lender.  The Borrower, the Administrative Agent and
each of the Lenders may rely on and are beneficiaries of the preceding provisions.
          SECTION 9.07.  No Margin Stock Collateral.

     Each of the Lenders represents to the Administrative Agent and each of the other Lenders that it in good faith is not,
directly or indirectly (by negative pledge or otherwise), relying upon any Margin Stock as collateral in the extension or
maintenance of the credit provided for in this Agreement.

          SECTION 9.08.  Successors and Assigns.

(a)  The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided that the Borrower may not assign or otherwise transfer any of its rights under this Agreement.

(b)  Any Lender may at any time sell to one or more Persons (each a "Participant") participating interests in any Loan owing to such Lender, any Note held by such Lender, any Commitment
hereunder or any other interest of such Lender hereunder.  In the event of any such sale by a Lender of a participating interest to a Participant, such Lender's obligations under this Agreement shall remain unchanged, such Lender shall remain solely
responsible for the performance thereof, such Lender shall remain the holder of any such Note for all purposes under this
Agreement, and the Borrower and the Administrative Agent shall continue to deal solely and directly with such Lender in
connection with such Lender's rights and obligations under this
Agreement.  In no event shall a Lender that sells a participation be obligated to the Participant to take or refrain from taking any action hereunder except that such Lender may agree that it will not (except as provided below), without the consent of the
Participant, agree to (i) the change of any date fixed for the payment of principal of or interest on the related loan or loans,
(ii) the change of the amount of any principal, interest or fees due on any date fixed for the payment thereof with respect to the related loan or loans, (iii) the change of the principal of the related loan or loans, or (iv) any change in the rate at which either interest is payable thereon or (if the Participant is entitled to any part thereof) fee is payable hereunder from the rate at which the Participant is entitled to receive interest or fee (as the case may be) in respect of such participation.  Each
Lender selling a participating interest to any Person other than an Affiliate or Related Fund of such Lender in any Loan, Note,
Commitment or other interest under this Agreement, other than a
Money Market Loan or Money Market Note or participating interest therein, shall, within 10 Domestic Business Days of such sale, provide the Borrower and the Administrative Agent with written notification stating that such sale has occurred and identifying the Participant and the interest purchased by such Participant.
The Borrower agrees that each Participant shall be entitled to the benefits of Article VIII with respect to its participation in
Loans outstanding from time to time.
(c)  Any Lender may at any time assign to one or more commercial banks, finance companies, insurance companies or other financial institution or fund which, in each case, in the ordinary course of business extends credit of the type contemplated herein and whose becoming an assignee would not constitute a prohibited transaction under Section 4975 of ERISA (each an "Assignee") all or a proportionate part of its rights and obligations under this
Agreement, the Notes and the other Loan Documents, and such
Assignee shall assume all such rights and obligations, pursuant to an Assignment and Acceptance, executed by such Assignee, such transferor Lender and the Administrative Agent (and, in the case of an Assignee that is not then a Lender or an Affiliate or
Related Fund of a Lender), subject to clause (iv) below, by the
Borrower); provided that (i) no interest may be sold by a Lender pursuant to this paragraph (c) unless the Assignee shall agree to assume ratably equivalent portions of the transferor Lender's
Commitment, (ii) if a Lender is assigning only a portion of its
Commitment, then, the amount of the Commitment being assigned
(determined as of the effective date of the assignment) shall be in an amount not less than $5,000,000, (iii) no Lender may have more than 3 Assignees of such Lender's rights and obligations at any one time that were not previously Lenders or Affiliates of such assigning Lender, and (iv) except during the continuance of a Default, no interest may be sold by a Lender pursuant to this paragraph (c) to any Assignee that is not then a Lender or an
Affiliate or Related Fund of a Lender without the consent of the
Borrower and the Administrative Agent, which consent shall not be unreasonably withheld.  Upon (A) execution of the Assignment and
Acceptance by such transferor Lender, such Assignee, the
Administrative Agent and (if applicable) the Borrower,
(B) delivery of an executed copy of the Assignment and Acceptance to the Borrower and the Administrative Agent, (C) payment by such
Assignee to such transferor Lender of an amount equal to the purchase price agreed between such transferor Lender and such
Assignee, (D) payment of a processing and recordation fee to the
Administrative Agent of (1) if such  Assignee is a Lender or an
Affiliate or Related Fund of a Lender, $1,000), and (ii) for any
other Assignee, $3,500, and (E) recordation of such assignment on the Register, as defined and provided below, such Assignee shall for all purposes be a Lender party to this Agreement and shall have all the rights and obligations of a Lender under this
Agreement to the same extent as if it were an original party hereto with a Commitment as set forth in such instrument of
assumption, and the transferor Lender shall be released from its obligations hereunder to a corresponding extent, and no further consent or action by the Borrower, the Lenders or the
Administrative Agent shall be required.  The Borrower hereby designates the Administrative Agent to serve as the Borrower's agent, solely for purposes of this Section 9.08(c), to maintain a register (the "Register") on which it will record the Commitments from time to time of each of the Lenders, the Loans made by each of the Lenders and each repayment in respect of the principal amount of the Loans of each Lender.  Failure to make any such recordation, or any error in such recordation shall not affect the Borrower's obligations in respect of such Loans.  With
respect to any Lenders, the transfer of any Commitment of such
Lenders and the rights to the principal of, and interest on, any
Loan shall not be effective until such transfer is recorded on the Register maintained by the Administrative Agent with respect to ownership of such Commitment and Loans and prior to such
recordation all amounts owing to the transferor with respect to such Commitment and Loans shall remain owing to the transferor.
The registration of assignment or transfer of all or part of any
Commitment and Loans shall be recorded by the Administrative
Agent on the Register only upon the acceptance by the
Administrative Agent of a properly executed and delivered
Assignment and Acceptance pursuant to this Section 9.08(c).
Coincident with the delivery of such an Assignment and Acceptance to the Administrative Agent for acceptance and registration of assignment or transfer of all or part of a Commitment and/or
Loan, or as soon thereafter as practicable, the assigning or transferor Lender shall surrender the Note evidencing such
Commitment and/or Loan, and thereupon one or more new Notes in the aggregate principal amount so assigned shall be issued to the new Lender and, if applicable, a new Note shall be issued to the assigning or transferor Lender in the remaining aggregate
principal amount of its Commitment and/or Loan not so assigned.
The Borrower agrees to indemnify the Administrative Agent from and against any and all losses, claims, damages and liabilities of whatsoever nature which may be imposed on, asserted against or incurred by the Administrative Agent in performing its duties under this Section 9.08(c); but excluding any such losses,
claims, damages and liabilities incurred by reason of the gross negligence or willful misconduct of the Administrative Agent.
Each Lender agrees to indemnify the Borrower and the
Administrative Agent from and against any and all losses, claims, damages and liabilities of whatsoever nature which may be imposed on, asserted against or incurred by the Borrower or the
Administrative Agent by reason of the inaccuracy of any
information which is furnished by such  Lender concerning such
Lender or its Lending Office or the amount assigned pursuant to an Assignment and Acceptance Agreement.
(d)  Subject to the provisions of Section 9.09, the Borrower authorizes each Lender to disclose to any Participant, Assignee or other transferee (each a "Transferee") and any prospective
Transferee any and all financial information in such Lender's possession concerning the Borrower which has been delivered to such Lender by the Borrower pursuant to this Agreement or which has been delivered to such Lender by the Borrower in connection with such Lender's credit evaluation prior to entering into this
Agreement.
(e)  No Transferee shall be entitled to receive any greater
payment under Section 8.03 than the transferor Lender would have been entitled to receive with respect to the rights transferred, unless such transfer is made with the Borrower's prior written consent or by reason of the provisions of Section 8.02 or 8.03 requiring such Lender to designate a different Lending Office under certain circumstances or at a time when the circumstances giving rise to such greater payment did not exist.
(f)  Anything in this Section 9.08 to the contrary
notwithstanding, any Lender may assign and pledge all or any portion of the Loans and/or obligations owing to it to any
Federal Reserve Bank or the United States Treasury as collateral security pursuant to Regulation A of the Board of Governors of the Federal Reserve System and any Operating Circular issued by such Federal Reserve Bank, provided that any payment in respect of such assigned Loans and/or obligations made by the Borrower to the assigning and/or pledging Lender in accordance with the terms of this Agreement shall satisfy the Borrower's obligations
hereunder in respect of such assigned Loans and/or obligations to the extent of such payment.  No such assignment shall release the assigning and/or pledging Lender from its obligations hereunder.
          (g)  Any Lender may at any time designate not more than one
Designated Lender to fund Money Market Loans on behalf of such
Designating Lender subject to the terms of Section 9.08(c), and the provisions of Section 9.08(c) shall not apply to such
designation.  No Lender may have more than one Designated Lender at any time.  Such designation may occur either by the execution of the signature pages hereof by such Lender and Designated
Lender next to the appropriate "Designating Lender" and
"Designated Lender" captions, or by execution by such parties of a Designation Agreement subsequent to the date hereof; provided, that any Lender and its Designated Lender executing the
signatures pages hereof as "Designating Lender" and "Designated
Lender", respectively,  on the date hereof shall be deemed to have executed a Designation Agreement, and shall be bound by the respective representations, warranties and covenants contained therein, and such designation shall be conclusively deemed to be acknowledged by the Borrower and the Administrative Agent.  The
parties to each such designation occurring subsequent to the execution date hereof shall execute and deliver to the
Administrative Agent and the Borrower for their acknowledgment a
Designation Agreement.  Upon such receipt of an appropriately completed Designation Agreement executed by a Designating Lender and a designee representing that it is a Designated Lender and acknowledge by the Borrower, the Administrative Agent will
acknowledge such Designation Agreement and will give prompt
notice thereof to the Borrower and the other Lenders, whereupon,
(i) the Borrower shall execute and deliver to the Designating
Lender a Designated Lender Note payable to the order of the
Designated Lender, (ii) from and after the effective date
specified in the Designation Agreement, the Designated Lender
shall become a party to this Agreement with a right to make Money
Market Loans on behalf of its Designating Lender pursuant to
Section 2.03(h), and (iii) the Designated Lender shall not be required to make payments with respect to any obligations in this
Agreement except to the extent of excess cash flow of such
Designated Lender which is not otherwise required to repay
obligations of such Designated Lender which are then due and payable; provided, however, that regardless of such designation and assumption by the Designated Lender, the Designating Lender shall be and remain obligated to the Borrower, the Administrative
Agent and the Lenders for each and every obligation of the
Designating Lender and its related Designated Lender with respect to this Agreement, including, without limitation, any
indemnification obligations under Section 7.05 and any sums
otherwise payable to the Borrower by the Designated Lender.  Each
Designating Lender, or a specified branch or affiliate thereof, shall serve as the administrative agent of its Designated Lender and shall on behalf of its Designated Lender: (i) receive any and all payments made for the benefit of such Designated Lender and
(ii) give and receive all communications and notices and take all actions hereunder, including, without limitation, votes,
approvals, waivers, consents and amendments under or relating to this Agreement and the other Loan Documents.  Any such notice, communication, vote, approval, waiver, consent or amendment shall be signed by a Designating Lender, or specified branch or
affiliate thereof, as administrative agent for its Designated
Lender and need not be signed by such Designated Lender on its own behalf.  The Borrower, the Administrative Agent and the
Lenders may rely thereon without any requirement that the
Designated Lender sign or acknowledge the same.  No Designated
Lender may assign or transfer all or any portion of its interest hereunder or under any other Loan Document, other than via an assignment to its Designating Lender or Liquidity Lender (but any
assignment to a Liquidity Lender shall not curtail or affect the appointment or rights of the Designating Lender pursuant to
Section 9.06(c) or Section 4 of the Designation Agreement, which appointment and rights are irrevocable), if any, or otherwise in accordance with the provisions of Section 2.03(h).

          SECTION 9.09.  Confidentiality.

     Each Lender agrees to exercise commercially reasonable
efforts to keep any information delivered or  made available by the Borrower to it which is clearly indicated to be confidential information, confidential from anyone other than persons employed or retained by such Lender who are or are expected to become engaged in evaluating, approving, structuring or administering the Loans; provided that nothing herein shall prevent any Lender from disclosing such information (i) to any other Lender,
(ii) upon the order of any court or administrative agency,
(iii) upon the request or demand of any regulatory agency or authority having jurisdiction over such Lender, (iv) which has been publicly disclosed, (v) to the extent reasonably required in connection with any litigation to which the Administrative Agent, any Lender or their respective Affiliates may be a party, (vi) to the extent reasonably required in connection with the exercise of any remedy hereunder, (vii) to such Lender's legal counsel and independent auditors, (viii) to any actual or proposed
Participant, Assignee or other Transferee of all or part of its rights hereunder which has agreed in writing to be bound by the provisions of this Section 9.09 and (ix) by any Designated Lender to any rating agency, commercial paper dealer, or provider of a surety, guaranty or credit or liquidity enhancement to such
Designated Lender which has agreed in writing to be bound by the provisions of this Section 9.09; provided that should disclosure of any such confidential information be required by virtue of clause (ii) of the immediately preceding sentence, to the extent permitted by law, any relevant Lender shall promptly notify the
Borrower of same so as to allow the Borrower to seek a protective order or to take any other appropriate action; provided, further, that, no Lender shall be required to delay compliance with any directive to disclose any such information so as to allow the
Borrower to effect any such action.

          SECTION 9.10.  Representation by Lenders.

     Each Lender hereby represents that it is a commercial lender or financial institution which makes loans in the ordinary course of its business and that it will make its Loans hereunder for its own account in the ordinary course of such business; provided that, subject to Section 9.08, the disposition of the Note or
Notes held by that Lender shall at all times be within its
exclusive control.

          SECTION 9.11.  Obligations Several.

     The obligations of each Lender hereunder are several, and no
Lender shall be responsible for the obligations or commitment of any other Lender hereunder.  Nothing contained in this Agreement and no action taken by the Lenders pursuant hereto shall be
deemed to constitute the Lenders to be a partnership, an
association, a joint venture or any other kind of entity.  The amounts payable at any time hereunder to each Lender shall be a separate and independent debt, and each Lender shall be entitled to protect and enforce its rights arising out of this Agreement or any other Loan Document and it shall not be necessary for any other Lender to be joined as an additional party in any
proceeding for such purpose.

          SECTION 9.12.  Georgia Law.

     This Agreement and each Note shall be construed in
accordance with and governed by the law of the State of Georgia.

          SECTION 9.13.  Severability.

     In case any one or more of the provisions contained in this
Agreement, the Notes or any of the other Loan Documents should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby and shall be enforced to the greatest extent permitted by law.

          SECTION 9.14.  Interest.

     In no event shall the amount of interest, and all charges, amounts or fees contracted for, charged or collected pursuant to this Agreement, the Notes or the other Loan Documents and deemed to be interest under applicable law (collectively,
"Interest") exceed the highest rate of interest allowed by
applicable law (the "Maximum Rate"), and in the event any such payment is inadvertently received by any Lender, then the excess sum (the "Excess") shall be credited as a payment of principal, unless the Borrower shall notify such Lender in writing that it elects to have the Excess returned forthwith.  It is the express intent hereof that the Borrower not pay and the Lenders not
receive, directly or indirectly in any manner whatsoever,
interest in excess of that which may legally be paid by the
Borrower under applicable law.  The right to accelerate maturity of any of the Loans does not include the right to accelerate any interest that has not otherwise accrued on the date of such
acceleration, and the Administrative Agent and the Lenders do not
intend to collect any unearned interest in the event of any such acceleration.  All monies paid to the Administrative Agent or the
Lenders hereunder or under any of the Notes or the other Loan
Documents, whether at maturity or by prepayment, shall be subject to rebate of unearned interest as and to the extent required by applicable law.  By the execution of this Agreement, the Borrower covenants, to the fullest extent permitted by law, that (i) the credit or return of any Excess shall constitute the acceptance by the Borrower of such Excess, and (ii) the Borrower shall not seek or pursue any other remedy, legal or equitable , against the
Administrative Agent or any Lender, based in whole or in part upon contracting for charging or receiving any Interest in excess of the Maximum Rate.  For the purpose of determining whether or not any Excess has been contracted for, charged or received by the Administrative Agent or any Lender, all interest at any time contracted for, charged or received from the Borrower in
connection with this Agreement, the Notes or any of the other
Loan Documents shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread in equal parts
throughout the full term of the Commitments.  The Borrower, the
Administrative Agent and each Lender shall, to the maximum extent permitted under applicable law, (i) characterize any non-
principal payment as an expense, fee or premium rather than as
Interest and (ii) exclude voluntary prepayments and the effects thereof.  The provisions of this Section shall be deemed to be incorporated into each Note and each of the other Loan Documents
(whether or not any provision of this Section is referred to therein).  All such Loan Documents and communications relating to any Interest owed by the Borrower and all figures set forth
therein shall, for the sole purpose of computing the extent of obligations hereunder and under the Notes and the other Loan
Documents be automatically recomputed by the Borrower, and by any court considering the same, to give effect to the adjustments or credits required by this Section.

          SECTION 9.15.  Interpretation.

     No provision of this Agreement or any of the other Loan
Documents shall be construed against or interpreted to the
disadvantage of any party hereto  by any court or other
governmental or judicial authority by reason of such party having or being deemed to have structured or dictated such provision.

          SECTION 9.16.  Waiver of Jury Trial; Consent to Jurisdiction.

     The Borrower (a) and each of the Lenders and the
Administrative Agent irrevocably waives, to the fullest extent permitted by law, any and all right to trial by jury in any legal proceeding arising out of this Agreement, any of the other Loan
Documents, or any of the transactions contemplated hereby or thereby, (b) submits to the nonexclusive personal jurisdiction in the State of Georgia, the courts thereof and the United States
District Courts sitting therein, for the enforcement of this
Agreement, the Notes and the other Loan Documents, (c) waives any and all personal rights under the law of any jurisdiction to object on any basis (including, without limitation, inconvenience of forum) to jurisdiction or venue within the State of Georgia for the purpose of litigation to enforce this Agreement, the
Notes or the other Loan Documents, and (d) agrees that service of process may be made upon it by certified mail in the manner
prescribed in Section 9.01 for the giving of notice to the
Borrower.  Nothing herein contained, however, shall prevent the
Administrative Agent from bringing any action or exercising any rights against any security and against the Borrower personally, and against any assets of the Borrower, within any other state or jurisdiction.

          SECTION 9.17.  Counterparts.

     This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

          SECTION 9.18.  Source of Funds -- ERISA.

     Each of the Lenders hereby severally (and not
jointly) represents to the Borrower that no part of the funds to be used by such Lender to fund the Loans hereunder from time to time constitutes (i) assets allocated to any separate account maintained by such Lender in which any employee benefit plan (or its related trust) has any interest nor (ii) any other assets of any employee benefit plan.  As used in this Section, the terms
"employee benefit plan" and "separate account" shall have the respective meanings assigned to such terms in Section 3 of ERISA.

          SECTION 9.19.  No Bankruptcy Proceedings.

     Each of the Borrower, the Lenders, the Administrative Agent
and the Co-Administrative Agent agrees that it will not institute against any Designated Lender or join any other Person in
instituting against any Designated Lender any bankruptcy,
reorganization, arrangement, insolvency or liquidation proceeding under any federal or state bankruptcy or similar law, for one year and one day after the payment in full of the latest maturing commercial paper note issued by such Designated Lender.

     IN WITNESS WHEREOF, the parties hereto have caused this
Agreement to be duly executed, under seal, by their respective authorized officers as of the day and year first above written.

                              AIRBORNE FREIGHT CORPORATION
(SEAL)

                              By:
                                   Lanny H. Michael, SVP & CFO

                              P.O. Box 662
                              Seattle, Washington  98111
                              Attention: Chief Financial Officer
and General                   Counsel
                              CFO Telecopier number: 206-281-1444
                              Confirmation number: 206-281-1003
                              GC Telecopier number: 206-281-1444
                              Confirmation number: 206-281-1005

COMMITMENTS                   WACHOVIA BANK, N.A.,
                              as Administrative Agent and as a
Lender     (SEAL)

$47,500,000                   By:
                                    Title:

                              Lending Office
                              Wachovia Bank, N.A.
                              191 Peachtree Street, N.E.
                              Atlanta, Georgia 30303-1757
                              Attention: Syndications Group
                              Telecopier number: 404-332-1394
                              Confirmation number: 404-332-6971

                              NATIONAL CITY BANK (SEAL)

$32,500,000                   By:
                                    Title:

                              Lending Office
                              155 East Broad Street
                              Columbus, OH  43251
                              Attention:  Jeffrey L. Hawthorne,
Sr. Vice President
                              Telecopier number:  614-463-7172
                              Confirmation number:  614-463-7298

                              THE BANK OF TOKYO-MITSUBISHI, LTD.
                              SEATTLE BRANCH
(SEAL)

$32,500,000                   By:
                                    Title:

                              Lending Office
                              Suite 1100, 1201 Third Avenue
                              Seattle, WA  98101
                              Attention: Kosuke Takahashi, Vice
President
                              Telecopier number:  206-382-6067
                              Confirmation number:  206-362-6000

                              BANK OF AMERICA, N.A.
(SEAL)

$45,000,000                   By:
                                    Title:

                              Lending Office
                              231 South LaSalle Street, 10th
Floor
                              Chicago, IL  60697
                              Attention: R. Guy Stapleton,
Managing Director
                              Telecopier number:  312-974-8811
                              Confirmation number:  312-828-6583

                              US BANK
(SEAL)

$45,000,000                   By:
                                    Title:

                              Lending Office
                              U.S. Bank Centre, Suite 1100
                              1420 Fifth Avenue, WWH-276
                              Seattle, WA  98111
                              Attention: James R. Farmer, Vice
President
                              Telecopier number:  206-344-3654
                              Confirmation number:  206-587-5237

                              THE BANK OF NEW YORK
(SEAL)

$32,500,000                   By:
                                    Title:

                              Lending Office
                              10000 Wilshire Boulevard
                              Suite 1125
                              Los Angeles, CA 90024
                              Attention: Lisa Yee Brown
                              Telecopier number:  310-996-8667
                              Confirmation number:  310-996-8650

                              ABN-AMRO BANK N.V.
(SEAL)

$20,000,000                   By:
                                    Title:

                              Lending Office
                              300 South Grand Avenue, Suite 2650
                              Los Angeles, CA 90071
                              Attention:  Paul K. Stimpfl, Group
Vice President
                              Telecopier number:  213-687-2390
                              Confirmation number:  213-687-2303

                              THE INDUSTRIAL BANK OF JAPAN,
LIMITED

(SEAL)

$20,000,000                   By:
                                    Title:

                              Lending Office
                              350 South Grant Avenue, Suite 1500
                              Los Angeles, CA 90071
                              Attention: Vicente L. Timiraos,
                                               Joint General
Manager
                              Telecopier number:  213-488-9840
                              Confirmation number:  213-893-6442

______________________

TOTAL COMMITMENTS

$275,000,000
                                                      EXHIBIT A-1

                      SYNDICATED LOAN NOTE

                        Atlanta, Georgia

                       July [______], 2000

     For value received, AIRBORNE FREIGHT CORPORATION, a Delaware corporation (the "Borrower"), promises to pay to the order of
_____________________________ (the "Lender"), for the account of its Lending Office, the principal sum of
___________________________________ AND NO/100 DOLLARS
($__________), or such lesser amount as shall equal the unpaid principal amount of each Syndicated Loan made by the Lender to the Borrower pursuant to the Credit Agreement referred to below, on the dates and in the amounts provided in the Credit Agreement.
The Borrower promises to pay interest on the unpaid principal amount of this Syndicated Loan Note on the dates and at the rate or rates provided for in the Credit Agreement.  Interest on any overdue principal of and, to the extent permitted by law, overdue interest on the principal amount hereof shall bear interest at
the Default Rate, as provided for in the Credit Agreement.   All
such payments of principal and interest shall be made in lawful money of the United States in Federal or other immediately
available funds at the office of Wachovia Bank, N.A., 191
Peachtree Street, N.E., Atlanta, Georgia 30303-1757, or such other address as may be specified from time to time pursuant to the Credit Agreement.

     All Loans made by the Lender, the respective maturities
thereof, the interest rates from time to time applicable thereto, and all repayments of the principal thereof shall be recorded by the Lender and, prior to any transfer hereof, endorsed by the
Lender on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof; provided that the failure of the Lender to make any such recordation or
endorsement shall not affect the obligations of the Borrower hereunder or under the Credit Agreement.

     This Syndicated Loan Note is one of the Syndicated Loan
Notes referred to in the Credit Agreement dated as of even date herewith among the Borrower, the Lenders listed on the signature pages thereof and Wachovia Bank, N.A., as Administrative Agent
(as the same may be amended and modified from time to time, the
"Credit Agreement").  Terms defined in the Credit Agreement are used herein with the same meanings.  Reference is made to the
Credit Agreement for provisions for the optional and mandatory prepayment and the repayment hereof and the acceleration of the maturity hereof, as well as the obligation of the Borrower to pay all costs of collection, including reasonable attorneys fees, in the event this Syndicated Loan Note is collected by law or
through an attorney at law.

     The Borrower hereby waives presentment, demand, protest,
notice of demand, protest and nonpayment and any other notice required by law relative hereto, except to the extent as
otherwise may be expressly provided for in the Credit Agreement.

     IN WITNESS WHEREOF, the Borrower has caused this Syndicated
Loan Note to be duly executed, under seal, by its duly authorized officer as of the day and year first above written.

                              AIRBORNE FREIGHT CORPORATION
(SEAL)

                              By:
                                    Title:
                Syndicated Loan Note (continued)

           SYNDICATED LOANS AND PAYMENTS OF PRINCIPAL

  Date     Base Rate   Amount    Amount of  Maturity    Notation
              or       of Loan   Principal    Date      Made By
           Euro                   Repaid
            Dollar
             Loan

                                                      EXHIBIT A-2

                     MONEY MARKET LOAN NOTE

                     As of July [____], 2000

     For value received, AIRBORNE FREIGHT CORPORATION, a Delaware corporation (the "Borrower"), promises to pay to the order of
____________________________, a _______________ (the "Lender"),
for the account of its Lending Office, the principal sum of ONE
HUNDRED THIRTY-SEVEN MILLION FIVE HUNDRED THOUSAND AND NO/100
DOLLARS ($137,500,000), or such lesser amount as shall equal the unpaid principal amount of each Money Market Loan made by the
Lender to the Borrower pursuant to the Credit Agreement referred to below, on the dates and in the amounts provided in the Credit
Agreement.  The Borrower promises to pay interest on the unpaid principal amount of this Money Market Loan Note on the dates and at the rate or rates provided for in the Credit Agreement
referred to below.  Interest on any overdue principal of and, to the extent permitted by law, overdue interest on the principal amount hereof shall bear interest at the Default Rate, as
provided for in the Credit Agreement.  All such payments of
principal and interest shall be made in lawful money of the
United States in Federal or other immediately available funds at the office of Wachovia Bank, N.A., 191 Peachtree Street, N.E.,
Atlanta, Georgia 30303-1757, or such other address as may be specified from time to time pursuant to the Credit Agreement.

     All Money Market Loans made by the Lender, the respective
maturities thereof, the interest rates from time to time
applicable thereto, and all repayments of the principal thereof shall be recorded by the Lender and, prior to any transfer
hereof, endorsed by the Lender on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof; provided that the failure of the Lender to make any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Credit Agreement.

     This Money Market Loan Note is one of the Money Market Loan
Notes referred to in the Credit Agreement dated as of even date herewith among the Borrower, the Lenders listed on the signature pages thereof, Wachovia Bank, N.A., as Administrative Agent (as the same may be amended and modified from time to time, the
"Credit Agreement").  Terms defined in the Credit Agreement are used herein with the same meanings.  Reference is made to the
Credit Agreement for provisions for the optional and mandatory prepayment and the repayment hereof and the acceleration of the maturity hereof, as well as the obligation of the Borrower to pay all costs of collection, including reasonable attorneys fees, in the event this Money Market Loan Note is collected by law or through an attorney at law.

     The Borrower hereby waives presentment, demand, protest,
notice of demand, protest and nonpayment and any other notice required by law relative hereto, except to the extent as
otherwise may be expressly provided for in the Credit Agreement.

     IN WITNESS WHEREOF, the Borrower has caused this Money
Market Loan Note to be duly executed, under seal, by its duly authorized officer as of the day and year first above written.

                              AIRBORNE FREIGHT CORPORATION (SEAL)

                              By:
                                    Title:
               Money Market Loan Note (continued)

          MONEY MARKET LOANS AND PAYMENTS OF PRINCIPAL

  Date     Interest    Amount    Amount of  Maturity    Notation
             Rate      of Loan   Principal    Date      Made By
                                  Repaid

                                                        EXHIBIT B

                           OPINION OF

                    COUNSEL FOR THE BORROWER

                            [Dated as provided in Section 3.01 of
                                            the Credit Agreement]

                      To the Lenders and the Administrative Agent
                                                Referred to Below

c/o Wachovia Bank, N.A.,
as Administrative Agent
191 Peachtree Street, N.E.
Atlanta, Georgia  30303-1757
Attn:  Syndications Group

Dear Sirs:

     We have acted as counsel for (i) AIRBORNE FREIGHT
CORPORATION, a Delaware corporation (the "Borrower"), in
connection with the Credit Agreement (the "Credit Agreement")
dated as of July 27, 2000, among the Borrower, the Lenders listed on the signature pages thereof and Wachovia Bank, N.A., as
Administrative Agent and (ii) the Material Subsidiaries in
connection with the Subsidiary Guaranty dated as of July 27,
2000, made by each of the Material Subsidiaries (collectively, the "Guaranties") in favor of the Agent for the ratable benefit of the Lenders and the Contribution Agreement by and among the
Borrower and the Material Subsidiaries of even date therewith.
Terms defined in the Credit Agreement are used herein as therein defined.

     We have examined originals or copies, certified or otherwise identified to our satisfaction, of such documents, corporate records, certificates of public officials and other instruments and have conducted such other investigations of fact and law as we have deemed necessary or advisable for purposes of this
opinion. For purposes of this opinion, we have assumed the
genuineness of all signatures, the authenticity of all documents provided to us as originals, the conformity to authentic original documents of all documents provided to us as certified, conformed or photostatic copies, and the completeness and accuracy of all certificates obtained from public officials.  As to questions of fact material to the following opinions, when all of the facts were not independently established, we have relied upon oral and written representations of officers and representatives of the
Borrower and/or the Material Subsidiaries, without any
independent investigation or confirmation; provided, that in connection with any such reliance, we have no reason to believe that such representations are untrue.  We have assumed for
purposes of our opinions set forth below that the execution and delivery of the Credit Agreement by each Lender and by the
Administrative Agent have been duly authorized by each Lender and by the Administrative Agent.

     Upon the basis of the foregoing, we are of the opinion that:

     1.   The Borrower is a corporation duly incorporated,
validly existing and in good standing under the laws of Delaware and has the requisite corporate power to conduct its business as presently conducted.  Each Material Subsidiary is a corporation duly incorporated, validly existing and in good standing under the laws of its state of incorporation as set forth in Schedule
4.08 to the Credit Agreement and has the requisite corporate power to conduct its business as presently conducted.

     2.   The execution, delivery and performance by the Borrower
of the Credit Agreement and the Notes (i) are within the
Borrower's corporate powers, (ii) have been duly authorized by all necessary corporate action, (iii) require no action by  or in respect of, or filing with, any governmental body, agency or official, (iv) do not contravene, or constitute a default under, any provision of applicable law or regulation or of the
certificate of incorporation or by-laws of the Borrower or of any agreement, judgment, injunction, order, decree or other
instrument which to our knowledge is binding upon the Borrower and (v) to our knowledge, except as provided in the Credit
Agreement, do not result in the creation or imposition of any
Lien on any asset of the Borrower or any of its Subsidiaries.
The execution, delivery and performance by each Material
Subsidiary of its respective Subsidiary Guaranty and of the
Contribution Agreement (i) are within such Material Subsidiary's corporate powers, (ii) have been duly authorized by all necessary corporate action, (iii) require no action by  or in respect of, or filing with, any governmental body, agency or official, (iv)
do not contravene, or constitute a default under, any provision of applicable law or regulation or of the certificate of
incorporation or by-laws of such Material Subsidiary or of any agreement, judgment, injunction, order, decree or other
instrument which to our knowledge is binding upon such Material
Subsidiary and (v) to our knowledge, except as provided in the
Credit Agreement, do not result in the creation or imposition of any Lien on any asset of the Borrower or any of its Material
Subsidiaries.

     3.   The Credit Agreement constitutes a valid and binding
agreement of the Borrower, enforceable against the Borrower in accordance with its terms, and the Notes constitute valid and binding obligations of the Borrower, enforceable in accordance with their respective terms, except as such enforceability may be limited by: (i) bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and (ii) general principles of equity.  Each Subsidiary Guaranty and the
Contribution Agreement constitutes a valid and binding agreement of the Material Subsidiary party thereto, enforceable against such Material Subsidiary in accordance with its terms, except as such enforceability may be limited by: (i) bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and (ii) general principles of equity.

     4.   To our knowledge, there is no action, suit or
proceeding pending, or threatened, against or affecting the
Borrower or any of its Material Subsidiaries before any court or arbitrator or any governmental body, agency or official in which there is a reasonable possibility of an adverse decision which would have a Material Adverse Effect.

     5.   The Borrower and each Material Subsidiary has all
material governmental licenses, authorizations, consents and approvals, except insofar as the failure to have such licenses, authorizations, consents or approvals would not have a Material
Adverse Effect.

     6.   Neither the Borrower nor any of its Subsidiaries is an
"investment company" within the meaning of the Investment Company
Act of 1940, as amended.

     7.   Neither the Borrower nor any of its Subsidiaries is a
"holding company", or a "subsidiary company" of a "holding
company", or an "affiliate" of a "holding company" or of a
"subsidiary company" of a "holding company", as such terms are defined in the Public Utility Holding Company Act of 1935, as
amended.

     We are qualified to practice in the State of Washington and do not purport to be experts on any laws other than the laws of the United States, the State of Washington and the general
corporation laws of the State of Delaware and this opinion is rendered only with respect to such laws.  We have made no
independent investigation of the laws of any other jurisdiction.
Insofar as the Credit Agreement, the Notes, the Guaranties and
the Contribution Agreement purport to be governed by the laws of the state of Georgia, we express no opinion as to such law, or as to the enforceability of such choice of law in a proceeding in a court sitting in the State of Washington (whether state or
federal); for purposes of our opinion in paragraph 3, we have rendered such opinion with reference to the possibility that a court sitting in the State of Washington might, notwithstanding the parties' express choice of law, apply the local law of the forum, in which event we confirm our opinion as stated therein.

     This opinion is delivered to you in connection with the
transaction referenced above and may not be relied upon in any other connection or by any person other than you, an Assignee, a
Participant or another Transferee under the Credit Agreement, without our prior written consent.

                              Very truly yours,

                              RIDDELL WILLIAMS p.s.

                                                        EXHIBIT C

                           OPINION OF
          JONES, DAY, REAVIS & POGUE , SPECIAL COUNSEL
                          FOR THE AGENT

                               [Dated as provided in Section 3.01
                                         of the Credit Agreement]

To the Lenders and the Administrative Agent
Referred to Below
c/o Wachovia Bank, N.A., as Administrative Agent
191 Peachtree Street, N.E.
Atlanta, Georgia 30303-1757
Attn: Syndications Group

Dear Sirs:

     We have participated in the preparation of the Credit
Agreement (the "Credit Agreement") dated as of July 27, 2000, among AIRBORNE FREIGHT CORPORATION, a Delaware corporation (the
"Borrower"), the lenders listed on the signature pages thereof
(the "Lenders") and Wachovia Bank, N.A., as Administrative Agent
(the "Administrative Agent"), and have acted as special counsel for the Administrative Agent for the purpose of rendering this opinion pursuant to Section 3.01(d) of the Credit Agreement.
Terms defined in the Credit Agreement are used herein as therein defined.

     This opinion letter is limited by, and is in accordance
with, the January 1, 1992 edition of the Interpretive Standards applicable to Legal Opinions to Third Parties in Corporate
Transactions adopted by the Legal Opinion Committee of the
Corporate and Banking Law Section of the State Bar of Georgia
which Interpretive Standards are incorporated herein by this reference.

     We have examined originals or copies, certified or otherwise identified to our satisfaction, of such documents, corporate records, certificates of public officials and other instruments and have conducted such other investigations of fact and law as we have deemed necessary or advisable for purposes of this
opinion.

     Upon the basis of the foregoing, and assuming the due
authorization, execution and delivery of the Credit Agreement and each of the Notes by or on behalf of the Borrower, we are  of the opinion that the Credit Agreement constitutes a valid and binding agreement of the Borrower and each Note constitutes valid and binding obligations of the Borrower, in each case enforceable in accordance with its terms except as: (i) the enforceability
thereof may be affected by bankruptcy, insolvency,
reorganization, fraudulent conveyance, voidable preference,
moratorium or similar laws applicable to creditors' rights or the collection of debtors' obligations generally; (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability; and
(iii) the enforceability of certain of the remedial, waiver and other provisions of the Credit Agreement and the Notes may be further limited by the laws of the State of Georgia; provided that such additional laws do not, in our opinion, substantially interfere with the practical realization of the benefits
expressed in the Credit Agreement and the Notes, except for the economic consequences of any procedural delay which may result from such laws.

     In giving the foregoing opinion, we express no opinion as to the effect (if any) of any law of any jurisdiction except the
State of Georgia.  We express no opinion as to the effect of the compliance or noncompliance of the Administrative Agent or any of the Lenders with any state or federal laws or regulations
applicable to the Administrative Agent or any of the Lenders by
reason of the legal or regulatory status or the nature of the business of the Administrative Agent or any of the Lenders.

     This opinion is delivered to you in connection with the
transaction referenced above and may only be relied upon by you and any Assignee, Participant or other Transferee under the
Credit Agreement without our prior written consent.

                              Very truly yours,

                                                        EXHIBIT D

                    ASSIGNMENT AND ACCEPTANCE

                Dated ________________ ___, 20__

     Reference is made to the Credit Agreement dated as of July
27, 2000 (together with all amendments and modifications thereto, the "Credit Agreement") among [AIRBORNE FREIGHT CORPORATION, a
Delaware corporation] [if after the Reorganization Effective
Date, insert Holding Company's name] (the "Borrower"), the
Lenders (as defined in the Credit Agreement) and Wachovia Bank,
N.A., as Administrative Agent (the "Administrative Agent").
Terms defined in the Credit Agreement are used herein with the same meaning.

     ___________________________ (the "Assignor") and
____________________ (the "Assignee") agree as follows:

     1.   The Assignor hereby sells and assigns to the Assignee,
without recourse to the Assignor, and the Assignee hereby
purchases and assumes from the Assignor, a _______% interest in and to all of the Assignor's rights and obligations under the
Credit Agreement as of the Effective Date (as defined
below) (including, without limitation,  such percentage interest in the Assignor's Commitment, in the Syndicated Loans [and Money
Market Loans] owing to the Assignor and in the Note[s] held by the Assignor.

     2.   The Assignor (i) makes no representation or warranty
and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the
Credit Agreement or the execution, legality, validity,
enforceability, genuineness, sufficiency or value of the Credit
Agreement or any other instrument or document furnished pursuant thereto, other than that it is the legal and beneficial owner of the interest being assigned by it hereunder, that such interest is free and clear of any adverse claim and that as of the
Effective Date (without giving effect to this assignment or to other assignments thereof which have not yet become effective)
its Commitment and the aggregate outstanding principal amount of
Syndicated Loans [and Money Market Loans] owing to it is
accurately set forth on Schedule 1 hereto; (ii) makes no
representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or the
performance or observance by the Borrower of any of its
obligations under the Credit Agreement or any other instrument or document furnished pursuant thereto; and (iii) attaches its
Syndicated Loan Note [and Money Market Loan Note][USE FOR FULL
ASSIGNMENT ONLY] and requests that the Administrative Agent
exchange such Note[s] for a new Note or Notes payable to the order of the Assignor and/or the Assignee as set forth on
Schedule 1 hereto, each dated the Effective Date.  After giving effect to this assignment, but without giving effect to other assignments which have not yet become effective, the Commitments of the Assignor and the Assignee will be as set forth on Schedule
1 attached hereto.

     3.   The Assignee (i) confirms that it has received a copy
of the Credit Agreement, together with copies of the financial statements referred to in Section 4.04(a) thereof (or any more recent financial statements of the Borrower delivered pursuant to
Section 5.01(a) or (b) thereof) and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and
Acceptance; (ii) agrees that it will, independently and without reliance upon the Administrative Agent, the Assignor or any other
Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit
Agreement; (iii) confirms that it is a lender or financial
institution; (iv) appoints and authorizes the Administrative
Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement as are delegated to the
Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto; (v) agrees that it will perform in accordance with their terms all of the
obligations which by the terms of the Credit Agreement are
required to be performed by it as a Lender; (vi) specifies as its
Lending Office (and address for notices) the office set forth on
Schedule 1 attached hereto, (vii) represents and warrants that the execution, delivery and performance of this Assignment and
Acceptance are within its corporate powers and have been duly authorized by all necessary corporate action, (viii) makes the representation and warranty contained in Section 9.18 of the
Credit Agreement[, and (ix) attaches the forms prescribed by the
Internal Revenue Service of the United States certifying as to the Assignee's status for purposes of determining exemption from
United States withholding taxes with respect to all payments to be made to the Assignee under the Credit Agreement and the Notes or such other documents as are necessary to indicate that all such payments are subject to such taxes at a rate reduced by an applicable tax treaty][TO BE INCLUDED IN THE CASE OF A  NON-US
ASSIGNEE].

     4.   The Effective Date for this Assignment and Acceptance
shall be _______________, 2___(the "Effective Date").  Following
the execution of this Assignment and Acceptance, it will be
delivered to the Administrative Agent for execution and
acceptance by the Administrative Agent and to the Borrower for
execution by the Borrower.

     5.   Upon such execution and acceptance by the
Administrative Agent [and execution by the Borrower] [If required by the Credit Agreement], from and after the Effective Date,
(i) the Assignee shall be a party to the Credit Agreement and, to the extent rights and obligations have been transferred to it by this Assignment and Acceptance, have the rights and obligations of a Lender thereunder and (ii) the Assignor shall, to the extent its rights and obligations have been transferred to the Assignee by this Assignment and Acceptance, relinquish its rights (other than under Sections  8.03, 9.03 and 9.04 of the Credit
Agreement) and be released from its obligations under the Credit
Agreement.

     6.   Upon such execution and acceptance by the
Administrative Agent [and execution by the Borrower] [If required by the Credit Agreement], from and after the Effective Date, the
Administrative Agent shall make all payments in respect of the interest assigned hereby to the Assignee.  The Assignor and
Assignee shall make all appropriate adjustments in payments for periods prior to such acceptance by the Administrative Agent directly between themselves.

     7.   This Assignment and Acceptance shall be governed by,
and construed in accordance with, the laws of the State of
Georgia.

                              [NAME OF ASSIGNOR]

                              By:
                                      Title:

                              [NAME OF ASSIGNEE]

                              By:
                                      Title:

                              WACHOVIA BANK, N.A.,
                              As Administrative Agent

                              By:
                                      Title:

                              [NAME OF BORROWER]
                              If required by the Credit Agreement

                              By:
                                      Title:
             Schedule 1 to Assignment and Acceptance

Commitment of Assignor prior to
giving effect to Assignment and Acceptance   :
$_______________

Amount of Commitments after giving effect
to Assignment and Acceptance:

          Assignor:                     [$_______________] [
None.]

          Assignee:                     $_______________

Aggregate Outstanding Principal of Assignor's
Syndicated Loans prior to giving effect to Assignment
and Acceptance:                              $_______________

[Aggregate Outstanding Principal of Assignor's
Money Market Loans prior to giving effect to Assignment
and Acceptance:                              $_______________]

New Notes to be Issued:

     To Assignor:             [$_________ Syndicated Loan
Note][None.]

     To Assignee:             $_________ Syndicated Loan Note

                         [$_________1 Money Market Loan Note]

Lending Office and Notice
Address of Assignee2:              _____________________________
                         _____________________________
                         _____________________________
                         Attention: ____________________
                         Telecopier number: ____________
                         Confirmation number: __________

                                                      EXHIBIT E-1

                       NOTICE OF BORROWING

                  _________________ ____, 20___

Wachovia Bank, N.A., as Administrative Agent
191 Peachtree Street, N.E.
Atlanta, Georgia  30303-1757
Attention:  Syndications Group

     Re:  Credit Agreement (as amended and modified from time to time, the "Credit Agreement") dated as of July 27, 2000
          by and among [AIRBORNE FREIGHT CORPORATION, a Delaware
          corporation] [if after the Reorganization Effective
          Date, insert Holding Company's name], the Lenders from
          time to time parties thereto, and Wachovia Bank, N.A.,
          as Administrative Agent.

Gentlemen:

     Unless otherwise defined herein, capitalized terms used
herein shall have the meanings attributable thereto in the Credit
Agreement.

     This Notice of Borrowing is delivered to you pursuant to
Section 2.02 of the Credit Agreement.

     The Borrower hereby requests a [Euro-Dollar Borrowing] [Base
Rate Borrowing] in the aggregate principal amount of $__________
to be made on ______________, 20____, and for interest to accrue thereon at the rate established by the Credit Agreement for [Euro-
Dollar Loans] [Base Rate Loans].  [The duration of the Interest
Period with respect thereto shall be [1 month] [2 months] [3 months] [6 months].

     The Borrower has caused this Notice of Borrowing to be
executed and delivered by its duly authorized officer this
_________ day of ______________, 20____.

                              [AIRBORNE FREIGHT CORPORATION, a
                              Delaware corporation] [if after the
                              Reorganization Effective Date,
                              insert Holding Company's name]

                              By:
                                      Title:
                                                      EXHIBIT E-2

              NOTICE OF CONTINUATION OR CONVERSION

                  _____________________, 20____

Wachovia Bank, N.A., as Administrative Agent
191 Peachtree Street, N.E.
Atlanta, Georgia  30303-1757
Attention:  Syndications Group

     Re:  Credit Agreement (as amended and modified from time to time, the "Credit Agreement") dated as of July 27, 2000
          by and among [AIRBORNE FREIGHT CORPORATION, a Delaware
          corporation] [if after the Reorganization Effective
          Date, insert Holding Company's name], the Lenders from
          time to time parties thereto, and Wachovia Bank, N.A.,
          as Administrative Agent.

Gentlemen:

     Unless otherwise defined herein, capitalized terms used
herein shall have the meanings attributable thereto in the Credit
Agreement.

     This Notice of Continuation or Conversion is delivered to
you pursuant to Section 2.04 of the Credit Agreement.

     With respect to the [Base Rate Loans] [Euro-Dollar Loans] in the aggregate amount of $___________ which has an Interest Period ending on _____________, the Borrower hereby requests that such loan be [converted to a] [Base Rate Loan] [Euro-Dollar Loan]
[continued as a] [Euro-Dollar Loan] in the aggregate principal amount of $__________ to be made on such date, and for interest to accrue thereon at the rate established by the Credit Agreement for [Base Rate Loans] [Euro-Dollar Loans].  [The duration of the
Interest Period with respect thereto shall be [1 month] [2
months] [3 months] [6 months].

     The Borrower has caused this Notice of Continuation or
Conversion to be executed and delivered by its duly authorized officer this ______ day of ____________, 20___.

                              [AIRBORNE FREIGHT CORPORATION, a
                              Delaware corporation] [if after the
                              Reorganization Effective Date,
                              insert Holding Company's name]

                              By:
                                      Title:
                                                        EXHIBIT F

                     COMPLIANCE CERTIFICATE

     Reference is made to the Credit Agreement dated as of July
27, 2000 (as modified and supplemented and in effect from time to time, the "Credit Agreement") by and among [AIRBORNE FREIGHT
CORPORATION, a Delaware corporation] [if after the Reorganization
Effective Date, insert Holding Company's name], the Lenders from time to time parties thereto, and Wachovia Bank, N.A., as
Administrative Agent.  Capitalized terms used herein shall have the meanings ascribed thereto in the Credit Agreement; all
amounts shown herein, unless expressly set forth to the contrary, shall be without duplication.

     Pursuant to Section 5.01(c) of the Credit Agreement,
_____________, the duly authorized __________ of the Borrower, hereby (i) certifies to the Administrative Agent and the Lenders that the information contained in the Compliance Check List
attached hereto is true, accurate and complete as of _________,
_____, and that, to the best of our knowledge, no Default is in existence on and as of the date hereof, (ii) restates and
reaffirms that the representations and warranties contained in
Article IV of the Credit Agreement are true on and as of the date hereof as though restated on and as of this date (except to the extent any such representation or warranty is expressly made as of a prior date) and (iii) certifies that the Debt Rating as of the most recent Performance Pricing Determination Date is [____
by Moody's and ___ by S&P]  and the Applicable Margin in effect as a result thereof is ___% for Euro-Dollar Loans.

                              [AIRBORNE FREIGHT CORPORATION, a
                              Delaware corporation] [if after the
                              Reorganization Effective Date,
                              insert Holding Company's name]

                              By:
                                      Its:
                 [AIRBORNE FREIGHT CORPORATION]

                 As of [______________], 200[__]

                       EXHIBIT F continued

1.   Negative Pledge (Section 5.17)

     (a)  Consolidated Total Tangible Assets
$_________________

     (b)  Amount of Debt Secured by Liens
          under Section 5.17(m)
$_________________

     Limitation (product of (a) multiplied by
     0.125)
$_________________

2.   Fixed Charges Coverage (Section 5.19)

     (a)  Income Available for
          Fixed Charges
$_________________

     (b)  Consolidated Fixed Charges
$_________________

     Ratio of (a) to (b)
__________________

     Requirement                                  >2.75 to 1.0

3.   Ratio of Consolidated Debt to Consolidated Total
Capitalization (Section 5.20)

     (a)  Consolidated Debt
$_________________

     (b)  Consolidated Total Capitalization
$_________________

     Ratio of (a) to (b)
__________________

     Maximum Ratio                           <0.50 to 1.0

4.   Minimum Consolidated Tangible Net Worth (Section 5.22)

     (a)  $715,000,000

     (b)  50% of the cumulative Reported Net Income
           of the Borrower and its Consolidated
          Subsidiaries during any period after March 31,
          2000
$________________

     (c)  100% of the cumulative Net Proceeds of
          Capital Stock received during any period
          after March 31, 2000
$________________

     Required Consolidated Tangible
     Net Worth (the sum of (a) plus (b)
     plus (c))                               $________________

     Actual Consolidated Tangible Net Worth
$________________

                                                        EXHIBIT G

                       [NAME OF BORROWER]

                       CLOSING CERTIFICATE

     Reference is made to the Credit Agreement (the "Credit
Agreement") dated as of July 27, 2000, among AIRBORNE FREIGHT
CORPORATION, a Delaware corporation, the Lenders listed therein, and Wachovia Bank, N.A., as Administrative Agent.  Capitalized
terms used herein have the meanings ascribed thereto in the
Credit Agreement.

     Pursuant to Section 3.01(e) of the Credit Agreement,
______________________________, the duly authorized ____________
of _____________ hereby certifies to the Administrative Agent and the Lenders that (i) no Default has occurred and is continuing as of the date hereof, and (ii) the representations and warranties contained in Article IV of the Credit Agreement are true on and as of the date hereof.

     Certified as of this _____ day of _____________, 20__.

                              By:
                                      Printed Name:

Title:
                                                        EXHIBIT H

                       [NAME OF BORROWER]

                     SECRETARY'S CERTIFICATE

     The undersigned, _______________________,
______________________, Secretary of AIRBORNE FREIGHT
CORPORATION, a Delaware corporation (the "Borrower"), hereby certifies that [s]he has been duly elected, qualified and is acting in such capacity and that, as such, [s]he is familiar with the facts herein certified and is duly authorized to certify the same, and hereby further certifies, in connection with the Credit
Agreement dated as of July 27, 2000 among the Borrower, Wachovia
Bank, N.A. as Administrative Agent and as a Lender, and certain other Lenders listed on the signature pages thereof, that:

     1.   Attached hereto as Exhibit A is a complete and correct
copy of the Certificate of Incorporation of the Borrower as in
full force and effect on the date hereof as certified by the
Secretary of State of the State of Delaware, the Borrower's state of incorporation.

     2.   Attached hereto as Exhibit B is a complete and correct
copy of the Bylaws of the Borrower as in full force and effect on the date hereof.

     3.   Attached hereto as Exhibit C is a complete and correct
copy of the resolutions duly adopted by the Executive Committee of the Board of Directors of the Borrower on ____________ ___,
20__ approving, and authorizing the execution and delivery of, the Credit Agreement, the Notes and the other Loan Documents (as such terms are defined in the Credit Agreement) to which the
Borrower is a party.  Such resolutions have not been repealed or amended and are in full force and effect, and no other
resolutions or consents have been adopted by the Board of
Directors of the Borrower in connection therewith.

     4.   __________________, who is ______________________ of
the Borrower signed the Credit Agreement, the Notes and the other
Loan Documents to which the Borrower is a party, was duly
elected, qualified and acting as such at the time [s]he signed the Credit Agreement, the Notes and other Loan Documents to which the Borrower is a party, and [his/her] signature appearing on the
Credit Agreement, the Notes and the other Loan Documents to which the Borrower is a party is [his/her] genuine signature.

     IN WITNESS WHEREOF, the undersigned has hereunto set
[his/her] hand as of the ____ day of _____________ ____, 20__.

                                                        EXHIBIT I

                   MONEY MARKET QUOTE REQUEST

Wachovia Bank, N.A., as Administrative Agent
191 Peachtree Street, N.E.
Atlanta, Georgia  30303-1757
Attention:  Syndications Group

     Re:  Money Market Quote Request

     This Money Market Quote Request is given in accordance with
Section 2.03 of the Credit Agreement (as amended or modified from time to time, the "Credit Agreement") dated as of July 27, 2000, among [AIRBORNE FREIGHT CORPORATION, a Delaware corporation] [if after the Reorganization Effective Date, insert Holding Company's name], the Lenders from time to time parties thereto, and
WACHOVIA BANK, N.A., as Administrative Agent.  Terms defined in the Credit Agreement are used herein as defined therein.

     The Borrower hereby requests that the Administrative Agent obtain quotes for a Money Market Borrowing based upon the
following:

     1.   The proposed date of the Money Market Borrowing shall
be ______________, 20__ (the "Money Market Borrowing Date").3

     2.   The aggregate amount of the Money Market Borrowing
shall be $______________.4

     3.   The Stated Maturity Date(s) applicable to the Money
Market Borrowing shall be _____ days.5

* All numbered footnotes appear on the last page of this
Exhibit I.

                              Very truly yours,

                              [AIRBORNE FREIGHT CORPORATION, a
                              Delaware corporation] [if after the
                              Reorganization Effective Date,
                              insert Holding Company's name]

                              By:
                                      Title:
                                                        EXHIBIT J

                       MONEY MARKET QUOTE

Wachovia Bank, N.A., as Administrative Agent
191 Peachtree Street, N.E.
Atlanta, Georgia  30303-1757
Attention:  Syndications Group

     Re:  Money Market Quote to

This Money Market Quote is given in accordance with
Section 2.03(c)(ii) of the Credit Agreement (as amended or
modified from time to time, the "Credit Agreement") dated as of
July 27, 2000, among [AIRBORNE FREIGHT CORPORATION, a Delaware corporation] [if after the Reorganization Effective Date, insert
Holding Company's name] (the "Borrower"), the Lenders from time to time parties thereto, and WACHOVIA BANK, N.A., as
Administrative Agent.  Terms defined in the Credit Agreement are used herein as defined therein.

In response to the Borrower's Money Market Quote Request dated
________________, 20__, we hereby make the following Money Market
Quote on the following terms:

     1.   Quoting Lender:

     2.   Person to contact at Quoting Lender:

     3.                             Date of Money Market
Borrowing:6

     4.   We hereby offer to make Money Market Loan(s) in the
following maximum principal amounts for the following Interest
Periods and at the following rates:

           Maximum     Stated       Rate
          Principal   Maturity   Per Annum9
           Amount7      Date8

     We understand and agree that the offer(s) set forth above, subject to the satisfaction of the applicable conditions set forth in the Credit Agreement, irrevocably obligate(s) us to make the Money Market Loan(s) for which any offer(s) [is] [are]
accepted, in whole or in part (subject to the last sentence of
Section 2.03(c)(i) of the Credit Agreement).

                              Very truly yours,

                              [Name of Lender]

                              By:
                                       Authorized Officer

Dated:    ______________________

                                                        EXHIBIT K

                  Form of Designation Agreement

                Dated __________________, _______

     Reference is made to that certain Credit Agreement dated as of July 27, 2000 (as amended prior to the date hereof and as it may hereafter be amended, supplemented or otherwise modified from time to time, the "Credit Agreement") by and among [AIRBORNE
FREIGHT CORPORATION, a Delaware corporation] [if after the
Reorganization Effective Date, insert Holding Company's name], as the Borrower, the Lenders parties thereto, and Wachovia Bank,
N.A., as the Administrative Agent (the "Administrative Agent").
Terms defined in the Credit Agreement are used herein with the same meaning.

     [NAME OF DESIGNATING LENDER] (the "Designating Lender") and
[NAME OF DESIGNEE] (the "Designee") agree as follows:

     1.   Pursuant to Section 9.08(h) of the Credit Agreement,
the Designating Lender hereby designates the Designee, and the
Designee hereby accepts such designation, to have a right to make
Money Market Loans pursuant to Section 2.03(h) of the Credit
Agreement.  Any assignment by Designating Lender to Designee of its rights to make a Money Market Loan pursuant to such
Section 2.03(h) shall be effective at the time of the funding of such Money Market Loan and not before such time.

     2.   Except as set forth in Section 7, below, the
Designating Lender makes no representation or warranty and
assumes no responsibility pursuant to this Designation Agreement with respect to (a) any statements, warranties or representations made in or in connection with any Loan Document or the execution, legality, validity, enforceability, genuineness, sufficiency or value of any Loan Document or any other instrument and document furnished pursuant thereto and (b) the financial condition of the
Borrower or the performance or observance by the Borrower of any of its obligations under any Loan Document or any other
instrument or document furnished pursuant thereto.

     3.   The Designee (a) confirms that it has received a copy
of each Loan Document, together with copies of the financial statements referred to in Sections  4.04 and 5.01(a) and (b) (for periods for which such financial statements are available) of the
Credit Agreement and such other documents and information as it has deemed appropriate to make its own credit analysis and
decision to enter into this Designation Agreement; (b) agrees that it will independently and without reliance upon the
Administrative Agent, the Designating Lender or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit
decisions in taking or not taking action under any Loan Document;
(c) confirms that it is a Designated Lender; (d) appoints and authorizes the Administrative Agent to take such action as the
Administrative Agent on its behalf and to exercise such powers and discretion under any Loan Document as are delegated to the
Administrative Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; and
(e) agrees that it will perform in accordance with their terms all of the obligations which by the terms of any Loan Document are required to be performed by it as a Lender.

     4.   The Designee hereby appoints  the Designating Lender as
Designee's agent and attorney in fact and grants to the
Designating Lender an irrevocable power of attorney, coupled with an interest, to receive payments made for the benefit of Designee under the Credit Agreement, to deliver and receive all
communications and notices under the Credit Agreement and other
Loan Documents and to exercise on Designee's behalf all rights to vote and to grant and make approvals, waivers, consent of
amendments to or under the Credit Agreement or other Loan
Documents.  Any document executed by such agent on the Designee's behalf in connection with the Credit Agreement or other Loan
Documents shall be binding on the Designee.  The Borrower,  the
Administrative Agent and each of the Lenders may rely on and are beneficiaries of the preceding provisions.

     5.   Following the execution of this Designation Agreement
by the Designating Lender and its Designee, it will be delivered to the Borrower for acknowledgment and to the Administrative
Agent for acknowledgment and recording by the Administrative
Agent.  The effective date for this Designation Agreement (the
"Effective Date") shall be the date of acknowledgment hereof by the Administrative Agent, unless otherwise specified on the
signature page thereto.

     6.   The Designating Lender and, by execution of their
respective acknowledgments below, the Borrower and the
Administrative Agent, each hereby (i) acknowledges that the
Designee is relying on the non-petition provisions of
Section 9.19 of the Credit Agreement as agreed to by all
signatories thereto and (ii) reaffirms that it will not institute against the Designee or join any other Person in instituting against the Designee any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any federal or state bankruptcy or similar law for one year and done day after the payment in full of the latest maturing commercial paper note issued by the Designee.

     7.   The Designating Lender unconditionally agrees to pay or
reimburse the Designee and save the Designee harmless against all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or mature whatsoever which may be imposed or asserted by any of the parties to the Loan Documents against the Designee, in its
capacity as such, in any way relating to or arising out of this
Agreement or any other Loan Documents or any action taken or omitted by the Designee hereunder or thereunder, provided that the Designating Lender shall not be liable for any  portion of such Liabilities, obligations, Losses, damages, penalties,
actions, judgments, suits, costs, expenses or disbursements if the same results from the Designee's gross negligence or willful misconduct.

     8.   Upon such acceptance and recording by the
Administrative Agent, as of the Effective Date, the Designee
shall be a party to the Credit Agreement with a right to make
Money Market Loans as a Designated Lender pursuant to
Section 2.03(h) of the Credit Agreement and the rights and
obligations of a Designated Lender related thereto; provided, however, that the Designee shall not be required to make payments with respect to such obligations except to the extent of excess cash flow of the Designee which is not otherwise required to repay obligations of the Designee Lender which is not otherwise required to repay obligations of the Designee Lender which re then due and payable.  Notwithstanding the foregoing, the
Designating Lender shall be and remain obligated to the Borrower, the Administrative Agent and the Lenders for each and every of the obligations of the Designee and the Designating Lender with respect to the Credit Agreement, including, without limitation, any indemnification obligations under Section 7.05 of the Credit
Agreement and any sums otherwise payable to the Borrower by the
Designee.

     9.   This Designation Agreement shall be governed by and
construed in accordance with the laws of the State of
[Georgia][New York][other jurisdiction chosen by Designating
Lender and Designated Lender].

     10.  This Designation Agreement may be executed in any
number of counterparts and by different parties hereto in
separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.  Delivery of an executed counterpart of a signature page to this Designation Agreement by facsimile transmission shall be effective as delivery of a
manually executed counterpart of this Designation Agreement.

     IN WITNESS WHEREOF, the Designating Lender and the Designee
intending to be legally bound, have caused this Designation
Agreement to be executed by their officers thereunto duly
authorized as of the date first above written.

                              [NAME OF DESIGNATING LENDER]
                              as Designating Lender

                              By:
                                        Title:

                              [NAME OF DESIGNEE], as Designee

                              By:
                                        Title:

                              Lending Office (and address for
notices):

Acknowledged this ____ day              Acknowledged this ____
day
of ______________ ____, 20__       of ______________ __, 20__
(the Effective Date)

WACHOVIA BANK, NA
As the Administrative Agent     as the Borrower

By:  _____________________________                           By:
        Title:                          Title:
                                                        EXHIBIT L

                   FORM OF SUBSIDIARY GUARANTY

                            GUARANTY

          THIS GUARANTY (this "Guaranty") is made as of the ____
day of _______________, 20__, ___________________________, a
______________  corporation (the "Guarantor") in favor of the
Administrative Agent, for the ratable benefit of the Lenders, under the Credit Agreement referred to below;

                      W I T N E S S E T H :

          WHEREAS, AIRBORNE FREIGHT CORPORATION, a Delaware
corporation (the "Company") and WACHOVIA BANK, N.A., as
Administrative Agent (the "Administrative Agent"), and certain other Lenders from time to time party thereto have entered into a certain Credit Agreement dated as of July 27, 2000 (as it may be amended or modified further from time to time, the "Credit
Agreement"), providing, subject to the terms and conditions
thereof, for extensions of credit to be made by the Lenders to the Company for the benefit of the Guarantor;

          WHEREAS, it is required by Sections 3.01 and 4.08 of
the Credit Agreement, that the Guarantor execute and deliver this
Guaranty whereby the Guarantor shall guarantee the payment when due of all principal, interest and other amounts that shall be at any time payable by the Company and, on and after the
Reorganization Effective Date, the Holding Company (the Company
and the Holding Company are so referred to herein as the
"Borrower"), under the Credit Agreement, the Notes and the other
Loan Documents; and

          WHEREAS, in consideration of the financial and other
support that the Borrower has provided, and such financial and other support as the Borrower may in the future provide, to
Guarantor, whether directly or indirectly, and in order to induce the Lenders and the Administrative Agent to enter into the Credit
Agreement, the Guarantor is willing to guarantee the obligations of the Borrower under the Credit Agreement, the Notes, and the other Loan Documents;

          NOW, THEREFORE, in consideration of the premises and
other good and valuable consideration, the receipt and
sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          SECTION 1.        Definitions.  Terms defined in the Credit
Agreement and not otherwise defined herein have, as used herein, the respective meanings provided for therein.

          SECTION 2.        Representations and Warranties.  The
Guarantor incorporates herein by reference as fully as if set forth herein all of the representations and warranties pertaining to a Subsidiary contained in Article IV of the Credit Agreement
(which representations and warranties shall be deemed to have been renewed by the Guarantor upon each Borrowing under the
Credit Agreement.

SECTION 3.        Covenants.  The Guarantor covenants that, so
long as any Lender has any Commitment outstanding under the
Credit Agreement or any amount payable under the Credit Agreement or any Note shall remain unpaid, that the Guarantor will (i)
fully comply with those covenants set forth in Article V of the
Credit Agreement.
SECTION 4.        The Guaranty.  The Guarantor hereby
unconditionally guarantees the full and punctual payment (whether at stated maturity, upon acceleration or otherwise) of the
principal of and interest on each Note issued by the Borrower pursuant to the Credit Agreement, and the full and punctual
payment of all other amounts payable by the Borrower under the
Credit Agreement (all of the foregoing obligations being referred to collectively as the "Guaranteed Obligations").  Upon failure by the Borrower to pay punctually any such amount, the Guarantor agrees that it shall forthwith on demand pay the amount not so paid at the place and in the manner specified in the Credit
Agreement, the relevant Note or the relevant Loan Document, as the case may be.
SECTION 5.        Guaranty Unconditional.  The obligations of
the Guarantor hereunder shall be unconditional and absolute and, without limiting the generality of the foregoing, shall not be released, discharged or otherwise affected by:
          (a)  any extension, renewal, settlement, compromise, waiver or release in respect of any obligation of the Borrower under the
Credit Agreement, any Note, or any other Loan Document, by
operation of law or otherwise or any obligation of any other guarantor of any of the Guaranteed Obligations;

(b)  any modification or amendment of or supplement to the Credit
Agreement, any Note, or any other Loan Document;
(c)  any release, nonperfection or invalidity of any direct or indirect security for any obligation of the Borrower under the
Credit Agreement, any Note, any Loan Document, or any obligations of any other guarantor of any of the Guaranteed Obligations;
(d)  any change in the corporate existence, structure or
ownership of the Borrower or any other guarantor of any of the
Guaranteed Obligations, or any insolvency, bankruptcy,
reorganization or other similar proceeding affecting the
Borrower, or any other guarantor of the Guaranteed Obligations, or its assets or any resulting release or discharge of any
obligation of the Borrower, or any other guarantor of any of the
Guaranteed Obligations;
(e)  the existence of any claim, setoff or other rights which the
Guarantor may have at any time against the Borrower, any other guarantor of any of the Guaranteed Obligations, the
Administrative Agent, any Lender or any other Person, whether in connection herewith or any unrelated transactions, provided that nothing herein shall prevent the assertion of any such claim by separate suit or compulsory counterclaim;
(f)  any invalidity or unenforceability relating to or against the Borrower, or any other guarantor of any of the Guaranteed
Obligations, for any reason related to the Credit Agreement, any other Loan Document, or any other Guaranty, or any provision of applicable law or regulation purporting to prohibit the payment by the Borrower, or any other guarantor of the Guaranteed
Obligations, of the principal of or interest on any Note or any other amount payable by the Borrower under the Credit Agreement, the Notes, or any other Loan Document; or
(g)  any other act or omission to act or delay of any kind by the
Borrower, any other guarantor of the Guaranteed Obligations, the
Administrative Agent, any Lender or any other Person or any other circumstance whatsoever which might, but for the provisions of this paragraph, constitute a legal or equitable discharge of the
Guarantor's obligations hereunder, including without limitation, any failure, omission, delay or inability on the part of the
Administrative Agent or any Lender to enforce, assert or exercise any right power or remedy conferred on the Administrative Agent or any Lender under the Credit Agreement or any other Loan
Documents.
          SECTION 6.        Discharge Only Upon Payment In Full;
Reinstatement In Certain Circumstances.  The Guarantor's
obligations hereunder shall remain in full force and effect until all Guaranteed Obligations shall have been paid in full and the
Commitments under the Credit Agreement shall have terminated or expired.  If at any time any payment of the principal of or
interest on any Note or any other amount payable by the Borrower under the Credit Agreement or any other Loan Document is
rescinded or must be otherwise restored or returned upon the insolvency, bankruptcy or reorganization of the Borrower or
otherwise, the Guarantor's obligations hereunder with respect to such payment shall be reinstated as though such payment had been due but not made at such time.

SECTION 7.        Waiver of Notice by the Guarantor.  The
Guarantor irrevocably waives acceptance hereof, presentment, demand, protest and, to the fullest extent permitted by law, any notice not provided for herein, as well as any requirement that at any time any action be taken by any Person against the
Borrower, any other guarantor of the Guaranteed Obligations, or any other Person.
SECTION 8.        Stay of Acceleration.  If acceleration of the
time for payment of any amount payable by the Borrower under the
Credit Agreement, any Note or any other Loan Document is stayed upon the insolvency, bankruptcy or reorganization of the
Borrower, all such amounts otherwise subject to acceleration under the terms of the Credit Agreement, any Note or any other
Loan Document shall nonetheless be payable by the Guarantor
hereunder forthwith on demand by the Administrative Agent made at the request of the Required Lenders.
SECTION 9.       Notices.  All notices, requests and other
communications to any party hereunder shall be given or made by telecopier or other writing and telecopied or mailed or delivered to the intended recipient at its address or telecopier number set forth on the signature pages hereof or such other address or telecopy number as such party may hereafter specify for such purpose by notice to the Administrative Agent in accordance with the provisions of Section 9.01 of the Credit Agreement.  Except as otherwise provided in this Guaranty, all such communications shall be deemed to have been duly given when transmitted by
telecopier, or personally delivered or, in the case of a mailed notice, 72 hours after such communication is deposited in the mails with first class postage prepaid, in each case given or addressed as aforesaid.
SECTION 10.       No Waivers.  No failure or delay by the
Administrative Agent or any Lenders in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.  The rights and remedies provided in this Guaranty, the Credit Agreement, the Notes, and the other
Loan Documents shall be cumulative and not exclusive of any
rights or remedies provided by law.
SECTION 11.       Successors and Assigns.  This Guaranty is for
the benefit of the Administrative Agent and the Lenders and their respective successors and assigns and in the event of an
assignment of any amounts payable under the Credit Agreement, the
Notes, or the other Loan Documents, the rights hereunder, to the extent applicable to the indebtedness so assigned, may be
transferred with such indebtedness. This Guaranty may not be assigned by the Guarantor without the prior written consent of the Administrative Agent and the Required Lenders, and shall be binding upon the Guarantor and its successors and permitted
assigns.
SECTION 12.       Changes in Writing.  Neither this Guaranty
nor any provision hereof may be changed, waived, discharged or terminated orally, but only in writing signed by the Guarantor and the Administrative Agent with the consent of the Required
Lenders.
SECTION 13.       GOVERNING LAW; SUBMISSION TO JURISDICTION;
WAIVER OF JURY TRIAL.  THIS GUARANTY SHALL BE GOVERNED BY AND
CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF GEORGIA.
EACH OF THE GUARANTOR AND THE AGENT HEREBY SUBMITS TO THE
NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR
THE NORTHERN DISTRICT OF GEORGIA AND OF ANY GEORGIA STATE COURT
SITTING IN ATLANTA, GEORGIA AND FOR PURPOSES OF ALL LEGAL
PROCEEDINGS ARISING OUT OF OR RELATING TO THIS GUARANTY OR THE
TRANSACTIONS CONTEMPLATED HEREBY.  THE GUARANTOR IRREVOCABLY
WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION
WHICH ANY OF THEM MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE
VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY
CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN
BROUGHT IN AN INCONVENIENT FORUM.  EACH OF THE GUARANTOR AND THE
AGENT HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY
JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS
GUARANTY OR THE TRANSACTIONS CONTEMPLATED HEREBY.
SECTION 14.       Taxes, Etc.  All payments required to be made
by the Guarantor hereunder shall be made without setoff or
counterclaim and free and clear of and without deduction or
withholding for or on account of, any present or future taxes, levies, imposts, duties or other charges of whatsoever nature imposed by any government or any political or taxing authority as required pursuant to Section 2.13(c) of the Credit Agreement.
SECTION 15.       Subrogation.  The Guarantor hereby agrees
that it will not exercise any rights which it may acquire by way of subrogation under this Guaranty, by any payment made hereunder or otherwise, unless and until all of the Guaranteed Obligations shall have been paid in full.  If any amount shall be paid to the
Guarantor on account of such subrogation rights at any time when all of the Guaranteed Obligations shall not have been paid in full, such amount shall be held in trust for the benefit of the
Administrative Agent and the Lenders and shall forthwith be paid to the Administrative Agent to be credited and applied upon the
Guaranteed Obligations, whether matured or unmatured, in
accordance with the terms of the Credit Agreement.
          IN WITNESS WHEREOF, the Guarantor has caused this
Guaranty to be duly executed, under seal, by its authorized
officer as of the date first above written.

                                _____________________, a
                                _______________ corporation
                                (SEAL)

                                By:
                                       Title:

                                Attention:
                                Telecopier number:
                                Confirmation number:
                                                        EXHIBIT M

                 FORM OF CONTRIBUTION AGREEMENT

     THIS CONTRIBUTION AGREEMENT (this "Agreement") is entered
into as of July ___, 2000 by and among AIRBORNE FREIGHT
CORPORATION, a Delaware corporation (the "Company") and each of the undersigned corporations (other than the Company)
respectively organized under the laws of the states set forth on the signature pages below their names (each a "Subsidiary", and collectively, the "Subsidiaries").  The Company and each of the
Subsidiaries are sometimes hereinafter referred to individually as a "Contributing Party" and collectively as the "Contributing
Parties".

                      W I T N E S S E T H :

     WHEREAS, pursuant to that certain Credit Agreement dated as of even date herewith, among the Company, WACHOVIA BANK, N.A., as
Administrative Agent for itself and the other Lenders which are party thereto from time to time (such agreement, as the same may from time to time be amended, modified, restated or extended, being hereinafter referred to as the "Credit Agreement"; unless otherwise provided herein, capitalized terms used in this
Agreement have the meanings set forth in the Credit Agreement), the Lenders have agreed to extend financial accommodations to the
Company, and on after the Reorganization Effective Date, the
Holding Company (each of the Company and the Holding Company are referred to as "Borrower");

     WHEREAS, as a condition, among others, to the Administrative
Agent's and the Lenders' willingness to enter into the Credit
Agreement, the Lenders have required that each Material
Subsidiary execute and deliver a Subsidiary Guaranty, dated as of even date herewith (each such guaranty, as the same may from time to time be amended, modified, restated or extended, being
hereinafter referred to individually as a "Guaranty" and
collectively as the "Guaranties"), pursuant to which, among other things the Subsidiaries have jointly and severally agreed to guarantee the Borrower's indebtedness and other obligations owed to the Lenders under and as defined in the Credit Agreement, including, without limitation, the Borrower's obligations to repay the Loans it owes to the Lenders; and

     WHEREAS, each Subsidiary is a wholly-owned direct or
indirect subsidiary of the Borrower and is engaged in businesses related to those of the Borrower and each other Subsidiary, and each of the Subsidiaries will derive direct or indirect economic benefit from the effectiveness and existence of the Credit
Agreement;

     NOW, THEREFORE, in consideration of the premises and the
covenants hereinafter contained, and to induce each Subsidiary to enter into the Guaranty, it is agreed as follows:

     To the extent that any Subsidiary shall, under a Guaranty, make a payment (a "Contribution Payment") of a portion of the
"Guaranteed Obligations" (as defined in the Guaranty), then such
Contributing Party shall be entitled to contribution and
indemnification from, and be reimbursed by, each of the other
Contributing Parties in an amount, for each such Contributing
Party, equal to a fraction of such Contributing Party Payment, the numerator of which fraction is such Contributing Party's
Allocable Amount and the denominator of which is the sum of the
Allocable Amounts of all of the Contributing Parties.

     As of any date of determination, the "Allocable Amount" of each Contributing Party shall be equal to the maximum amount of liability which could be asserted against such Contributing Party hereunder with respect to the applicable Contribution Payment without (i) rendering such Contributing Party "insolvent" within the meaning of Section 101(31) of the Federal Bankruptcy Code
(the "Bankruptcy Code") or Section 2 of either the Uniform
Fraudulent Transfer Act (the "UFTA") or the Uniform Fraudulent
Conveyance Act (the "UFCA"), (ii) leaving such Contributing Party with unreasonably small capital, within the meaning of Section
548 of the Bankruptcy Code or Section 4 of the UFTA or Section 5
of the UFCA, or (iii) leaving such Contributing Party unable to pay its debts as they become due within the meaning of Section
548 of the Bankruptcy Code or Section 4 of the UFTA or Section 6
of the UFCA.

     This Agreement is intended only to define the relative
rights of the Contributing Parties, and nothing set forth in this
Agreement is intended to or shall impair the obligations of the
Subsidiaries, jointly and severally, to pay any amounts, as and when the same shall become due and payable in accordance with the terms of the Guaranties.

     The parties hereto acknowledge that the rights of
contribution and indemnification hereunder shall constitute
assets in favor of each Contributing Party to which such
contribution and indemnification is owing.

     This Agreement shall become effective upon its execution by each of the Contributing Parties and shall continue in full force and effect and may not be terminated or otherwise revoked by any
Contributing Party until all of the obligations under the Credit
Agreement shall have been indefeasibly paid in full (in lawful money of the United States of America) and discharged and the
Credit Agreement and financing arrangements evidenced and
governed by the Credit Agreement shall have been terminated.
Each Contributing Party agrees that if, notwithstanding the
foregoing, such Contributing Party shall have any right under applicable law to terminate or revoke this Agreement, and such
Contributing Party shall attempt to exercise such right, then such termination or revocation shall not be effective until a written notice of such revocation or termination, specifically referring hereto and signed by such Contributing Party, is
actually received by each of the other Contributing Parties and by the Lenders at their notice addresses set forth in the Credit
Agreement.  Such notice shall not affect the right or power of any Contributing Party to enforce rights arising prior to receipt of such written notice by each of the other Contributing Parties and the Lenders.  If any Lender grants additional loans to the
Borrower or takes other action giving rise to additional
obligations after any Contributing Party has exercised any right to terminate or revoke this Agreement but before any Lender
receives such written notice, the rights of each other
Contributing Party to contribution and indemnification hereunder in connection with any Contribution Payments made with respect to such loans or obligations shall be the same as if such
termination or revocation had not occurred.

     IN WITNESS WHEREOF, each Contributing Party has executed and delivered this Agreement, under seal, as of the date first above written.

                                AIRBORNE FREIGHT CORPORATION
                                (SEAL)

                                By:
                                        Title:

                                Address:

                                Attention:
                                Telecopier No.
                                Confirmation No.

                                [NAME OF SUBSIDIARY], a
                                ___________________ corporation
                                (SEAL)

                                By:
                                        Title:

                                Address:

                                Attention:
                                Telecopier No.
                                Confirmation No.

                            EXHIBIT N

                    FORM OF JOINDER AGREEMENT

          THIS JOINDER AGREEMENT dated as of
[___________________], by AIRBORNE FREIGHT CORPORATION, as the
original borrower (the "Original Borrower"), WACHOVIA BANK, N.A., as agent (the "Administrative Agent"), and [insert name of
Holding Company], as the new borrower (the "New Borrower").

     1.   The Original Borrower is a party to that certain
$275,000,000 Credit Agreement dated as of July 27, 2000, among the Original Borrower, the Administrative Agent and certain other lenders party thereto from time to time (as amended or otherwise modified from time to time, the "Credit Agreement"; capitalized terms not defined herein have the meaning set forth in the Credit
Agreement).  Contemporaneously with the Reorganization, and as a condition to the Reorganization Effective Date, the parties
hereto agree as follows:

     2.   The New Borrower hereby agrees to become a party to the
Credit Agreement and each other Loan Document to which the
Original Borrower was a party (other than the Notes) and hereby assumes all of the Original Borrower's indebtedness, obligations, and liabilities thereunder, including, without limitation, with respect to the Loans, interest thereon, and fees payable with respect thereto, all as set forth in the terms of the Credit
Agreement and the other Loan Documents. The New Borrower, as the
"Borrower" under the Credit Agreement, hereby makes all of the representations and warranties set forth in the Credit Agreement and each of the Loan Documents, mutatis mutandis, to the extent relating to the Borrower, and agrees to perform all of the
"Borrower's" covenants and be subject to all terms and conditions applicable to the "Borrower" under the Credit Agreement and the other Loan Documents.

     3.   The Original Borrower is hereby released as the
"Borrower" under the Credit Agreement and the other Loan
Documents to which it is a party as the "Borrower" thereunder.
The Original Borrower hereby agrees to become a party to the
Contribution Agreement as a guarantor and a contributing party and hereby assumes all of the indebtedness, obligations, and liabilities of a Guarantor and Contributing Party thereunder, including, without limitation, with respect to the Loans,
interest thereon, and fees payable with respect thereto, as set forth in the terms of the Contribution Agreement.

     4.   Contemporaneously with the execution and delivery of
this Joinder Agreement, (i) the New Borrower hereby agrees to execute and deliver to the Administrative Agent new Notes to replace the Notes issued by the Original Borrower under the
Credit Agreement as evidence of the New Borrower's assumption of the Loans, and (ii) the Original Borrower hereby agrees to
execute and deliver to the Administrative Agent a Subsidiary
Guaranty. By the execution and delivery of this Joinder Agreement the parties hereto agree that the execution and delivery of this
Joinder Agreement shall not cause a novation with respect to the
Loans notwithstanding (i) the assumption by the New Borrower of the Original Borrower's Loans and other indebtedness, obligations and liabilities under the Credit Agreement and the other Loan
Documents, (ii) the New Borrower's issuance of new Notes
replacing the Original Borrower's Notes, and (iii) the release of the Original Borrower as the "Borrower" under the Credit
Agreement. Nothing in this Joinder Agreement shall release or be deemed to release any other guarantor under a Subsidiary
Guarantor with respect to the Loans assumed by the New Borrower.

          IN WITNESS WHEREOF, the parties hereto have caused this
Joinder Agreement to be duly executed and delivered as of the day and year first above written.

                              AIRBORNE FREIGHT CORPORATION, as
the Original Borrower

                              By________________________
                                Title:

                              [insert name of Holding Company],
as                                                the New
Borrower

                              By________________________
                                Title:

                              WACHOVIA BANK, N.A., as
Administrative Agent

                              By________________________
                                Title:
                            EXHIBIT O

                        PLEDGE AGREEMENT

     THIS PLEDGE AGREEMENT (this "Agreement"), is made and
entered into as of __________ [___], 2000, by and between
WACHOVIA BANK, N.A. in its capacity as Agent under the Credit
Agreement hereinafter referred to (the "Agent", which term shall include any successor Agent under the Credit Agreement) for the ratable benefit of the "Lenders" under the Credit Agreement and
AIRBORNE, INC. ("Borrower");

                       W I T N E S E T H:

     WHEREAS, pursuant to that certain Credit Agreement of even date herewith among the Agent, Borrower, and the "Lenders"
thereunder (as amended or supplemented from time to time, the
"Credit Agreement"; capitalized terms used herein without
definition have the meanings given them in the Credit Agreement),
Borrower is or may hereafter become indebted to the Lenders in respect of the principal and interest on Loans made from time to time by the Lenders to the Borrower under the Credit Agreement, and fees, costs, indemnification and other amounts from time to time owing by the Borrower under the Credit Agreement or any other Loan Document (collectively, the "Secured Obligations");
and

     WHEREAS, to induce the Lenders to extend or to continue to extend credit to the Borrower, the Borrower has agreed, at the
Lenders' request, to make and enter into this Agreement;

     NOW, THEREFORE, for the sum of $10 in hand paid and other
good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and to induce the Lenders to
extend credit from time to time to the Borrower, the Borrower and the Agent hereby agree as follows:

     SECTION 1.  Definitions. Terms defined in the Credit
Agreement and not otherwise defined herein have, as used herein, the respective meanings provided for therein.

     SECTION 2.  Pledge of Collateral.  Borrower does hereby
pledge, hypothecate, assign, transfer, set over, deliver and grant a security interest in and to the Agent, for the ratable benefit of the Lenders, in the Pledged Note issued by Airborne
Freight Corporation (the "Subsidiary"), a copy of which is
attached hereto as Annex A, together with all proceeds thereof, which original Pledged Note is simultaneously herewith being delivered to Agent, accompanied by an endorsement to the Agent signed by Borrower (hereinafter said Pledged Note and all
proceeds thereof being collectively referred to as the
"Collateral"), all as security for the payment of the Secured
Obligations.

     SECTION 3.  Holding of Collateral and Rights.  (a) Borrower
acknowledges and agrees that the Agent shall hold the Collateral, together with all right, title, interest, powers, privileges and preferences pertaining or incidental thereto forever, subject, however, to return of the Collateral (or such portion thereof as may be existing from time to time hereafter after giving effect to the terms hereof) by the Agent to Borrower upon payment in full of all the Secured Obligations and termination by the
Lenders in writing of any and all credit commitments with respect thereto.

     (b)  So long as no Event of Default shall have occurred and be continuing: (i) Borrower shall be entitled to exercise any and all rights pertaining to the Collateral or any part thereof for any purpose not prohibited by the terms of this Agreement;
provided, however, that following request therefor by Agent,
Borrower shall not (A) amend any provision of the Pledged Note, or (B) exercise or refrain from exercising any such right if such action would have a material adverse effect on the value of the
Collateral or any part thereof; and, provided further, that
Borrower shall give Agent at least ten days' written notice of the manner in which it intends to exercise any such right; and
(ii) Borrower shall be entitled to receive and retain any
interest or any other distribution of property paid, payable or otherwise distributed in respect of the Collateral.  Upon the occurrence and during the continuance of an Event of Default, all rights of Borrower to exercise such rights which it would
otherwise be entitled to exercise pursuant hereto shall cease, and all such rights shall thereupon become vested in Agent who shall thereupon have the sole right to exercise such rights.

     SECTION 4.  Delivery of Additional Instruments; Further
Assurances.  The Borrower further covenants with the Agent that at the request of the Agent at any time and from time to time, at the expense of the Borrower, the Borrower will promptly execute and deliver all further instruments and documents, including any additional instruments evidencing indebtedness of the Subsidiary to the Borrower, and take all further action that the Agent may reasonably request, in order to perfect and protect the security interest granted or purported to be granted hereby or to enable the Agent to exercise and enforce its rights, powers and remedies hereunder with respect to any Collateral.

     SECTION 5.  Proceeds of Collateral.  So long as no Event of
Default has occurred and is continuing, the Borrower shall be entitled to receive and retain any proceeds in respect of the
Collateral.  Upon the occurrence and during the continuance of an
Event of Default, the Borrower shall receive and hold all
payments in respect of the Collateral in trust for the benefit of the Agent, and, at the request of the Agent, shall remit all such amounts to the Agent for application to the Secured Obligations in such order as the Agent (acting at the direction of the
Required Lenders) shall elect.

     SECTION 6.  Agent Appointed Attorney-in-Fact.  The Borrower
hereby irrevocably appoints the Agent as the Borrower's attorney-
in-fact, with full authority in the place and stead of the
Borrower and in the name of the Borrower or otherwise, from time to time in the Agent's discretion, to take any action and to execute any instrument which the Agent may deem reasonably
necessary or advisable to accomplish the purposes of this
Agreement, including, without limitation, from and after the occurrence of an Event of Default to receive, endorse and collect the Pledged Note and all instruments made payable to the Borrower representing any principal and/or interest payment or other
distribution in respect of the Collateral or any part thereof and to give full discharge for the same, when and to the extent
permitted by this Agreement.

     SECTION 7.  The Agent May Perform. If the Borrower fails to perform any agreement contained herein, the Agent may perform, or cause performance of, such agreement, and the expenses of the
Agent incurred in connection therewith shall be payable by the
Borrower under Section 10; provided, that, the Agent shall
exercise commercially reasonable efforts to notify the Borrower prior to taking any such action (although the failure to so
notify the Borrower shall not limit the Agent's rights
hereunder).

     SECTION 8.  Reasonable Care.  To the maximum extent
permitted by law, the Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment
substantially equal to that which the Agent accords the Agent's own property, it being understood that the Agent shall not have responsibility for (i) ascertaining or taking action with respect to maturities, notices or other matters relative to any
Collateral, whether or not the Agent has or is deemed to have knowledge of such matters, unless reasonably requested to do so by the Borrower, or (ii) taking any necessary steps to preserve rights against any parties with respect to any Collateral.

     SECTION 9.  Remedies.  If any Event of Default shall have
occurred and be continuing:

          A.   The Agent may exercise (in compliance with all
applicable laws) in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise
available to them, all the rights and remedies of a secured party on default under the Uniform Commercial Code in effect in the
State of Georgia at that time, and the Agent may also, without notice except as specified below at anytime during the existence of an Event of Default, (i) make demand for payment on the
Subsidiary in respect of the Pledged Note, and (ii) sell (in compliance with all applicable securities laws) the Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, over the counter or at any of the Agent's offices or elsewhere, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as the
Agent may deem commercially reasonable or otherwise in such
manner as necessary to comply with applicable federal and state securities laws.  The Agent shall be authorized at any such sale
(if it deems it advisable to do so) to restrict the prospective bidders or purchasers to persons who will represent and agree that they are purchasing the Collateral for their own account for investment and not with a view to the distribution or sale
thereof, and upon consummation of any such sale the Agent shall have the right to assign, transfer and deliver to the purchaser or purchasers at any such sale and such purchasers shall hold the property sold absolutely, free from any claim or right on the part of the Borrower, and the Borrower hereby waives (to the extent permitted by law) all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter
enacted.  To the extent notice of sale shall be required by law, the Agent shall give the Borrower at least 10 days' notice of the time and place of any public sale or the time after which any private sale is to be made, which the Borrower agrees shall
constitute reasonable notification.  At any such sale, the Agent may bid (which bid may be, in whole or in part, in the form of cancellation of Secured Obligations) for and purchase the whole or any part of the Collateral.  The Agent shall not be obligated to make any sale of Collateral regardless of notice of sale
having been given.  The Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.  If sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the
Agent until the sale price is paid by the purchaser or purchasers thereof, but the Agent shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such
Collateral may be sold again upon like notice.  The Borrower agrees that any sale of the Collateral conducted by the Agent in accordance with the foregoing provisions of this Section 9 shall be deemed to be a commercially reasonable sale under O.C.G.A.  1-
9-504 of the Georgia Uniform Commercial Code.  As an alternative to exercising the power of sale herein conferred upon them, the
Agent may proceed by a suit or suits at law or in equity to
foreclose the security interest granted under this Agreement and to sell the Collateral, or any portion thereof, pursuant to a judgment or decree of a court or courts of competent
jurisdiction.

          B.   Any cash held by the Agent as Collateral and all
cash proceeds received by the Agent in respect of any sale of, collection from, or other realization upon or any part of the
Collateral following the occurrence of an Event of Default may, in the discretion of the Agent, be held by the Agent as
collateral for, and/or then or at any time thereafter applied against all or any part of the Secured Obligations, in such order of application as the Agent (acting at the direction of the
Required Lenders) shall select.

          C.   Any surplus of such cash or cash proceeds held by
the Agent and remaining after payment in full of all the Secured
Obligations shall be paid over to the Borrower or to whomsoever may be lawfully entitled to receive such surplus.

     SECTION 10.  Expenses.  The Borrower will, upon demand, pay to the Agent the amount of any and all reasonable expenses,
including the reasonable fees and expenses of its counsel,
actually incurred, and of any experts and agents, and including any taxes or fees incurred on account of the execution, issuance, delivery or recording of this Agreement or other documents
executed in connection herewith which the Agent may incur in connection with (i) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the
Collateral, (ii) the exercise or enforcement of any of the rights of the Agent hereunder, or (iii) the failure by the Borrower to perform or observe any of the provisions hereof.

     SECTION 11.  Security Interest Absolute.  All rights of the
Agent hereunder, the security interest granted to the Agent
hereunder, and all obligations of the Borrower hereunder, shall be absolute and unconditional irrespective of any of the
following, and the Borrower expressly consents to the occurrence of any of such events and waives, in its capacity as Borrower, to the extent permitted by law, any defense arising therefrom:

          A.  any lack of validity or enforceability of any of
the Loan Documents or any other agreement or instrument relating thereto;

          B.  any change in the time, manner or place of payment
of, or in any other term of, all or any of the Secured
Obligations, or any other amendment or waiver of or any consent to any departure from any of the Loan Documents;

          C.  any exchange, release or non-perfection of any
other collateral, or any release or amendment or waiver of or consent to or departure from any of the Loan Documents for all or any of the Secured Obligations; or

          D.  any other circumstance which might otherwise
constitute a defense available to, or a discharge of, the
Borrower in respect of the Secured Obligations or in respect of this Agreement.

     SECTION 12.  Amendments, Etc.  No amendment or waiver of any provision of this Agreement nor consent to any departure by the
Borrower herefrom shall in any event be effective unless the same shall be in writing and signed by the Agent and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     SECTION 13.  No Waiver; Cumulative Remedies.  No failure on the part of the Agent to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy by the Agent preclude any other or further exercise thereof or the exercise of any other right, power or remedy.  All remedies hereunder are cumulative and are not
exclusive of any other remedies provided by law.

     SECTION 14.  Severability.  If any provision of any of this
Agreement or the application thereof to any party hereto or
circumstances shall be invalid or unenforceable to any extent, the remainder of this Agreement and the application of such
provisions to any other party thereto or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law.

     SECTION 15.  Notices.  All notices, requests and other
communications to any party hereunder shall be in writing
(including bank wire, telecopier or similar writing) and shall be given to such party at its address or telecopier number set forth hereinbelow or at such other address or telecopier number as such party may hereafter specify for the purpose by notice to each other party in accordance with the provisions of Section 9.01 of the Credit Agreement.  Except as otherwise provided in this
Agreement, all such communications shall be deemed to have been duly given when transmitted by telecopier, or personally
delivered or, in the case of a mailed notice, 72 hours after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid.

     SECTION 16.  Time is of the Essence.  Time is of the essence in this Agreement.

     SECTION 17.  Interpretation.  No provision of this Agreement shall be construed against or interpreted to the disadvantage of any party hereto by any court or other governmental or judicial authority by reason of such party having or being deemed to have structured or dictated such provision.

     SECTION 18.  The Agent Not Joint Venturer.  Neither this
Agreement nor any agreements, instruments, documents or
transactions contemplated hereby shall in any respect be
interpreted, deemed or construed as making the Agent a partner or joint venturer with the Borrower or as creating any similar
relationship or entity, and the Borrower agrees that it will not make any contrary assertion, contention, claim or counterclaim in any action, suit or other legal proceeding involving the Agent and the Borrower.

     SECTION 19.  Jurisdiction.  The Borrower agrees that any
legal action or proceeding with respect to this Agreement may be brought in the courts of the State of Georgia or the United
States of America for the Northern District of Georgia, Atlanta
Division, all as the Agent may elect.  By execution of this
Agreement, the Borrower hereby submits to each such jurisdiction, hereby expressly waiving whatever rights may correspond to it by reason of its present or future domicile.  Nothing herein shall affect the right of the Agent to commence legal proceedings or otherwise proceed against the Borrower in any other jurisdiction or to serve process in any manner permitted or required by law.
The Borrower agrees that service of process may be made upon it be certified mail in the manner prescribed in Section 9.01 in the
Credit Agreement for the giving of notice of the Borrower.
Nothing herein contained, however, shall prevent the Agent from bringing any action or exercising any rights against any security and against the Borrower personally, and against any assets of the Borrower, within any other state or jurisdiction.

     SECTION 20.  Governing Law.  This Agreement shall be
governed by and construed in accordance with the laws of the
State of Georgia and shall inure to the benefit of and be binding upon the successors and assigns of the parties hereto.

     SECTION 21.  Counterparts.  This Agreement may be executed in two or more counterparts, each of which when fully executed shall be an original, and all of said counterparts taken together shall be deemed to constitute one and the same agreement.

          IN WITNESS WHEREOF, the Borrower has caused this
Agreement to be duly executed under seal as of the date first above written.

     AIRBORNE, INC.           (SEAL)

     By: ___________________________________
     Title:

P.O. Box 662
Seattle, Washington 98111
Attention:  Chief Financial Officer and General Counsel
CFO Telecopier number: 206-281-1444
Confirmation number: 206-281-1003
GC Telecopier number: 206-281-1444
Confirmation number: 206-281-1005

ACCEPTED:

WACHOVIA BANK, N.A.,
in its capacity as Agent

By:___________________________
   Title:

                            ANNEX "A"

                      FORM OF PLEDGED NOTE

                        __________, 2000

     For value received, AIRBORNE EXPRESS, INC., formerly known as AIRBORNE FREIGHT CORPORATION ("Maker"), promises to pay to the order of AIRBORNE, INC. (the "Parent"), and its successors and assigns (each, a "Holder"), ON DEMAND, the unpaid principal
amount of each loan, advance or other credit accommodation as currently reflected on the books and records of the Parent, as well as all loans, advances and other credit accommodations
hereafter made by the Parent from time to time to Maker, but in any event only to the extent constituting proceeds of
"Borrowings" defined in the Parent's $275,000,000 Credit
Agreement dated as of July 27, 2000 with Wachovia Bank, N.A. as administrative agent.

     The Maker hereby waives presentment, demand, protest, notice of demand, protest and nonpayment and any other notice required by law relative hereto. The Maker irrevocably waives, to the fullest extent permitted by law, any and all right to trial by jury in any legal proceeding arising out of this note,
(b) submits to the nonexclusive personal jurisdiction in the
State of Georgia, the courts thereof and the United States
District Courts sitting therein, for the enforcement of this note, (c) waives any and all personal rights under the law of any jurisdiction to object on any basis (including, without
limitation, inconvenience of forum) to jurisdiction or venue within the State of Georgia for the purpose of litigation to enforce this note, and (d) agrees that service of process may be made upon it by certified mail at the address listed below the
Maker's signature to this note.  Nothing herein contained,
however, shall prevent the Holder from bringing any action or exercising any rights against the Maker or any assets of the
Maker, within any other state or jurisdiction.

                         AIRBORNE EXPRESS, INC.
                         formerly known as Airborne Freight
Corporation
(SEAL)

                         By: ___________________________________
                         Title:

                              P.O. Box 662
                              Seattle, Washington 98111
                              Attention:  Chief Financial Officer
and
                              General Counsel
                              CFO Telecopier number: 206-281-1444
                              Confirmation number: 206-281-1003
                              GC Telecopier number: 206-281-1444
                              Confirmation number: 206-281-1005

PAY TO THE ORDER OF WACHOVIA BANK, N.A., AS ADMINISTRATIVE AGENT.

                         AIRBORNE, INC. (SEAL)

                         By:___________________________
                         Title:
                                                    Schedule 4.08

                          Subsidiaries

Name                     Jurisdiction of Incorporation
Material Subsidiary

ABX Air, Inc.                 Delaware                 Yes

Airborne Forwarding                Delaware                 Yes
Corporation, dba Sky Courier

Airborne FTZ, Inc.            Ohio                     Yes

Wilmington Air Park, Inc.          Ohio                     Yes

Aviation Fuel, Inc.           Ohio                     No

Sound Suppression, Inc.       Ohio                     No

Advanced Logistics Services        Ohio                     No
Corporation

Airborne Freight Limited      New Zealand                   No

Airborne Express (Netherlands)     Netherlands
No
B.V.

Airborne Express i Sigtuna AB Sweden                   No

_______________________________
1 Aggregate amount of all Commitments of all Lenders on the
  Effective Date, or such lesser amount to which Money Market
  Loans may be limited pursuant to the Credit Agreement

2 A notice address which is different from the Lending Office may be used.

3 The date must be a Euro-Dollar Business Day

4 The amount of the Money Market Borrowing is subject to
  Section 2.03(a) and (b).

5 The Stated Maturity Dates are subject to Section 2.03(b)(iii).
  The Borrower may request that up to 2 different Stated
  Maturity Dates be applicable to any Money Market Borrowing, provided that (i) each such Stated Maturity Date shall be
  deemed to be a separate Money Market Quote Request and
  (ii) the Borrower shall specify the amounts of such Money
  Market Borrowing to be subject to each such different Stated
  Maturity Date.

6 As specified in the related Money Market Quote Request

7 The principal amount bid for each Stated Maturity Date may not exceed the principal amount requested.  Money Market Quotes must be made for at least [$5,000,000] or a larger integral multiple of [$1,000,000].

8 The Stated Maturity Dates are subject to Section 2.03(b)(iii).

9 Subject to Section 2.03(c)(ii)(C).